As filed with the U.S. Securities and Exchange Commission on April 24, 2008

Registration Nos. 333 – 137572
811 – 07545

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
PRE-EFFECTIVE AMENDMENT NO.	[ ]
POST-EFFECTIVE AMENDMENT NO. 3	[X]
AND
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. __	[X]

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)

Prudential Plaza
751 Broad Street
Newark, New Jersey 07102-37777
(973) 802-7333
(Address and telephone number of Depositor)

Michael J. Scharpf
Vice President and Corporate Counsel
The Prudential Insurance Company of America
80 Livingston Ave., Bldg. ROS3
Roseland, New Jersey 07068
(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate space):

[ ]	immediately upon filing pursuant to paragraph (b).
[X]	on May 1, 2008 pursuant to paragraph (b) of rule 485.
[ ]	60 days after filing pursuant to paragraph (a)(1).
[ ]	on _____ pursuant to paragraph (a)(1).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

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May 1, 2008
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PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

PRUBENEFIT SELECTSM

Group Flexible Premium Variable Universal Life Insurance Contract

This prospectus describes the PruBenefit SelectSM group flexible premium variable universal life insurance contract (the “Group Contract”), offered by The Prudential Insurance Company of America (“Prudential”) solely to Employers or to trusts established by Employers (each, a “Contract Holder”). Each Group Contract will provide life insurance (a “Coverage”) on Employees (each, a “Covered Person”) of an Employer. The Contract Holder will generally be the sole beneficiary of each Coverage and have all rights and privileges under the Group Contract including the right to assign a Coverage to a Covered Person. The Contract Holder must agree to use the proceeds of each Coverage to finance the cost of employee benefits which may include non-qualified executive deferred compensation or salary continuation plans, retiree medical benefits or other purposes related to informal funding for employee benefits.

The Contract Holder may choose to allocate the Group Contract’s premiums and its earnings to one or more of the available Variable Investment Options of the Prudential Variable Contract Account GI-2 (the “Account”). For a list of the available Funds in which Variable Investment Options invest, their investment objectives and their investment advisers, see The Variable Investment Options.

The Contract Holder may also choose to allocate the Group Contract’s premiums and its earnings to the Fixed Interest Rate Option, which pays a guaranteed interest rate. See The Fixed Interest Rate Option.

Read this Prospectus. Read this prospectus before purchasing the Group Contract. Keep it for future reference. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that the Group Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Investment in a variable universal life insurance contract is subject to risk, including the possible loss of principal. An investment in PruBenefit SelectSM is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

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The Prudential Insurance Company of America
Attn: PruBenefit Funding
13001 County Road 10
Plymouth, MN 55442
Telephone (800) 286-7754

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PruBenefit SelectSM is a service mark of Prudential.

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Expenses of the Funds

The following tables describe the fees and expenses that the Contract Holder could pay when buying, owning and surrendering the Group Contract or any Coverage. Prudential’s current fees and expenses may be lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes the maximum and current fees and expenses that the Contract Holder will pay at the time it purchases the Group Contract or any Coverage, makes a premium payment, surrenders the Group Contract or any Coverage, or transfers amounts between Variable Investment Options.

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Transaction Fees

	When Charge	Maximum Amount	Current
Charge	is Deducted	Deductible	Amount Deducted

Premium Load[1]	Deducted from premium payments	8.50% of each Target Premium and 2.00% of Excess Premium[2]	8.50% of each Target Premium and 2.00% of Excess Premium[3]

Surrender Charge	Deducted upon Surrender	0	0

Transfer Charge	Each transfer	$25	0

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1 The Premium Load includes an amount to cover the cost of commissions; advertising and the printing and distribution of prospectuses and sales literature; any federal, state or local income, premium, excise, business tax or any other type of charge, or component thereof, measured by or based upon the amount of the premium received by Prudential. In Oregon, this is called a premium based administrative charge. The charges shown may not be representative for a particular Coverage. For more information about the actual cost for a particular Coverage, contact Prudential at (800) 286-7754.

2 The Maximum Amount Deductible is reduced to 3.75% of each Target Premium and 2.00% of Excess Premium in Coverage Years five through nine. The Maximum Amount Deductible for any premium received in Coverage Years 10 and later is 3.75% of the premium received. The charges shown may not be representative for a particular Coverage. For more information about the actual cost for a particular Coverage, contact Prudential at (800) 286-7754.

3 The Current Amount Deducted is reduced to 3.75% of each Target Premium and 2.00% of Excess Premium in Coverage Years five through nine. The Current Amount Deducted for any premium received in Coverage Years 10 and later is 3.75% of the premium received. The Premium Load may be reduced where it is expected that the amount or nature of a particular Group Contract will result in savings of sales or other costs. See Reduction of Charges.

The second table describes the maximum and current Group Contract fees and expenses that the Contract Holder will pay periodically during the time it owns the Group Contract, not including the Funds’ fees and expenses.

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Periodic Contract Charges other than the Funds’ Fees and Expenses

Charge	When Charge is Deducted	Maximum Amount Deductible	Current Amount Deducted

Cost of Insurance (“COI”) for the	Monthly		Minimum amount deducted is
Basic Insurance[1]		Before January 1,	$0 per $1,000.
2009: $83.333 per
		$1,000 of Net Amount	The charge in Coverage Year
		at Risk (“NAR”)	two for a representative
Covered Person, preferred
		On or after January 1,	non-smoker male Coverage
		2009: $29.193 per	issued at age 45 with Attained
		$1,000 of NAR	Age 46 in the Guaranteed
Issue Underwriting Class is
$0.150 per $1,000.[2]

COI for the Target Term	Monthly	Before January 1,	Minimum amount deducted is
Insurance[3]		2009: $83.333 per	$0 per $1,000.
$1,000 of NAR
The charge in Coverage Year
		On or after January 1,	two for a representative
		2009: $29.193 per	Covered Person, preferred
		$1,000 of NAR	non-smoker male Coverage
issued at age 45 with Attained
Age 46 in the Guaranteed
Issue Underwriting Class is
$0.086 per $1,000.[2]

Mortality and Expense Risk	Monthly	0.040% of assets in	0.020% of assets in the
Charge[4]		Variable Investment	Variable Investment Options[5]
Options

Net Interest on Loans[6]	Annually	1%	1%

Administrative Charge	Monthly	$10 per Covered	$10 per Covered Person[7]
Person

Administrative Charge for	Each Transaction	$25 per transaction	0
Increases to Basic Insurance

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1 The current COI charge for the Basic Insurance varies based on the individual characteristics of the Covered Person, including such characteristics as: age, gender, Underwriting Class, Extra Rating Class, if any, smoker status, and years from Coverage Effective Date. For example, the highest COI rate is for a Covered Person age 99. The charges shown may not be representative for a particular Coverage. For more information about the actual cost for a particular Coverage, contact Prudential at (800) 286-7754.

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2 For this sample, the amount shown under the heading “Current Amount Deducted” is the same before January 1, 2009 and on or after January 1, 2009.

3 The current COI charge for the Target Term Insurance varies based on the individual characteristics of the Covered Person, including such characteristics as: age, gender, Underwriting Class, Extra Rating Class, if any, smoker status, and years from Coverage Effective Date. For example, the highest COI rate is for a Covered Person age 99. The charges shown may not be representative for a particular Coverage. For more information about the actual cost for a particular Coverage, contact Prudential at (800) 286-7754.

4 The Mortality and Expense Risk Charge is deducted from each Coverage Fund on each Monthly Date based on the amount invested in the Variable Investment Options on that Monthly Date. See Mortality and Expense Risk Charge.

5 The current monthly Mortality and Expense Risk Charge is reduced from 0.020% to 0.015% of assets in Variable Investment Options in Coverage Years 11 and later. Prudential will reassess this charge annually, subject to the maximum mortality and expense risk charge. Any increase would apply to all Group Contracts, and Prudential will provide prior notice of any increase to Contract Holders.

6 The Net Interest on Loans reflects the net difference between a standard loan with an effective annual interest charge of 5% and an effective annual interest credit equal to 4%. Preferred loans are currently charged a lower effective annual interest rate. See Loans.

7 The Administrative charge may be reduced where it is expected that the amount or nature of a particular Group Contract will result in savings of administrative or other costs. See Reduction of Charges.
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Expenses of the Funds

This table shows the minimum and maximum total operating expenses charged by the Funds that the Contract Holder will pay periodically during the time it has allocated Net Premiums and earnings to the corresponding Variable Investment Options. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each of the Funds.

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Total Annual Fund Operating Expenses	Minimum	Maximum

(Expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.20%	5.32%

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SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Contract

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PruBenefit SelectSM is a form of group flexible premium variable universal life insurance. The Group Contract provides life insurance coverage on each individual identified as a Covered Person. Each Covered Person must consent in writing to be insured and must meet Prudential’s underwriting requirements as set forth in the Group Contract. Prudential provides a Certificate of Coverage with a Benefit Summary Report to the Contract Holder to deliver to each Covered Person. The Certificate of Coverage states the limited rights of the Covered Persons under the Group Contract. The Benefit Summary Report states the amount of insurance and the Coverage Effective Date for each Coverage. Prudential establishes a Death Benefit and Coverage Fund with respect to each Covered Person. The Contract Holder may allocate Net Premiums and earnings to one or more of the available Variable Investment Options or to the Fixed Interest Rate Option. The value of each Death Benefit and Coverage Fund changes every Business Day according to the investment performance of the Variable Investment Options to which the Contract Holder has allocated Net Premiums and the interest credited to the Fixed Interest Rate Option if the Contract Holder has allocated Net Premium to the Fixed Interest Rate Option. The aggregate value of the Coverage Funds equals the Group Contract’s aggregate Cash Value.
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Although the value of each Coverage Fund will increase if there is favorable investment performance in the Variable Investment Options, investment returns in the Variable Investment Options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of each Coverage Fund will decrease. The risk will be different, depending upon which Variable Investment Option(s) the Contract Holder chooses. The Contract Holder bears the risk of any decrease in value. If the Contract Holder selects the Fixed Interest Rate Option, Prudential credits each Coverage Fund with a declared rate of interest, but the Contract Holder assumes the risk that the rate may change, although it will never be lower than an effective annual rate of 2% or the rate required by law. Transfers into and out of the Fixed Interest Rate Option are subject to strict limits.

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Some features, conditions and terms described in this prospectus may not be available in some states.
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Basic Insurance

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The Basic Insurance is determined with respect to each Covered Person based on his or her age, sex and Underwriting Class at the time the Contract Holder purchases the Coverage. The Basic Insurance will remain in force so long as premiums and other charges are paid as described in the Group Contract until a Covered Person attains age 100. At that time, the Coverage’s Death Benefit will equal the Cash Value, less any Coverage Debt outstanding and any past due monthly charges. See Attainment of Age 100.
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Target Term Insurance

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Prudential permits the Contract Holder to purchase additional insurance (“Target Term Insurance”) with respect to each Covered Person. The Target Term Insurance on each Covered Person will terminate when such Covered Person reaches Attained Age 100.

Currently, Prudential assesses lower sales loads on the Target Term Insurance and the current Cost of Insurance for each Covered Person is also generally lower in the first 10 years. As a result, in the early years of a Coverage, the Cash Value for a particular Coverage with Target Term Insurance is generally higher than it would be if the Coverage were all Basic Insurance and no Target Term Insurance. However, in later years, the Cash Value may be lower than it would be if the Coverage were all Basic Insurance and no Target Term Insurance, as the cost of Target Term Insurance is higher in later years.

There are various factors to consider regarding Target Term Insurance. Prudential pays significantly lower commissions on a Coverage with Target Term Insurance than on a Coverage without Target Term Insurance with the same initial Death Benefit and premium payments. This may provide a financial incentive for a broker or agent to promote the sale of a Coverage without Target Term Insurance. For the factors to consider when adding Target Term Insurance to a Coverage, see TARGET TERM INSURANCE.
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Types of Death Benefits Available Under the Group Contract

The Contract Holder may choose a different type of Death Benefit for each Coverage. There are three types of Death Benefit available:

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Type A (fixed) Death Benefit under which the death benefit generally remains at the Coverage Amount that the Contract Holder initially chooses. The Coverage Fund, described below, may grow to a point where the Type A Death Benefit may increase and vary with the investment experience of the Variable Investment Options. The Coverage Fund makes up part of the Coverage Amount; the balance comes from Prudential’s general account.
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Type B (variable) Death Benefit under which the death benefit will vary with the investment experience of the Variable Investment Options. Prudential pays the Coverage Amount from its general account. The Coverage Fund is added to the Coverage Amount to make up the total Death Benefit.

For Type A and Type B Death Benefits, as long as the Coverage is in force, there have been no withdrawals, and there is no Coverage Debt, and the Covered Person has not reached Attained Age 100, the Death Benefit will never be less than the Coverage Amount shown on the Benefit Summary Report for such Covered Person.
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Type C (return of premium) Death Benefit under which the death benefit is generally equal to the Coverage Amount plus the total premiums paid for such Coverage, less withdrawals, accumulated at an interest rate between 0% and 8%, in 1/2% increments, chosen by the Contract Holder. The Coverage Fund makes up part of the Coverage Amount; the balance comes from Prudential’s general account.

With any type of Death Benefit, the death benefit may be increased to ensure that the Coverage will continue to satisfy the Internal Revenue Code’s definition of life insurance. See Types of Death Benefit and Changing the Type of Death Benefit.

Increasing or Decreasing Insurance Amounts

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Subject to conditions determined by Prudential after the issuance of the Group Contract, the Contract Holder may increase or decrease the Coverage Amount for any Coverage. Each Coverage will be subject to its own monthly deductions. See INCREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE.

Prudential may decline a request to increase or decrease the Coverage Amount if Prudential determines it would cause the Coverage to fail to qualify as life insurance for purposes of Section 7702 of the Internal Revenue Code. In addition, if the Basic Insurance and/or Target Term Insurance, if any, is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that a Coverage that is not classified as a Modified Endowment Contract will be classified as a Modified Endowment Contract. See TAXES.
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The Coverage Fund

There is a Coverage Fund with respect to each Covered Person. The Coverage Fund is funded by Net Premium payments and is paid out as a part of the Death Benefit. Coverage Fund values change daily, reflecting: (1) increases or decreases in the value of the Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Interest Rate Option; and (3) interest credited on any Loan Account (currently 4%). The Coverage Fund values also change to reflect the receipt of premium payments, charges deducted from premium payments, withdrawals, and the monthly deductions described under CHARGES AND EXPENSES. For information about interest on any loan amount, see Loans.

Premium Payments

Except for the Minimum Initial Premium and subject to a minimum, currently $1,000, for any subsequent payment, the Contract Holder chooses the timing and amount of premium payments. A Coverage will remain in force if its Coverage Fund is greater than an amount equal to the total charges for one month and more than any Coverage Debt. Paying insufficient premiums, poor investment results or the taking of loans or withdrawals from any Coverage will increase the possibility that such Coverage will lapse. See PREMIUMS and LAPSE AND REINSTATEMENT.

If the Contract Holder pays more premium for a Coverage than permitted under Section 7702A of the Internal Revenue Code, such Coverage will be classified as a Modified Endowment Contract, which will affect the federal income tax treatment of loans and withdrawals. For more information, see Modified Endowment Contracts.

Allocation of Premium Payments

When the Contract Holder applies for the Group Contract, the Contract Holder instructs Prudential how to allocate its Net Premiums. The Contract Holder may change the way in which subsequent Net Premiums are allocated by giving written notice to Prudential as provided in the Group Contract. See Allocation of Premiums.

The initial Net Premium is applied to each Covered Person’s Coverage Fund as of the Coverage Effective Date. Prudential will apply the initial premium to each Coverage Fund as of the end of the Valuation Period in which it is received in Good Order at Prudential as provided in the Group Contract.

The charge for Premium Loads will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at Prudential as provided in the Group Contract, in accordance with the allocation previously designated by the Contract Holder.

Investment Choices

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The Contract Holder may choose to allocate the Group Contract’s Net Premiums and its earnings to one or more of the available Variable Investment Options. The Contract Holder may also allocate to the Fixed Interest Rate Option. See The Variable Investment Options and The Fixed Interest Rate Option. The Contract Holder may transfer amounts among investment choices, subject to restrictions. See Transfers/Restrictions on Transfers.
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Prudential may add or remove the available Variable Investment Options in the future and may change the provisions applicable to the Fixed Interest Rate Option.

Transfers Among Investment Options

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The Contract Holder may, for each Coverage, transfer amounts into or out of the Variable Investment Options twice per calendar month, up to 24 transfers per calendar year. There is a special transfer privilege that may be available to certain Contract Holders that have purchased the Group Contract to informally finance an employee benefit plan. See Transfers/Restrictions on Transfers. There is currently no charge for transfers. Prudential may impose a transfer charge in the future. Certain Funds may have additional restrictions applicable to all Group Contracts. Transfers into and out of the Fixed Interest Rate Option for each Coverage are subject to strict limits.
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Prudential may prohibit transfer requests it determines to be disruptive to the Variable Investment Options or to the disadvantage of other Contract Holders.

Restrictions will be applied uniformly and will not be waived. Each transfer must be made by written notice in a form acceptable to Prudential.

See Transfers/Restrictions on Transfers and Dollar Cost Averaging.

Access to Coverage Values

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While the Covered Person is living, the Contract Holder may surrender a Coverage for its Surrender Value, which is the Coverage Fund minus any Coverage Debt plus, if applicable, any amount paid under the Return of Charges provision. If the Contract Holder surrenders the Coverage within the first eight Coverage Years (in some states, during the first 11 Coverage Years) and if such Coverage is not in default, the Contract Holder may be entitled to a return of a portion of charges. See Return of Charges. Surrender of a Coverage may have tax consequences. See Surrender and TAXES.

Under certain circumstances, the Contract Holder may withdraw a part of a Coverage’s Net Cash Value without surrendering the Coverage. The amount withdrawn must be at least $5,000 per withdrawal. Withdrawal of the Surrender Value may have tax consequences. See Withdrawals and TAXES.
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Loans on Coverage Funds

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The Contract Holder may borrow money from Prudential using one or more Coverage Funds as security for the loan, provided that the related Coverages are not in default. The maximum loan amount for each Coverage is equal to the Cash Value, less existing Coverage Debt, less the total charges for one month, subject to any state requirement. Loans are not permitted from a Coverage that has already defaulted. The minimum loan amount the Contract Holder may borrow is generally $5,000, but may be lower in some states. See Loans.
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Canceling the Contract (“Free-Look”)

Generally, the Contract Holder may return the Group Contract for a refund within 10 days after the Contract Holder receives it or within any longer period of time required by state law. In general, the Contract Holder will receive a refund of all premium payments made, less applicable income tax withholding. If applicable law permits a market value Free-Look, the Contract Holder will receive the aggregate Coverage Fund value, which includes any investment results, plus the amount of any insurance charges that have been deducted, less applicable income tax withholding. A Group Contract returned according to this provision shall be deemed void from the beginning. No allocation to the Variable Investment Options during the Free-Look period is permitted where state law mandates the refund of premium payments. At Prudential’s discretion and where permitted by state law, the Contract Holder may waive its right to return the Group Contract during the Free-Look period. With Prudential’s consent, the Contract Holder may allocate Net Premiums to the Variable Investment Options immediately upon waiving the Free-Look right.

SUMMARY OF CONTRACT RISKS

Contract Values are Not Guaranteed

The Contract Holder’s benefits, including life insurance, are not guaranteed but may be entirely dependent on the investment performance of the Variable Investment Options selected by the Contract Holder. The value of each Coverage Fund rises and falls with the performance of the investment options chosen by the Contract Holder and the charges that Prudential deducts. Poor investment performance could cause one or more Coverages to lapse and the Contract Holder could lose the insurance coverage.

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The Variable Investment Options chosen by the Contract Holder may not perform to expectations. Purchasing the Group Contract involves risks including the possible loss of the Contract Holder’s entire investment. Only the Fixed Interest Rate Option provides a minimum guaranteed rate of return. For
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more detail, please see Risks Associated with the Variable Investment Options and The Fixed Interest Rate Option.

Increase in Charges

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In several instances Prudential will use the terms maximum charge and current charge. The maximum charge in each instance is the highest charge that Prudential may make under the Group Contract. The current charge in each instance is the amount that Prudential now charges, which may be lower than the maximum charge. If circumstances change, Prudential may increase each current charge, up to the maximum charge, without giving any advance notice. Prudential will provide prior notice to Contract Holders of any increase to the Mortality and Expense Risk Charge.
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Coverage Lapse

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Each month Prudential determines the value of each Coverage Fund. If any Coverage Fund is less than an amount equal to total charges for one month, that Coverage is in default. A Coverage will also go into default if at any time the Coverage Debt equals or exceeds the Coverage Fund. See Loans. Should either event occur, Prudential will notify the Contract Holder of the required payment to prevent such Coverage from lapsing. The Contract Holder’s payment must be received by Prudential within the 61-day grace period after the notice of default is mailed or the Coverage will lapse and have no value. See LAPSE AND REINSTATEMENT. If the Contract Holder has an outstanding loan when a Coverage lapses, the Contract Holder may have taxable income as a result. See Pre-Death Distributions.
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Risks of Using the Group Contract as a Short-Term Savings Vehicle

The Group Contract is designed to provide benefits on a long-term basis. Consequently, the Contract Holder should not purchase the Group Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Group Contract, the Contract Holder should decide carefully whether purchasing the Group Contract is consistent with the purpose for which it is being considered.

Because the Group Contract provides for an accumulation of Cash Value as well as a Death Benefit, the Contract Holder may wish to use it for various insurance planning purposes. Purchasing the Group Contract for such purposes may involve certain risks.

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If the Variable Investment Options chosen by the Contract Holder perform poorly, if the Contract Holder does not pay sufficient premiums, or if the Contract Holder accesses the values in any Coverage through withdrawals or loans, one or more Coverages may lapse and the Contract Holder may not accumulate the funds needed to accomplish its objectives.
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Risks of Taking Withdrawals

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If a Coverage meets certain requirements, the Contract Holder may make withdrawals from a Coverage’s Net Cash Value while such Coverage is in force. The amount withdrawn must be at least $5,000. The withdrawal amount is limited by the requirement that the affected Coverage’s Net Cash Value after withdrawal may not be less than an amount equal to the total charges for one month. Accessing the values in a Coverage through withdrawals may significantly affect current and future values or Death Benefit proceeds and may increase the chance that one or more Coverages will lapse. Withdrawal of the Net Cash Value may have tax consequences. See Withdrawals and TAXES.
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Tax Treatment of Contract Benefits

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Whenever a Contract Holder makes a withdrawal, Prudential will immediately reduce the Coverage Funds for the affected Coverages by at least the amount of the withdrawal. Withdrawals under Type B (variable) Death Benefit and Type C (return of premium) Death Benefit will generally not change the Coverage Amount. However, under a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Coverage Amount up to the withdrawal amount. Prudential will reduce the Basic Insurance and Target Term Insurance, if any, proportionately using a formula to ensure that the affected Coverages continue to satisfy the definition of life insurance under Section 7702 of the Internal Revenue Code. Prudential will not permit a withdrawal from a Type A (fixed) Death Benefit if it would result in a Coverage Amount less than the Minimum Coverage Amount specified in the Group Contract. See REQUIREMENTS FOR ISSUANCE OF A COVERAGE. If the Coverage Amount is decreased, there is a possibility that the Coverage might be classified as a Modified Endowment Contract. Accessing the values in a Coverage through withdrawals may significantly affect current and future coverage values or proceeds and may increase the chance that a Coverage will lapse. Before making any withdrawal that causes a decrease in the Coverage Amount, the Contract Holder should consult with its tax adviser and its registered representative. See Withdrawals and TAXES.
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Limitations on Transfers

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Transfer limitations are applied on a per Coverage basis, not per Group Contract. Transfers are limited to two per calendar month, up to 24 transfers in a calendar year. There is a special transfer privilege that may be available to certain Contract Holders that have purchased the Group Contract to informally finance an employee benefit plan. See Transfers/Restrictions on Transfers.

There is no charge for transfers. Prudential may impose a transfer charge in the future. Certain Funds may have additional restrictions applicable to all Group Contracts. Transfers into and out of the Fixed Interest Rate Option are subject to strict limits.

Currently, certain transfers effected systematically under a dollar cost averaging program described in this prospectus do not count towards any applicable transfer limit. See Dollar Cost Averaging.
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Generally, only one transfer from the Fixed Interest Rate Option is permitted per Coverage each Coverage Year. The maximum amount the Contract Holder may transfer out of the Fixed Interest Rate Option each year is the greater of 25% of the largest amount in the Fixed Interest Rate Option over the last four years or $2,000. If the Contract Holder’s balance is less than $2,000, then any transfer request must be for the total balance.

Prudential may modify the Contract Holder’s right to make transfers by restricting the number, timing and/or amount of transfers Prudential finds to be disruptive to the Variable Investment Options or to the disadvantage of other Contract Holders.

Restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Limitations on Surrender of Coverage

The Contract Holder may surrender any Coverage at any time for its Surrender Value while the Covered Person is living. The Surrender Value of a surrendered Coverage will be determined as of the end of the Valuation Period in which such a request is received at Prudential in Good Order. In addition, the surrender of a Coverage may have tax consequences. See TAXES. Surrendering the Group Contract will surrender all Coverages at once.

Risks of Taking a Loan

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Accessing the values in a Coverage through loans may significantly affect current and future values or Death Benefit proceeds and may increase the chance that one or more Coverages will lapse. A Coverage will lapse if, at any time, the Coverage Debt equals or exceeds the Coverage Fund and the Contract Holder, after receiving notice from Prudential, does not make the required payment to prevent such Coverage from lapsing. If a Coverage lapses or is surrendered, the amount of unpaid Coverage Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the applicable Coverage Fund. If a Coverage is a Modified Endowment Contract for tax purposes, taking a loan may have tax consequences. See TAXES.
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Tax Consequences of Buying the Group Contract

Each Coverage is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code using the Cash Value Accumulation Test. Under the Cash Value Accumulation Test, there is a minimum Death Benefit to Cash Value ratio. Prudential may refuse to accept a premium payment that would, in Prudential’s sole determination, cause any Coverage to fail to qualify as life insurance. Prudential also has the right to refuse to accept any payment that increases the Death Benefit by more than it increases the related Coverage Fund. Although Prudential believes that each Coverage should qualify as life insurance for tax purposes, there are some uncertainties particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, Prudential may make changes, which will be applied uniformly to all Contract Holders after advance written notice, that Prudential deems necessary to insure that the Group Contract and each Coverage will qualify as life insurance.

Although current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance contract, the Death Benefit paid to the Employer will generally be taxable as ordinary income to the extent it exceeds cost basis unless the Employer follows certain prescribed requirements related to the Group Contract. These requirements are described in greater detail in TAXES.

In addition, the Contract Holder generally is not subject to taxation on any increase in the contract value until and if it is withdrawn. Generally, the Contract Holder is taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal, as well as any amounts taken as loans, in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. A Coverage could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance is made to any Coverage. An increase in the Coverage Amount may also cause a Coverage to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase. Prudential will notify the Contract Holder if a premium payment or a reduction in a Coverage Amount would cause a Coverage to become a Modified Endowment Contract, and advise the Contract Holder of its options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts paid to the Contract Holder before a Covered Person’s death, including loans and withdrawals, are included in income to the extent that the Coverage Fund exceeds the premiums paid for such Coverage increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Coverage that meets the definition of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that such Coverage became a Modified Endowment Contract.

All Modified Endowment Contracts issued by Prudential to the Contract Holder during the same calendar year are treated as a single Group Contract for purposes of applying these rules. See TAXES.

Any taxable income on pre-death distributions from a Modified Endowment Contract, including full surrenders, is subject to a penalty of 10%. If Coverage has been assigned to a Covered Person, the 10% penalty does not apply if the amount is received on or after age 59 1/2, on account of a Covered Person becoming disabled or if the distribution is as a life annuity. It is presently unclear how the penalty tax provisions apply to Group Contracts owned by businesses.

If the Contract Holder transfers or assigns a Coverage to a Covered Person or for the benefit of a Covered Person, there may be gift, estate and/or income tax consequences. The Contract Holder’s particular situation or that of its beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the Covered Person dies. See TAXES - Other Tax Considerations.

Replacement of the Group Contract

The replacement of life insurance is generally not in the best interest of the Contract Holder. In most cases, if the Contract Holder requires additional coverage, the benefits of the existing Group Contract can be protected by purchasing additional insurance. If the Contract Holder is considering replacing a Group Contract, the Contract Holder should compare the benefits and costs of supplementing its existing Group Contract with the benefits and costs of purchasing the Group Contract described in this prospectus and the Contract Holder should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

The Contract Holder may choose to allocate its Group Contract’s Net Premiums and its earnings to one or more of the available Variable Investment Options. The Contract Holder may also allocate to the Fixed Interest Rate Option. The Fixed Interest Rate Option is the only investment option that offers a guaranteed rate of return. See The Variable Investment Options and The Fixed Interest Rate Option.

Risks Associated with the Variable Investment Options

The Variable Investment Options invest in the shares of portfolios (each, a “Fund”) of open-end management investment companies registered under the Investment Company Act of 1940. Each Fund has its own investment objective and associated risks which are described in the accompanying Fund prospectuses. The income, gains, and losses of one Fund have no effect on the investment performance of any other Fund.

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Prudential does not promise that the Funds will meet their investment objectives. Amounts the Contract Holder allocates to the Variable Investment Options may grow in value, decline in value or grow less than the Contract Holder expects, depending on the investment performance of the Variable Investment Options the Contract Holder chooses. The Contract Holder bears the investment risk that the Funds may not meet their investment objectives. The Contract Holder also bears the risk that the Fund’s investment
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adviser may restrict investment in the Fund, and even close the Fund, at the discretion of the Fund’s investment adviser. The Contract Holder may lose its entire investment in the Variable Investment Options. Although the money market Variable Investment Option is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the money market Variable Investment Option may be so low that, when charges are deducted, the Contract Holder experiences a negative return. See The Variable Investment Options.
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Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, the Contract Holder should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies and investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND VARIABLE INVESTMENT OPTIONS

The Prudential Insurance Company of America

The Group Contracts are issued by The Prudential Insurance Company of America (“Prudential”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Group Contracts.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential’s consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential’s ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into subaccounts. Each Variable Investment Option is a subaccount of the Account. The Fixed Interest Rate Option is not a subaccount of the Account. The Account meets the definition of a “separate account” under federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each subaccount are segregated from the assets of each other subaccount.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Contract Holder under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

The Variable Investment Options

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Each Variable Investment Option invests in one of the corresponding Funds listed here. Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. Contract Holders should read a Fund’s prospectus before deciding to allocate assets to the Variable Investment Option corresponding to that Fund. There is no assurance that the investment objectives of any Fund will be met.
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Listed below are the Funds in which the Variable Investment Options invest, their investment objectives, investment advisers and investment subadvisers:

The Prudential Series Fund (the “Series Fund”):

•	Diversified Bond Portfolio (Class I): High level of income over a longer term while providing reasonable safety of capital.

•	Diversified Conservative Growth Portfolio (Class I): Current income and a reasonable level of capital appreciation.

•	Equity Portfolio (Class I): Long-term growth of capital.

•	Global Portfolio (Class I): Long-term growth of capital.

•	High Yield Bond Portfolio (Class I): High total return.

•	Natural Resources Portfolio (Class I): Long-term growth of capital.

•	SP Aggressive Growth Asset Allocation Portfolio (Class I): Highest potential total return consistent with the specified level of risk tolerance.

•	SP Balanced Asset Allocation Portfolio (Class I): Highest potential total return consistent with the specified level of risk tolerance.

•	SP Conservative Asset Allocation Portfolio (Class I): Highest potential total return consistent with the specified level of risk tolerance.

•	SP Growth Asset Allocation Portfolio (Class I): Highest potential total return consistent with the specified level of risk tolerance.

•	SP PIMCO High Yield Portfolio (Class I): Maximum total return, consistent with preservation of capital and prudent investment management.

•	SP Strategic Partners Focused Growth Portfolio (Class I): Long-term growth of capital.

•	Value Portfolio (Class I): Capital appreciation.

Investment Adviser: Prudential Investments LLC.

Subadviser for the Diversified Bond Portfolio and High Yield Bond Portfolio: Prudential Investment Management, Inc.

Subadviser for the Natural Resources Portfolio: Jennison Associates LLC.

Subadvisers for the Equity Portfolio: Jennison Associates LLC and ClearBridge Advisors, LLC.

Subadvisers for the SP Strategic Partners Focused Growth Portfolio: AllianceBernstein L.P. and Jennison Associates LLC.

Subadvisers for the Diversified Conservative Growth Portfolio: Prudential Investment Management, Inc, Jennison Associates LLC, EARNEST Partners LLC, Pacific Investment Management Company LLC, and RS Investment Management Co. LLC.

Subadviser for the SP PIMCO High Yield Portfolio: Pacific Investment Management Company LLC.

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AIM Variable Insurance Funds:

•	AIM V.I. Core Equity Fund (Series I Shares): Growth of capital.

•	AIM V.I. International Growth Fund (Series I Shares): Long-term growth of capital.

•	AIM V.I. Small Cap Equity Fund (Series I Shares): Long-term growth of capital.

•	AIM V.I. Utilities Fund (Series I Shares): Capital growth and current income.

Investment Adviser: Invesco A I M Advisors, Inc.

Subadvisers: AIM Funds Management Inc. (anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008); Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited
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AllianceBernstein Variable Product Series Fund, Inc.:

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•	AllianceBernstein VPS International Growth Portfolio (Class A): Long-term capital appreciation.

•	AllianceBernstein VPS International Value Portfolio (Class A): Long-term capital appreciation.

•	AllianceBernstein VPS Real Estate Investment Portfolio (Class A): Total return from long-term capital appreciation and income.

•	AllianceBernstein VPS Small Cap Growth Portfolio (Class A): Long-term capital appreciation.

Investment Adviser: AllianceBernstein L.P.
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DWS Variable Series I:

•	DWS Bond VIP (Class A): Maximize total return consistent with the preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

•	DWS Capital Growth VIP (Class A): Long-term growth of capital.

Investment Adviser: Deutsche Investment Management Americas Inc.

Subadviser for the DWS Bond VIP Fund: Aberdeen Asset Management Inc.

DWS Variable Series II:

•	DWS Blue Chip VIP (Class A): Growth of capital and income.

•	DWS Dreman High Return Equity VIP (Class A): High rate of total return.

•	DWS Global Thematic VIP (Class A): Long-term capital appreciation.

•	DWS Government & Agency Securities VIP (Class A): High current income consistent with capital preservation.

•	DWS Strategic Income VIP (Class A): High current return.

•	DWS Technology VIP (Class A): Capital appreciation.

Investment Adviser: Deutsche Investment Management Americas Inc.

Subadviser for the DWS Dreman High Return Equity Fund: Dreman Value Management L.L.C.

DWS Investment VIT Funds:

•	DWS Small Cap Index VIP (Class A): Replicate as closely as possible, before deduction of expenses, the performance of the Russell 2000® Index.
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Investment Adviser: Deutsche Investment Management Americas Inc.

Subadviser the DWS Small Cap Index VIP: Northern Trust Investments, N.A.

Fidelity Variable Insurance Products:

•	VIP Contrafund® Portfolio (Service): Long-term capital appreciation.

•	VIP Equity-Income Portfolio (Service): Reasonable income and also considers potential capital appreciation.

•	VIP Index 500 Portfolio (Service): Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented in the S&P 500 Index®.

•	VIP Investment Grade Bond Portfolio (Service): Seeks as high level of current income consistent with the preservation of capital.

•	VIP Mid Cap Portfolio (Service): Long-term growth of capital.

•	VIP Money Market Portfolio (Service): Seeks as high level of current income as is consistent with preservation of capital and liquidity.

•	VIP Overseas Portfolio (Service): Long-term growth of capital.

•	VIP Value Leaders Portfolio (Service): Capital appreciation.

•	VIP Value Strategies Portfolio (Service): Capital appreciation.

•	VIP Freedom 2015 Portfolio (Service): High total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

•	VIP Freedom 2020 Portfolio (Service): High total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

•	VIP Freedom 2025 Portfolio (Service): High total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

•	VIP Freedom 2030 Portfolio (Service): High total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

Investment Adviser: Fidelity Management & Research Company (“FMR”).

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Subadvisers for the VIP Contrafund® Portfolio: FMR Co., Inc. (“FMRC”), Fidelity Research & Analysis Company (“FRAC”), Fidelity Management & Research (U.K.) Inc. (“FMR U.K.”), Fidelity International Investment Advisors (“FIIA”), Fidelity International Investment Advisors (U.K.) Limited (“FIIA(U.K.)L”), and Fidelity Investments Japan Limited (“FIJ”).

Subadvisers for the VIP Equity-Income Portfolio: FMRC, FRAC, FMR U.K., FIIA, FIIA(U.K.)L, and FIJ.

Subadvisers for the VIP Index 500 Portfolio: Geode and FMRC.

Subadvisers for the VIP Investment Grade Bond Portfolio: Fidelity Investments Money Management, Inc. (“FIMM”), FRAC, FMR U.K., FIIA, and FIIA(U.K.)L.

Subadvisers for the VIP Mid Cap Portfolio: FMRC, FRAC, FMR U.K., FIIA, FIIA(U.K.)L, and FIJ.

Subadvisers for the VIP Money Market Portfolio: FIMM, FRAC, FMR U.K., FIIA, and FIIA(U.K.)L.

Subadvisers for the VIP Overseas Portfolio: FMRC, FRAC, FMR U.K., FIIA, FIIA(U.K.)L, and FIJ.

Subadvisers for the VIP Value Leaders Portfolio: FMRC, FRAC, FMR U.K., FIIA, FIIA(U.K.)L, and FIJ.

Subadvisers for the VIP Value Strategies Portfolio: FMRC, FRAC, FMR U.K., FIIA, FIIA(U.K.)L, and FIJ.

Investment Adviser for the VIP Freedom Funds: Strategic Advisers.

Subadviser for the VIP Freedom Funds: FMR.
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Franklin Templeton Variable Insurance Products Trust:

•	Franklin Large Cap Value Securities Fund (Class 2): Long-term capital appreciation.

•	Franklin Small Cap Value Securities Fund (Class 2): Long-term total return.

•	Franklin Strategic Income Securities Fund (Class 2): High level of current income with capital appreciation over the long-term as a secondary goal.

•	Mutual Discovery Securities Fund (Class 2): Capital appreciation.

•	Templeton Global Asset Allocation Fund (Class 2): High total return.

•	Templeton Global Income Securities Fund (Class 2): High current income consistent with preservation of capital with capital appreciation as a secondary consideration.

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Investment Adviser for the Franklin Small Cap Value Securities Fund and the Franklin Large Cap Value Securities Fund: Franklin Advisory Services, LLC.

Investment Adviser for the Franklin Strategic Income Securities Fund and the Templeton Global Income Securities Fund: Franklin Advisers, Inc.

Investment Adviser for the Mutual Discovery Securities Fund: Franklin Mutual Advisers, LLC.

Investment Adviser for the Templeton Global Asset Allocation Fund: Templeton Investment Counsel, LLC.

Subadviser for the Templeton Global Asset Allocation Fund: Franklin Advisers, Inc.

Subadviser for the Mutual Discovery Securities Fund: Franklin Templeton Investment Management Limited.

J.P. Morgan Series Trust II:
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•	JPMorgan Bond Portfolio: High total return consistent with moderate risk of capital and maintenance of liquidity.

Investment Adviser: J.P. Morgan Investment Management Inc.

JPMorgan Insurance Trust:

•	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class I) : Long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Investment Adviser: JPMorgan Investment Advisors Inc.

Neuberger Berman Advisors Management Trust (“AMT”):

•	Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class Shares): Growth of captial.

•	Neuberger Berman AMT Partners Portfolio (I Class Shares): Growth of capital.
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•	Neuberger Berman AMT Socially Responsive Portfolio (I Class Shares): Long-term growth of capital

Investment Adviser: Neuberger Berman Management Inc.

PIMCO Variable Insurance Trust:

•	PIMCO All Asset Portfolio (Administrative Class): Maximum real return consistent with preservation of real capital.

•	PIMCO Global Bond Portfolio (Unhedged) (Administrative Class): Maximum total return, consistent with preservation of capital.

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•	PIMCO Long-Term U.S. Government Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital.

•	PIMCO Low Duration Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital.

•	PIMCO Real Return Portfolio (Administrative Class): Maximum real return, consistent with preservation of real capital.

•	PIMCO Short-Term Portfolio (Administrative Class): Maximum current income, consistent with preservation of capital and daily liquidity.

•	PIMCO Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital.

Investment Adviser: Pacific Investment Management Company LLC.

Royce Capital Fund:

•	Royce Micro-Cap Portfolio (Investment Class): Long-term growth of capital.

•	Royce Small-Cap Portfolio (Investment Class): Long-term growth of capital.

Investment Adviser: Royce & Associates, LLC.

The Universal Institutional Funds, Inc.:

•	UIF Core Plus Fixed Income Portfolio (Class I): Above-average total return over a market cycle of three to five years, by investing primarily in a diversified portfolio of fixed income securities.

•	UIF Emerging Markets Equity Portfolio (Class I): Long-term capital appreciation.

•	UIF U.S. Mid Cap Value Portfolio (Class I): Above-average total return over a market cycle of three to five years, by investing in common stocks and other equity securities.

•	UIF Value Portfolio (Class I): Above-average total return over a market cycle of three to five years, by investing primarily in a portfolio of common stocks and other equity securities.
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Investment Adviser: Morgan Stanley Investment Management Inc.

Subadviser for the UIF Emerging Markets Equity Portfolio: Morgan Stanley Investment Management Company.

Van Eck Global Worldwide Insurance Trust:

•	Worldwide Absolute Return Fund (Initial Class): Consistent absolute (positive) returns in various market cycles.

•	Worldwide Emerging Markets Fund (Initial Class): Long-term capital appreciation.

•	Worldwide Hard Assets Fund (Initial Class): Long-term capital appreciation.

•	Worldwide Real Estate Fund (Initial Class): Maximize return.

Investment Adviser: Van Eck Associates Corporation.

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Subadvisers for the Worldwide Absolute Return Fund: Analytic Investors, Inc., Lazard Asset Management LLC, Martingale Asset Management, L.P., and PanAgora Asset Management, Inc.
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Other Fund Information

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts supporting variable life insurance and separate accounts supporting variable annuity contracts to invest in the same underlying Funds. Neither the companies that invest in the Funds nor the companies that sponsor the Funds, nor the Board of Directors of each Fund currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract holders and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Fund; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract holders.

A Fund may have a similar name, investment objective, or investment policy resembling that of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.

Service Fees Payable to Prudential

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Prudential has entered into agreements with each Fund, investment adviser or distributor of a Fund. Under the terms of these agreements, Prudential provides administrative and support services to the Funds, for which it receives an annual fee from such Fund, investment adviser, or distributor, that as of the date of this prospectus, ranges from 0% to 0.35% of the average assets allocated to each such Fund
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under the Group Contract. These agreements, including the fees paid and services provided, can vary for each Fund.

Voting Rights

Prudential is the legal owner of the shares of the Funds associated with the Variable Investment Options. As the owner, Prudential has the right to vote on any matter that shareholders of the Funds vote on. However, Prudential (as required by law) votes the shares of the Funds according to voting instructions Prudential receives from Contract Holders. Prudential will mail the Contract Holder a proxy, which is a form the Contract Holder needs to complete and return to Prudential, to tell Prudential how the Contract Holder wishes Prudential to vote. When Prudential receives those instructions, Prudential will vote all of the shares Prudential owns on the Contract Holder’s behalf in accordance with those instructions. Prudential votes shares for which Prudential does not receive instructions and any other shares that Prudential owns in its own right in the same proportion as the shares for which instructions are received. No minimum quorum is required for proportional voting, and as a result of such proportional voting, the vote of a small number of Contract Holders may determine the outcome of a proposal subject to shareholder vote. Prudential may change the way the Contract Holder’s voting instructions are calculated if it is required by federal or state regulation. Prudential may also elect to vote shares that Prudential owns in its own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to do so.

Prudential may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more Funds or to approve or disapprove an investment advisory contract for the Fund. In addition, Prudential may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds, provided that Prudential reasonably disapproves such changes in accordance with applicable federal or state regulations. If Prudential disregards Contract Holder voting instructions, Prudential will advise the Contract Holder of its action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

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Prudential may substitute one or more of the Variable Investment Options. Prudential may also cease to allow investments in any existing Variable Investment Options. Prudential would not do this without the approval of the SEC and any necessary state insurance department approvals. The Contract Holder will be given specific notice in advance of any substitution Prudential intends to make.
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The Fixed Interest Rate Option

 The Contract Holder may choose to allocate, initially or by transfer, all or part of the Coverage Funds to the Fixed Interest Rate Option. Contributions to, and withdrawals from, the Fixed Interest Rate Option are restricted. The Contract Holder cannot make a contribution or transfer to the Fixed Interest Rate Option if the total value of the amounts in the Fixed Interest Rate Option under all employer owned life insurance, including this Group Contract, issued by Prudential and owned by the Contract Holder or its trust, plus the value of the proposed contribution or transfer would exceed $25,000,000 as of the effective date of such transaction. Transfers to or from the Fixed Interest Rate Option are further restricted. See Transfers/Restrictions on Transfers.

The amounts allocated to the Fixed Interest Rate Options become part of Prudential’s general account. The general account consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets and Contract Holders do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Coverage Funds allocated to the Fixed Interest Rate Option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 2% or the rate required by law. Prudential is not obligated to credit a higher rate of interest, although Prudential may do so.

The payment of any Surrender Value or withdrawal attributable to the Fixed Interest Rate Option may be delayed up to six months. See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the Fixed Interest Rate Option under the Group Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Interest Rate Option are not subject to the provisions of these Acts and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Interest Rate Option. Any inaccurate or misleading disclosure regarding the Fixed Interest Rate Option is, however, subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

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With respect to each Coverage, the total amount allocated to a Coverage Fund, at any time, consists of the sum of the amount allocated to the Variable Investment Options, the amount allocated to the Fixed Interest Rate Option, plus any interest credited on amounts allocated to the Fixed Interest Rate Option and the principal amount of any Coverage Debt plus the amount of interest credited to the applicable Coverage Fund upon that loan. See Loans . Other than the Premium Load, each charge is made by reducing the Coverage Fund.

In several instances Prudential uses the terms maximum charge and current charge. The maximum charge in each instance is the highest charge that Prudential may make under the Group Contract. The current charge, in each instance, is the amount that Prudential now charges, which may be lower than maximum charges. If circumstances change, Prudential reserves the right to increase each current charge, up to the maximum charge, without giving any advance notice. Prudential will provide prior notice to Contract Holders of any increase to the Mortality and Expense Risk Charge.
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Current charges deducted from premium payments and the Coverage Funds may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, Prudential will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in Prudential’s assumptions is needed. Changes in other charges will be by class. Prudential will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the tables beginning on page one of this prospectus.

Premium Load

This charge is deducted to compensate Prudential for the costs of selling the Group Contract, including an amount to cover the cost of any federal, state or local income, premium, excise, business tax or any other type of charge, or component thereof, measured by or based upon the amount of premium Prudential receives; commissions; advertising and the printing and distribution of prospectuses and sales literature. The Premium Load is deducted from each premium contribution.

Maximum Charge: For the first four Coverage Years of each Basic Insurance Coverage Segment, Prudential may charge up to 8.50% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years five through nine, Prudential may charge up to 3.75% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years 10 and later, Prudential may charge up to 3.75% of any premiums received. The Target Premium is a factor per $1,000 of Basic Insurance, based on issue age and gender. Any premium received by Prudential in excess of the Target Premium in the same Coverage Year will be treated as Excess Premium. The total Premium Load equals the Premium Load on the Target Premium plus the Premium Load on Excess Premium, if any.

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Current Charge: For the first four Coverage Years of each Basic Insurance Coverage Segment, Prudential charges 8.50% of premiums received each year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years five through nine, Prudential charges 3.75% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years 10 and later, Prudential charges 3.75% of any premiums received.
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If there are two or more Basic Insurance Coverage Segments, the Target Premium is calculated separately for each Coverage Segment. When premiums are paid, each premium payment is allocated to each Basic Insurance Coverage Segment based on the proportion of its Target Premium to the total of all Target Premiums currently in effect. The Target Premium for each Coverage Segment will vary by the Covered Person’s gender and issue age on the Coverage Segment’s effective date.

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A portion of the Premium Load may be returned to the Contract Holder if the Group Contract or a Coverage is fully surrendered during the first eight Coverage Years and in some states, during the first 11 Coverage Years. The Contract Holder should consult its Prudential representative to determine which period applies. The Return of Charges is not guaranteed. See Return of Charges.
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Attempting to structure the timing and amount of premium payments to reduce the potential Premium Load may increase the risk that a Coverage will lapse without value. In addition, there are circumstances where payment of premiums that are too large may cause a Coverage to be characterized as a Modified Endowment Contract, which could have significantly disadvantageous tax consequences. See Modified Endowment Contract ..

The Premium Load includes Prudential’s estimate of the average burden of state taxes generally. The rate applies uniformly to all Contract Holders without regard to location of residence of the Covered Persons. Prudential may collect more for this charge than it actually pays for state and local premium taxes. The Premium Load includes a charge for federal income taxes measured by premiums. Prudential believes that this charge is a reasonable estimate of an increase in Prudential’s federal income taxes resulting from the application of the deferred acquisition cost tax.

Under current law, Prudential may incur state and local taxes, in addition to premium taxes, in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, Prudential may impose a corresponding charge against the Account.

The earnings of the Account are taxed as part of the operations of Prudential. Currently, no charge is being made to the Account for Prudential’s federal income taxes, other than the component of charge for federal income taxes measured by premiums. Prudential periodically reviews the question of a charge to the Account for Prudential’s federal income taxes. Prudential may make such a charge in the future for any federal income taxes that would be attributable to the Group Contracts.

Cost of Insurance (“COI”)

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This charge is deducted to provide insurance coverage. Prudential deducts a monthly COI charge proportionately from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option. When a Covered Person dies, the amount payable to the beneficiary, assuming there is no Coverage Debt, is larger than the Coverage Fund and is significantly larger if the Covered Person dies in the early years of a Group Contract. The COI charges collected from all Contract Holders enables Prudential to pay this larger Death Benefit. The maximum COI charge for each Covered Person is determined by multiplying the maximum COI rate by the Net Amount at Risk (“NAR”), which is the amount by which the Covered Person’s Death Benefit exceeds the Coverage Fund. The NAR is affected by factors such as: investment performance, premium payments, charges and underwriting.

For Coverages with a Coverage Effective Date prior to January 1, 2009, and to all Coverage Segments of such Coverages, regardless of the Coverage Segments’ Coverage Effective Dates, the maximum COI rates are based upon the 1980 Commissioners Standard Ordinary (Sex-distinct, Ultimate, Composite) on an Age Last Birthday (ALB) basis (“1980 CSO”) Mortality Tables and a Covered Person’s current Attained Age, sex, except where unisex rates apply, and Extra Rating Class, if any. For Coverages with a Coverage Effective Date on or after January 1, 2009, the maximum COI rates are based upon the 2001 Commissioners Standard Ordinary (Sex-distinct, Ultimate, Composite) on an Age Last Birthday (ALB) basis (“2001 CSO”) Mortality Tables and a Covered Person’s current Attained Age, sex, except where unisex rates apply, and Extra Rating Class, if any. Using the 1980 CSO Mortality Table, at most ages, Prudential’s current COI rates are lower than the maximum rates. Current COI charges using the 1980 CSO Mortality Tables range from zero to $83.333 per $1,000 of NAR. Using the 2001 CSO Mortality Table, at most ages, Prudential’s current COI rates are lower than the maximum rates. Current COI charges using the 2001 CSO Mortality Tables range from zero to $29.193 per $1,000 of NAR.
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On each Monthly Date, Prudential will deduct a charge for the COI from the Coverage Funds. For each Coverage, Prudential will compute the COI for both the Basic Insurance and any Target Term Insurance. The maximum COI charge will be based on:

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(1)	the 1980 CSO Mortality Tables for Coverages with a Coverage Effective Date prior to January 1, 2009, and to all Coverage Segments of such Coverages, regardless of the Coverage Segments’ Coverage Effective Dates or the 2001 CSO Mortality Tables for Coverages with a Coverage Effective Date on or after January 1, 2009;
(2)	the Extra Rating Class, if any, of the Covered Person; and
(3)	the Attained Age and gender of the Covered Person.

The following charge applies to Coverages with a Coverage Effective Date prior to January 1, 2009, and to all Coverage Segments of such Coverages, regardless of the Coverage Segments’ Coverage Effective Dates:
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Maximum Charge: Prudential will determine annually the COI rate for each currently effective Basic Insurance Coverage and Target Term Insurance, if any, shown in the Benefit Summary Report using the 1980 CSO Mortality Table as described above, subject to the maximum COI charge. If there is only one Coverage currently in effect, Prudential will multiply the rate by the Net Amount at Risk divided by 1.0032737 to compute the maximum charge for the COI.

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Current Charge: The current COI charge for the Basic Insurance and Target Term Insurance, if any, varies based on the individual characteristics of the Covered Person, including such characteristics as: age, gender, Underwriting Class, Extra Rating Class, if any, smoker status, and
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years from Coverage Effective Date. For example, the highest COI rate is for a Covered Person Attained Age 99. The following examples illustrate the COI charge for each type of Coverage. The Basic Insurance COI in Coverage Year two for a Covered Person, preferred non-smoker male Coverage issued at age 45 with Attained Age 46, in the Guaranteed Issue Underwriting Class, is $0.150 per $1,000 Net Amount at Risk. The Target Term Insurance COI in Coverage Year two for a Covered Person, preferred non-smoker male Coverage issued at age 45 with Attained Age 46, in the Guaranteed Issue Underwriting Class, is $0.086 per $1,000 Net Amount at Risk. Using the 1980 CSO Mortality Table, at most ages, Prudential’s current COI rates are lower than the maximum rates. Current COI charges using the 1980 CSO Mortality Tables range from zero to $83.333 per $1,000 of NAR.

If there are two or more Coverage Segments (in any combination of Basic Insurance and Target Term Insurance) currently in effect, for each Coverage, Prudential will first allocate the total Net Amount at Risk to each Coverage Segment based on the proportion of the Coverage Segment to the total of all Coverage Segments currently in effect. Prudential will multiply the rate(s) by the allocated Net Amount at Risk for each Coverage Segment divided by 1.0032737 and add the results to determine the total maximum charge for the COI.

The following charge applies to Coverages with a Coverage Effective Date on or after January 1, 2009:

Maximum Charge: Prudential will determine annually the COI rate for each currently effective Basic Insurance Coverage and Target Term Insurance, if any, shown in the Benefit Summary Report using the 2001 CSO Mortality Table as described above, subject to the maximum COI charge. If there is only one Coverage currently in effect, Prudential will multiply the rate by the Net Amount at Risk divided by 1.0032737 to compute the maximum charge for the COI.

Current Charge: The current COI charge for the Basic Insurance and Target Term Insurance, if any, varies based on the individual characteristics of the Covered Person, including such characteristics as: age, gender, Underwriting Class, Extra Rating Class, if any, smoker status, and years from Coverage Effective Date. For example, the highest COI rate is for a Covered Person Attained Age 99. The following examples illustrate the COI charge for each type of Coverage. The Basic Insurance COI in Coverage Year two for a Covered Person, preferred non-smoker male Coverage issued at age 45 with Attained Age 46, in the Guaranteed Issue Underwriting Class, is $0.150 per $1,000 Net Amount at Risk. The Target Term Insurance COI in Coverage Year two for a Covered Person, preferred non-smoker male Coverage issued at age 45 with Attained Age 46, in the Guaranteed Issue Underwriting Class, is $0.086 per $1,000 Net Amount at Risk. Using the 2001 CSO Mortality Table, for nonsmokers at most ages, Prudential’s current COI rates are lower than the maximum rates. Current COI charges using the 2001 CSO Mortality Tables range from zero to $29.193 per $1,000 of NAR.

If there are two or more Coverage Segments (in any combination of Basic Insurance and Target Term Insurance) currently in effect, for each Coverage, Prudential will first allocate the total Net Amount at Risk to each Coverage Segment based on the proportion of the Coverage Segment to the total of all Coverage Segments currently in effect. Prudential will multiply the rate(s) by the allocated Net Amount at Risk for each Coverage Segment divided by 1.0032737 and add the results to determine the total maximum charge for the COI.

A portion of the COI may be returned to the Contract Holder if the Group Contract or a Coverage is fully surrendered during the first eight Coverage Years and in some states, during the first 11 Coverage Years. The Contract Holder should consult its Prudential representative to determine which period applies. The Return of Charges is not guaranteed. See Return of Charges.
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Mortality and Expense Risk Charge

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This charge is intended to compensate Prudential for assuming mortality and expense risks under the Group Contract. The mortality risk Prudential assumes is that Covered Persons may live for shorter periods of time than Prudential estimated when mortality charges were determined. The expense risk Prudential assumes is that expenses incurred in issuing and administering the Group Contract will be greater than Prudential estimated in fixing Prudential’s administrative charges.

The Mortality and Expense Risk Charge is deducted from each Coverage Fund on each Monthly Date based on the amount allocated to the Variable Investment Options on that Monthly Date. Unlike some variable life contracts, this Group Contract’s Mortality and Expense Risk Charge is not a daily charge deducted from the Account. Instead, like the COI and the Administrative Charge, it is deducted on an individual basis from each Coverage Fund, and results in a reduction in the dollar amount of the Coverage Fund on that particular date. This charge is not assessed against amounts allocated to the Fixed Interest Rate Option.

Maximum Charge: Each month Prudential deducts proportionately from the dollar amounts held in each of the chosen Variable Investment Options an amount based on the assets of the Variable Investment Options up to a maximum of 0.040% of the assets in the Variable Investment Options.

Current Charge: Each month Prudential deducts proportionately from the dollar amounts held in each of the chosen Variable Investment Options 0.020% of assets in the Variable Investment Options in Coverage Years one through ten and 0.015% of assets in Variable Investment Options thereafter. Prudential will reassess this charge annually, subject to the maximum mortality and expense risk charge. Any increase would apply to all Group Contracts, and Prudential will provide prior notice of any increase to Contract Holders.
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Administrative Charge

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This charge is intended to compensate Prudential for processing claims, keeping records, communicating with Contract Holders and similar activities. The charge is deducted proportionately from the dollars amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option.

Maximum Charge: Prudential deducts a monthly administrative charge of up to $10 per Covered Person, proportionately from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option.

Current Charge: Prudential deducts a monthly administrative charge of $10 per Covered Person, proportionately from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option.
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Currently, there is no administrative processing charge being made in connection with an increase in Basic Insurance. However, Prudential may assess such a charge of up to $25 per request for an increase in Basic Insurance.

Transfer Charge

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Maximum Charge: Prudential may charge a transfer charge of up to $25 for each transfer.

Current Charge: Currently, there is no charge for transfers. Prudential may impose a transfer charge in the future.
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Fund Charges

The Funds pay certain fees and expenses, as described in the Fund prospectuses. Some of those fees and expenses may be paid by Prudential and its affiliates. Funds may change their fees and expenses. See the current prospectuses for the Funds.

Reduction of Charges

Prudential may reduce the Premium Load and/or the Administrative Charge where it is expected that the amount or nature of a particular Group Contract will result in savings of sales, administrative or other costs. Prudential determines the eligibility and the amount of such reductions by considering the following factors:

(1)	the number of Covered Persons;
(2)	the total amount of premium payments Prudential expects to receive; and
(3)	any other circumstances that Prudential expects to be relevant in its determination of reducing costs.

Prudential may withdraw or modify other reductions on a uniform basis. Prudential’s reductions in charges will not be unfairly discriminatory to the interests of any Contract Holders.

PERSONS HAVING RIGHTS UNDER THE GROUP CONTRACT

Contract Holder

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The Contract Holder is the entity to which the Group Contract is issued and is shown in the Group Contract. The Contract Holder is an Employer or a trust established by an Employer. The Contract Holder may change the ownership of the Group Contract with Prudential’s prior written consent by sending Prudential a written request on a form that meets Prudential’s needs. Prudential may ask the Contract Holder to send the Group Contract to be endorsed. If Prudential receives the Contract Holder’s request in a form that meets Prudential’s needs, and the Group Contract if Prudential asks for it, Prudential will file and record the change and it will take effect as of the date the request is received in Good Order.
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While the Covered Person is living, the Contract Holder is entitled to any Coverage benefit and value, unless the Coverage has been assigned to the Covered Person, in which case the Covered Person as a Certificate Holder is entitled to the Coverage benefits and value as described in the Assignment Certificate. See Certificate Holders. Only the Contract Holder (or Certificate Holder if applicable) is entitled to exercise any right and privilege granted by the Group Contract or granted by Prudential. For example, the Contract Holder is entitled to surrender the Group Contract or a Coverage, access Coverage values through loans or withdrawals, assign the Group Contract or a Coverage and name or change the beneficiary.

Beneficiary

The Contract Holder is the beneficiary. The beneficiary is entitled to receive any benefit payable on the death of a Covered Person. The Contract Holder may designate or change a beneficiary by sending Prudential a request in a form that meets Prudential’s needs. Prudential may ask the Contract Holder to send Prudential the Group Contract to be endorsed. If Prudential receives the Contract Holder’s request on a form that meets Prudential’s needs and the Group Contract, if Prudential asks for it, Prudential will file and record the change and it will take effect as of the date Prudential receives the Contract Holder’s request. However, if Prudential makes any payment(s) before Prudential receives the request, Prudential will not have to make the payment(s) again. When Prudential is made aware of an assignment, Prudential will recognize the assignee’s rights before any claim payments are made to the beneficiary.

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At the Contract Holder’s discretion and with Prudential’s consent, the Contract Holder may permit a Covered Person to designate an individual or trust who will receive a portion of the Death Benefit with respect to such Coverage (a “Personal Beneficiary”). If permitted to designate a Personal Beneficiary, the Covered Person will designate his or her Personal Beneficiary on a form acceptable to Prudential. The amount of the Death Benefit allocated to the Personal Beneficiary will be shown in such form.
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The Covered Person may change his or her Personal Beneficiary designation by giving written notice to Prudential on a form acceptable to Prudential. The Contract Holder may revoke such designation at any time. The Covered Person’s Personal Beneficiary will be shown in the Benefit Summary Report.

Before Prudential makes a payment to a Personal Beneficiary, Prudential reserves the right to decide what proof it needs of the identity, age or other facts about any persons designated as Personal Beneficiaries.

Certificate Holders

The Contract Holder may assign a Coverage to a Covered Person or to a trust established by such Covered Person. See Assignment of Coverage to a Covered Person. When a Coverage is assigned, Prudential issues an Assignment Certificate, and the Covered Person (or trust) is treated as a Certificate Holder. A Certificate Holder has all the rights of a Contract Holder with respect to his or her Coverage, except that the Certificate Holder may not surrender the Group Contract, assign his or her Coverage, request increases to the Basic Insurance and/or Target Term Insurance, or change the interest rate for a Type C Death Benefit. Subject to the limitations set forth in the Assignment Certificate, the Certificate Holder may, with respect to his or her Coverage:

(1)	designate and change the beneficiary;
(2)	make premium payments;
(3)	access coverage values through loans and withdrawals;
(4)	surrender his or her Coverage;
(5)	allocate amounts in his or her Coverage Fund among the Variable Investment Options and/or the Fixed Interest Rate Option;
(6)	change the Death Benefit type; and
(7)	decrease Basic Insurance and Target Term Insurance, if any.

The minimum amount the Certificate Holder may withdraw or borrow under the Assignment Certificate is $1,000. Prudential will deduct all charges for the Coverage as set forth in the Assignment Certificate. If the Group Contract is surrendered, any issued Assignment Certificates remain in force and are not affected by the surrender of the Group Contract.

OTHER GENERAL CONTRACT PROVISIONS

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Certain features, conditions and terms described below may not be available in the issued Group Contract. The Contract Holder should refer to its Group Contract for these state specific features.
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Assignment

This Group Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. The Contract Holder may not assign the Group Contract or any Coverage thereunder without Prudential’s consent. The Contract Holder may assign a Coverage to a Covered Person or to a trust established by such Covered Person. See Assignment of Coverage to a Covered Person. No Covered Person may assign the Group Contract or any Coverage thereunder. Prudential assumes no responsibility for the validity or sufficiency of any assignment. Prudential will not be obligated to comply with any assignment unless it receives a copy.

Assignment of Coverage to a Covered Person

The Contract Holder may assign to a Covered Person, or to a trust established by such Covered Person, the insurance Coverage allocated to that Covered Person under the Group Contract. The Contract Holder may make such assignment only if all of the following conditions are met:

1.	the Covered Person has been insured under the Group Contract for at least three years; and
2.	such assignment must be made in writing on a form acceptable to Prudential.

Upon such assignment, Prudential will issue to the Covered Person, an Assignment Certificate describing the Certificate Holder’s rights and responsibilities with respect to such Coverage. The value of such Coverage will reflect the value of the insurance, including Cash Value, as of the effective date of the assignment.

Incontestability

Prudential will not contest any Coverage under the Group Contract after such Coverage has been in force for two years from the issue date, the reinstatement date or the effective date of any change made to the Group Contract or any Coverage that requires Prudential’s approval and would increase Prudential’s liability.

Misstatement of Age, Sex or Smoking Status

If the age, sex, or smoking status used to determine the Cost of Insurance for a Covered Person is found to be in error while the Covered Person is still living, the current charge will then be adjusted to reflect the correct age, sex, or smoking status. If this adjustment results in a change in the amount of the charge, any difference between the charge deducted from the Coverage Fund for the Covered Person and the charge required on the basis of the correct age, sex, or smoker status will be paid as follows:

(1)	If the adjustment results in an increased charge, the difference will be deducted from the Coverage Fund for the Covered Person. If the amount in the Coverage Fund is not sufficient to make the adjustment, the Contract Holder will pay the difference when notified by Prudential.
(2)	If the adjustment results in a decreased charge, Prudential will credit the difference to the Coverage Fund for the Covered Person.

Any credit or deduction will be made to or from the Coverage Fund for the Covered Person as agreed to by the Contract Holder and Prudential.

If the age, sex, or smoker status used to determine the Cost of Insurance for a Covered Person is found to be in error after a Covered Person is deceased, Prudential will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age, sex or smoker status. Any such benefit will be based on what the most recent deductions from the applicable Coverage Fund would have provided at such Covered Person’s correct age, sex or smoker status.

An adjustment due to an error in smoking status may not be permitted in all states. The Group Contract will state if such an adjustment is permitted.

Suicide Exclusion

Generally, if a Covered Person, whether sane or insane, dies by suicide within two years of any Coverage Effective Date, the Coverage associated with those effective dates for that Covered Person will end and Prudential will return the premiums paid, less any Coverage Debt, and less any withdrawals. If there has been an increase in Basic Insurance and a Covered Person, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Basic Insurance, Prudential will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

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Misrepresentations in the Application

All statements made by the Contract Holder in the application, in the absence of fraud, shall be deemed representations and not warranties. Such statements will not be used in defense to a claim, unless contained in a written application provided to the Contract Holder.

Void Terminations

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In the event Prudential determines that a Coverage exists for an individual who was covered without such individual’s written consent, or who died prior to the Coverage Effective Date, or who has revoked his or her consent, Prudential, subject to the limitations of Code Section 7702, shall terminate such Coverage as soon as practicable and shall pay to the Contract Holder an amount equal to the affected Coverage Fund as of the date coverage is terminated. The value of such Coverage Fund for that Covered Person shall be reduced to zero as of such date. Any related Coverage Debt for that Covered Person will be deducted from any values prior to payment to the Contract Holder. The Contract Holder must repay to Prudential any Death Benefit paid by Prudential with respect to such Coverage.
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Adding Covered Persons after the Contract Date

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After the Contract Date the Contract Holder may insure Employees who were not covered under the Group Contract on the Contract Date (each, an “Additional Person”). Subject to Prudential’s consent, Additional Persons will be covered under the Group Contract provided each Employee has consented in writing to be covered under the Group Contract and has met all of Prudential’s eligibility and underwriting requirements. The time limit applicable to the Return of Charges provision with respect to Additional Persons starts on the Additional Person’s Coverage Effective Date. The charges applicable to Coverages with Coverage Effective Dates on or after January 1, 2009 apply to an Additional Person covered on or after January 1, 2009 under a Group Contract with a Contract Date of December 31, 2008 or earlier, See CHARGES AND EXPENSES.
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Conversion Privilege

The Group Contract offers a conversion privilege in accordance with applicable state insurance laws. The conversion privilege is only available if the Group Contract terminates, since Coverage does not end upon a Covered Person’s termination of employment or retirement.

Contract Changes

The Group Contract and each Coverage are designed to satisfy the definition of life insurance for federal income tax purposes under Section 7702 of the Internal Revenue Code. Prudential may decline any change requested by a Contract Holder that Prudential determines would cause the Group Contract or a Coverage to fail to qualify as life insurance under the applicable tax law. This includes, but is not limited to, changing the Basic Insurance or Target Term Insurance, withdrawals and changing the type of Death Benefit. Prudential has the right to change the Group Contract or a Coverage to require additional premium payments or to make distributions from the Group Contract or a Coverage to the extent necessary to continue to qualify the Group Contract or a Coverage as life insurance. Prudential also has the right to refuse to accept a premium payment that would, in the opinion of Prudential, cause the Group Contract or a Coverage to fail to qualify as life insurance under applicable tax law.

If the provisions of the Group Contract or any Coverage do not conform to the requirements of any state or federal law or regulation that applies to it, the Group Contract is automatically changed to conform to the requirements of that law or regulation.

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Attainment of Age 100

For all Death Benefit types, when a Covered Person attains age 100, the Coverage’s Death Benefit will equal the Cash Value, less any Coverage Debt outstanding and any past due monthly charges.

For such Coverage, Prudential will then no longer deduct monthly charges for the Cost of Insurance for Basic Insurance and Target Term Insurance, if any, nor accept any contributions. Prudential will continue to collect the monthly Mortality and Expense Risk Charge and Administrative Charge.

In some states, on the Coverage Anniversary after a Covered Person attains age 100 or some other specified age, the Coverage’s Death Benefit does not change. Prudential continues to deduct all monthly charges, including the charges for the Cost of Insurance for Basic Insurance and will accept contributions. The Contract Holder should consult the Group Contract and its Prudential representative to determine which provision applies.
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REQUIREMENTS FOR ISSUANCE OF A COVERAGE

Prudential offers Coverage on a fully underwritten, simplified issue, and guaranteed issue basis, each an “Underwriting Class.”

Generally, Coverage may be issued on Covered Persons between the ages of 20 and 75 for a fully underwritten Coverage and between the ages of 20 and 64 for simplified and guaranteed issue Coverages. In Prudential’s discretion, Prudential may issue Coverages on Covered Persons of other ages.

The Initial Minimum Number of Covered Persons varies by state and is shown in the Group Contract’s Schedule of Benefits.

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Currently, the Minimum Coverage Amount (Basic Insurance plus any Target Term Insurance combined) that Prudential offers is $100,000 for all Underwriting Classes. If the Target Term Insurance is added to a Coverage, neither the Basic Insurance nor the Target Term Insurance can be less than $5,000. Prudential may change the Minimum Basic Insurance of the Coverages Prudential will issue. Furthermore, the Contract Holder may request scheduled increases on designated Coverage Anniversaries. See INCREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE.
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Fully underwritten Coverage requires individualized evidence of the Covered Person’s insurability and rating class that at a minimum includes a medical examination.

Simplified issue Coverage requires, at a minimum, that the Covered Person undergo HIV screening and complete a short form questionnaire. Prudential may require additional underwriting if it cannot determine the appropriate rating from the above information. Covered Persons must be Actively at Work on a full time basis (at least 30 hours per week). Insurance rates are generally higher for healthy individuals when this method of underwriting is used when compared with a substantially similar policy using the fully underwritten underwriting method.

Guaranteed issue Coverages are issued with minimal underwriting, and may only be issued in certain circumstances. Covered Persons must not have been recently declined for individual coverage and must satisfy other underwriting criteria. Covered Persons must be Actively at Work on a full time basis (at least 30 hours per week). Insurance rates are generally higher for healthy individuals when this method of underwriting is used when compared with a substantially similar policy using the fully underwritten or simplified issue methods.

For all Underwriting Classes, Covered Persons must have executed a Consent Form and met all of Prudential’s underwriting requirements.

Prudential requires evidence of insurability, which may include a medical examination, before issuing any Coverage. Non-smoker rates may provide more favorable cost of insurance rates than smokers. Prudential charges a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved.

These are the current general underwriting guidelines. The actual underwriting will depend on the specific circumstances of each Group Contract and any applicable state law requirements. Prudential may change the underwriting guidelines on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Group Contract offers flexibility in paying premiums. The Minimum Initial Premium is due on the Coverage Effective Date. It is the premium needed to start the Group Contract. The Minimum Initial Premium is equal to three months of total charges. There is no insurance under the Group Contract unless the Minimum Initial Premium is paid. Thereafter, the Contract Holder decides when to make premium payments and, subject to a $1,000 minimum, in what amounts. Prudential will not accept a premium payment prior to the Coverage Effective Date. If the Contract Holder makes a premium payment prior to the Coverage Effective Date, Prudential will return such premium payment to the Contract Holder.

Generally, the Contract Holder may return the Group Contract for a refund within 10 days after the Contract Holder receives it or within any longer period required by applicable state law. See Canceling the Contract (“Free-Look”).

If applicable state law permits or requires a market value Free-Look, the Minimum Initial Premium may be immediately allocated to the Variable Investment Options and/or Fixed Interest Rate Option. If the Contract Holder cancels the Group Contract during the Free-Look period, the Contract Holder will receive the aggregate Coverage Fund value, which includes any investment results, plus the amount of any insurance charges that have been deducted, less applicable income tax withholding.

If applicable state law mandates refund of premium, the Minimum Initial Premium is allocated to the money market investment option during the period Prudential estimates the Free-Look to be in effect. Immediately upon expiration of the period Prudential estimates the Free-Look to be in effect or upon the Contract Holder waiving the Free-Look right, the Minimum Initial Premium may be allocated to the Variable Investment Options or Fixed Interest Rate Option. If the Contract Holder cancels the Group Contract during the Free-Look Period, the Contract Holder will receive a refund of the premium payments, less applicable income tax withholding.

Prudential may require an additional premium if adjustments to premium payments exceed the Minimum Initial Premium or there are Coverage Fund charges due on or before the payment date. Prudential may refuse to accept any payment that increases the Death Benefit by more than it increases the applicable Coverage Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause a Coverage to be characterized as a Modified Endowment Contract, which could have significantly disadvantageous tax consequences. If the Contract Holder makes a payment that would cause a Coverage to be characterized as a Modified Endowment Contract, Prudential will send the Contract Holder a letter to advise the Contract Holder of the Contract Holder’s options. Generally, the Contract Holder has 60 days from when Prudential received the Contract Holder’s payment to remove the excess premiums and any accrued interest. If the Contract Holder chooses not to remove the excess premium and accrued interest, such Coverage will become permanently characterized as a Modified Endowment Contract. See TAXES.

Prudential can bill the Contract Holder for any premium amount selected, on an annual, semi-annual, quarterly or monthly basis. Because the Group Contract is a flexible premium contract, there are no scheduled premium due dates. When the Contract Holder receives a premium notice, the Contract Holder is not required to pay this amount. Prudential may refuse a premium payment.

Each Coverage will remain in force if the Coverage Fund is greater than an amount equal to the total charges for one month and more than any Coverage Debt. When the Contract Holder applies for the Group Contract, the Contract Holder should discuss with its registered representative how frequently the Contract Holder would like to be billed (if at all) and for what amount.

Allocation of Premiums

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The Contract Holder will determine each Covered Person’s portion of the premium payment. On the Coverage Effective Date, Prudential deducts the charge for Premium Loads from the Minimum Initial Premium. Then Prudential deducts the first monthly deductions. Prudential will allocate the remainder of the initial premium among the Variable Investment Options and/or the Fixed Interest Rate Option according to the Contract Holder’s current premium allocation.

The charge for Premium Loads will also apply to all subsequent premium payments. Prudential will allocate the remainder of each subsequent premium payment as of the end of the Valuation Period in which it is received in Good Order as provided in the Group Contract, in accordance with the allocation the Contract Holder previously designated. The “Valuation Period” means the period of time from one determination of the value of the amount allocated to a Variable Investment Option to the next. Such determinations are made when the net asset values of the portfolios of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).
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Provided the Group Contract is not in default, the Contract Holder may change the way in which subsequent premiums are allocated by giving written notice as specified in the Group Contract. There is no charge for reallocating future premiums. Percentage allocations may go out three decimal points, for example, 33.165%. The total allocation to all selected investment options must equal 100%.

Premiums in Connection with Additional Persons

The Minimum Initial Premium for an Additional Person is due on the Additional Person’s Coverage Effective Date. It is the premium needed to start the Additional Person’s Coverage. The Minimum Initial Premium for an Additional Person’s Coverage is equal to three months of total charges. The Additional Person is not covered under the Group Contract unless the Minimum Initial Premium is paid and he or she consents to be covered under the Group Contract. Thereafter, the Contract Holder decides when to make premium payments and, subject to a $1,000 minimum, in what amounts. Prudential will not accept a premium payment prior to the Coverage Effective Date. If the Contract Holder makes a premium payment prior to the Coverage Effective Date, Prudential will return such premium payment to the Contract Holder.

The Contract Holder will determine each Additional Person’s portion of the premium payment. On the Coverage Effective Date, Prudential deducts the charge for Premium Loads from the initial premium. Then the first monthly deductions are made. Prudential will allocate the remainder of the initial premium among the Variable Investment Options and/or the Fixed Interest Rate Option according to the Contract Holder’s current premium allocation.

Transfers/Restrictions on Transfers

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The Contract Holder may for each Coverage transfer amounts into or out of the Variable Investment Options twice per calendar month, up to 24 transfers per calendar year. Transfer limitations are applied on a per Coverage basis, not per Group Contract. Certain restrictions apply to transfers from the Fixed Interest Rate Option, as described below. Certain Variable Investment Options may have additional restrictions, as described below.

The transfer rules described here may not apply in all states. The Contract Holder should consult the Group Contract and its Prudential representative to determine which rules apply.

The Contract Holder may transfer amounts by giving written notice to the Service Office by sending a form acceptable to Prudential via electronic mail, facsimile or U.S. mail.

All transfers made during the period from the opening of a Business Day (usually 9:00 a.m. Eastern time) to the close of that Business Day (usually 4:00 p.m. Eastern time) are considered one transfer.

There is currently no charge for transfers. Prudential may impose a transfer charge in the future.

The Group Contract may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end such corporation or entity may allocate amounts under the Group Contract on an aggregate basis in order to match the liabilities under such plan. Subject to Prudential’s approval, Group Contracts sold under these circumstances are eligible for special transfer privileges. In lieu of the two transfers per calendar month restriction, the Contract Holder may transfer amounts among the Variable Investment Options without limitation in order to match the allocations among the Variable Investment Options in the Group Contract to the allocations made by participants under the employee benefit plan. Prudential will monitor aggregate trades among the Variable Investment Options for frequency, pattern and size for potentially harmful investment practices. If Prudential detects trading activity that it believes may be harmful to the overall operation of any Variable Investment Option or underlying Fund, Prudential may withdraw the special transfer privilege and require that all subsequent transfers be limited to two per month, 24 per calendar year.

While Prudential seeks to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions Prudential imposes will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.
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The restrictions described in these paragraphs will be applied uniformly to all Contract Holders subject to the restrictions.

Prudential may prohibit any transfer request it determines to be disruptive to the Variable Investment Options or to the disadvantage of other Contract Holders.

Restrictions will be applied uniformly and will not be waived.

Transfers out of the money market Variable Investment Option will not be made until the expiration of any applicable Free-Look period. At Prudential’s discretion and where permitted by state law, the Contract Holder may waive its right to return the Group Contract during the Free-Look period. With Prudential’s consent, the Contract Holder may allocate Net Premiums to the Variable Investment Options immediately upon waiving the Free-Look period. Such transfers and any transfers due to any Fund closures or mergers will not be considered towards any applicable transfer limit.

Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order as provided in the Group Contract. The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options. In the latter case, as with premium reallocations, the percentage allocations may go out three decimal points, for example, 33.165%. The total allocation to all selected investment options must equal 100%.

Notwithstanding any other transfer restriction or privilege for all Coverages and Contract Holders, only one transfer from the Fixed Interest Rate Option will be permitted for a Coverage during each Coverage Year. The maximum amount a Contract Holder may transfer out of the Fixed Interest Rate Option each year is the greater of: (a) 25% of the largest amount in the Fixed Interest Rate Option over the prior four years; and (b) $2,000. Prudential may change these limits in the future or waive these restrictions for limited periods of time in a nondiscriminatory way.

Transfers to the Fixed Interest Rate Option are further restricted. The Contract Holder cannot make acontribution or transfer to the Fixed Interest Rate Option if the total value of the amounts in the Fixed Interest Rate Option under all employer owned life insurance, including the Group Contract, issued by Prudential and owned by the Contract Holder or its trust, plus the value of the proposed contribution or transfer would exceed $25,000,000 as of the effective date of such transaction. The restriction on transfers to the Fixed Interest Rate Option applies to all Coverages and all Contract Holders notwithstanding any other transfer restriction or privilege.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the Funds. Large or frequent transfers may cause a Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Holders or other Fund investors. If Prudential (in its discretion) believes that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or Prudential is informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Fund must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected Fund, Prudential may modify a Contract Holder’s right to make transfers by restricting the number, timing, and amount of transfers or may prohibit transfer requests by such Contract Holder. Prudential may prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Holder.
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Prudential will immediately notify the Contract Holder at the time of a transfer request if Prudential exercises this right.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and Prudential may enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures Prudential has adopted. Under SEC rules, Prudential is required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates Prudential to provide to the Fund promptly upon request certain information about the trading activity of specific Contract Holders, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Holders who violate the excessive trading policies established by the Fund. In addition, Contract Holders should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from specific owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, Prudential cannot guarantee that the Funds (and thus Contract Holders) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that Fund that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by Prudential. The fee will be deducted from the Coverage Funds of the Group Contract making such transfer, to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although Prudential’s transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Any restrictions on transfers will be applied uniformly to all persons who own Group Contracts like this one, and will not be waived, except as described above with respect to transfers from the Fixed Interest Rate Option. However, due to the discretion involved in any decision to exercise Prudential’s right to restrict transfers, it is possible that some Contract Holders may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Holders and Fund investors.

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In addition, Contract Holders who own variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Contract Holders who are subject to such limitations. Contract Holders who are not subject to the same transfer restrictions may have the same underlying Funds available to them, and unfavorable consequences associated with such frequent trading within the underlying Fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Holders.
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Dollar Cost Averaging

As an administrative practice, Prudential is currently offering a feature called dollar cost averaging (“DCA”). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other Variable Investment Options available under the Group Contract, excluding the Fixed Interest Rate Option. Contract Holders may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the Monthly Date on or after the end of the applicable Free-Look period.

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Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing the Contract Holder designates provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period, which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for DCA, at which time the remaining amount will be transferred; or (2) the Contract Holder notifies Prudential of a change in the DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards any applicable transfer limit. Prudential may change this practice, modify the requirements, or discontinue the feature.
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DEATH BENEFITS

Coverage Effective Date

There is no insurance under the Group Contract until the Minimum Initial Premium is paid and the Covered Persons consent to being covered under the Group Contract. Under certain circumstances, Prudential may allow a Coverage Effective Date to be backdated up to six months. If Prudential agrees to backdate a Coverage Effective Date, then the Contract Holder’s initial premium payment must be sufficient to cover all charges for the six month period, including Premium Loads, COI, Mortality and Expense Risk Charges and Administrative Charges. This may be advantageous for some Contract Holders as a lower issue age may result in lower current charges.

When Proceeds Are Paid

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Generally, Prudential will pay any Death Benefit, Surrender Value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received as provided in the Group Contract. Other than the Death Benefit, which Prudential determines as of the date of death, Prudential will determine the payment amount as of the end of the Valuation Period in which the necessary documents are received by Prudential as provided in the Group Contract. However, Prudential may delay payment of proceeds from the Variable Investment Option(s) and the variable portion of the Death Benefit due under the Group Contract if the disposal or valuation of the Variable Investment Option’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
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Prudential has the right to delay payment of the Surrender Value attributable to the Fixed Interest Rate Option for up to six months (or a shorter period if required by applicable law). Prudential will pay interest as required by applicable law if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Types of Death Benefit

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The Group Contract offers three types of Death Benefit applicable to a Coverage. The Contract Holder selects the type of Death Benefit applicable to each Coverage. For all Death Benefit types, when a Covered Person attains age 100, the Coverage’s Death Benefit will equal the Cash Value, less any Coverage Debt outstanding and any past due monthly charges for such Coverage. See Attainment of Age 100.

A Coverage with a Type A (fixed) Death Benefit has a death benefit which on any date is equal to the greater of: (1) the Coverage Amount (as shown in the Benefit Summary Report); or (2) the Coverage Fund before deduction of the allocable portion of any monthly charges due on that date plus, if
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applicable, any adjustment due under the Return of Charges provision, multiplied by the applicable Attained Age Factor. A listing of Attained Age Factors is attached to the Group Contract. Favorable investment results and additional premium payments will generally increase the Surrender Value and decrease the NAR and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options the Contract Holder selected, except when the premiums the Contract Holder pays or favorable investment performance causes the Coverage Fund to grow to the point where Prudential may increase the Death Benefit to ensure that the Coverage will continue to satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Surrender Value Will Vary. As long as the Coverage is not in default, there have been no withdrawals, and there is no Coverage Debt, and the Covered Person has not reached Attained Age 100, the Death Benefit may not fall below the Coverage Amount stated in each Covered Person’s Benefit Summary Report.
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A Coverage with a Type B (variable) Death Benefit has a death benefit which on any date is equal to the greater of: (1) the Coverage Amount (as shown in the Benefit Summary Report) plus the Coverage Fund before deduction of the allocable portion of any monthly charges due on that date; or (2) the Coverage Fund before deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustment due under the Return of Charges provision, multiplied by the applicable Attained Age Factor. Favorable investment performance and additional premium payments will generally increase a Coverage’s Death Benefit and Surrender Value. However, the increase in the Surrender Value for Type B (variable) Death Benefit may be less than the increase in Surrender Value for a Type A (fixed) Death Benefit because a Type B Death Benefit has a greater cost of insurance charge due to a greater NAR. As long as the Coverage is not in default, there have been no withdrawals, and there is no Coverage Debt, and the Covered Person has not reached Attained Age 100, the Death Benefit may not fall below the Coverage Amount stated in each Covered Person’s Benefit Summary Report. Prudential may increase the Death Benefit to ensure that the Coverage will continue to satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Surrender Value Will Vary.

A Coverage with a Type C (return of premium) Death Benefit has a death benefit which on any date is equal to the greater of: (1) the Coverage Amount (as shown in the Benefit Summary Report) plus the total premiums for such Coverage less total withdrawals from such Coverage with net premiums credited to the date of death with interest at an interest rate (between 0% and 8% in 1/2% increments) chosen by the Contract Holder; or (2) the Coverage Fund before deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustment due under the Return of Charges provision, multiplied by the applicable Attained Age Factor. Within limits, this Death Benefit type allows the beneficiary, in effect, to recover the cost of Coverage, plus a predetermined rate of return, upon the death of a Covered Person. Favorable investment performance and payment of additional premiums will generally increase the Coverage’s ’s Surrender Value. However, the increase in the Surrender Value for Type C (return of premium) Death Benefit may be less than the increase in Surrender Value for a Type A (fixed) Death Benefit because a Type C Death Benefit has a greater cost of insurance charge due to a greater NAR. The increase in Surrender Value for a Type C (return of premium) Death Benefit may be more or less than the increase in Surrender Value for a Type B (variable) Death Benefit depending on earnings, the Type C interest rate the Contract Holder chose, and the amount of any withdrawals. Prudential may increase the Death Benefit to ensure that the Coverage will continue to satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Surrender Value Will Vary.

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Changing the Type C Death Benefit Interest Rate: The Contract Holder may change the interest rate for Coverages with the Type C Death Benefit once each Coverage Year. The Contract Holder may choose a rate between 0% and 8% in 1/2% increments. The change will become effective as described in the Group Contract. Any change in interest rate for a Type C Death Benefit will apply to every Coverage with a Type C Death Benefit under the Group Contract.

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Contract Holders with Type A (fixed) Death Benefits should note that any withdrawal may result in a reduction of the Coverage Amount. Prudential will not allow the Contract Holder to make a withdrawal that will decrease the Coverage Amount below the Minimum Coverage Amount shown in the Group Contract’s Schedule of Benefits. For Type B (variable) Death Benefits and Type C (return of premium) Death Benefits, withdrawals will not generally change the Coverage Amount. See Withdrawals.

The way in which a Coverage’s Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.
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Changing the Type of Death Benefit

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Subject to the guidelines set forth below and to Prudential’s approval, the Contract Holder may change the type of Death Benefit any time after issue. Prudential will increase or decrease the Coverage Amount so that the Death Benefit immediately after the change, generally, matches the Death Benefit immediately before the change. The Basic Insurance after a change may not be lower than the Minimum Basic Insurance shown in the Group Contract’s Schedule of Benefits. In addition, the sum of the Basic Insurance and the Target Term Insurance must equal or exceed the Minimum Coverage Amount shown in the Group Contract’s Schedule of Benefits. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.
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After issue, the Contract Holder may not change from a Type A (fixed) Death Benefit to a Type B (variable) Death Benefit or Type C (return of premium) Death Benefit.

If the Contract Holder is changing from a Type B (variable) to a Type A (fixed) Death Benefit, Prudential will increase the Coverage Amount by the amount in the Coverage Fund on the date the change takes effect.

If the Contract Holder changes the Death Benefit type for a Coverage from a Type C (return of premium) to a Type A (fixed) Death Benefit, Prudential will change the Coverage Amount for Covered Persons affected by this change. Prudential will add to the Coverage Amount the total premiums allocated by the Contract Holder to each Covered Person minus total withdrawals allocated by the Contract Holder to each Covered Person both, credited with interest at the rate(s) chosen by the Contract Holder on the date the change takes effect.

Furthermore, if the Contract Holder chooses a Type B (variable) or Type C (return of premium) Death Benefit at issue, the Contract Holder will NOT be able to change to a Type C or Type B, respectively, Death Benefit after issue.

The following chart illustrates the changes in Coverage Amount with each change of Death Benefit type described above. The chart assumes a $50,000 Coverage Fund and a $300,000 Death Benefit. For changes to and from a Type C Death Benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums is 0%.

Coverage Amount
FROM	TO
Type B $250,000	Type A $300,000
Type C $260,000	Type A $300,000

To request a change, the Contract Holder must fill out an application for change, which can be obtained from the Contract Holder’s registered representative or a Service Office. If Prudential approves the change, Prudential will recompute the affected Coverage’s charges and appropriate tables and send the Contract Holder a new Benefit Summary Report for each affected Coverage. Prudential may require the Contract Holder to send the Group Contract before making the change. There may be circumstances under which a change in the Death Benefit type may cause the affected Coverage to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See TAXES.

TARGET TERM INSURANCE

The Target Term Insurance provides a flexible term insurance benefit to Attained Age 100 of a Covered Person. The Contract Holder specifies the amount of Target Term Insurance the Contract Holder desires with respect to each Coverage and this amount is shown in each Covered Person’s Benefit Summary Report. For each Coverage, the sum of the Basic Insurance and the Target Term Insurance equals the Coverage Amount and is shown in each Covered Person’s Benefit Summary Report.

The Death Benefit types applicable to the Basic Insurance are also applicable to the Target Term Insurance.

After Coverage is issued, the Target Term Insurance may be increased or decreased. See INCREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE and DECREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE.

The value of the Target Term Insurance fluctuates as the value of the Basic Insurance changes under certain circumstances. If the Coverage Fund has grown to the point where the Basic Insurance begins to vary as required by the Internal Revenue Code’s definition of life insurance, the Target Term Insurance will decrease (or increase) dollar for dollar as the Basic Insurance increases (or decreases). It is possible for the Coverage Fund and, consequently, the Basic Insurance, to grow to the point where the Target Term Insurance is reduced to zero. If a Coverage provides a Type A (fixed) Death Benefit and the Contract Holder takes a withdrawal from the Coverage Fund of such Coverage, Prudential may reduce the Basic Insurance and the Target Term Insurance proportionately if the Death Benefit was previously increased to meet the definition of life insurance.

The following chart illustrates how the Target Term Insurance might fluctuate as the Basic Insurance changes under the circumstances described above.

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The numbers in the chart above are based on a variety of assumptions, including cost of insurance charges and investment returns. The chart is not designed to depict or predict specific performance under any Group Contract or Coverage. Instead, it is designed to depict generally the relationship between the Basic Insurance and Target Term Insurance if the Coverage Fund increases.
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The Contract Holder should consider the following factors when purchasing a Coverage with Target Term Insurance:

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1.	When the initial Death Benefit and premium payments are the same for two Coverages, a Coverage with Target Term Insurance will offer a higher early cash value than a Coverage with Basic Insurance only, if Prudential continues to deduct current charges. The Cash Values are higher because: (1) the Target Premium is lower for a Coverage with Target Term Insurance than for a Coverage with Basic Insurance only with the same death benefit and this results in lower current sales expense charges, (2) the current Cost of Insurance charge per $1,000 for the Target Term Insurance is generally lower than the Cost of Insurance charge per $1,000 for the Basic Insurance for the first 10 years; however, it generally becomes greater thereafter.
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2.	The Contract Holder may increase or decrease both the Basic Insurance and Target Term Insurance after issue subject to the underwriting requirements determined by Prudential. See INCREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE and DECREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE. Increasing the Basic Insurance after issue increases the Premium Load charge on any premiums paid after the effective date of the increase for that portion of the premium allocated to the new Coverage Segment.

3.	The amount and timing of premium payments, loans, and withdrawals the Contract Holder makes under a Coverage will all be factors in determining the relative performance of a Coverage with and without Target Term Insurance.

4.	Investment experience will be a factor in determining the relative performance of a Coverage with and without Target Term Insurance.

The factors outlined above can have effects on the financial performance of a particular Coverage, including the amount of the Coverage’s Cash Value and Death Benefit. The Contract Holder should request Prudential to provide illustrations based on different combinations of Basic Insurance and Target Term Insurance. The Contract Holder and its broker or agent can then discuss how these combinations may address the Contract Holder’s objectives.

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Prudential pays significantly lower commissions on a Coverage with Target Term Insurance than on a Coverage with only Basic Insurance, assuming the same initial Death Benefit and premium payments. This may provide a financial incentive for a broker or agent to promote the sale of a Coverage without Target Term Insurance.
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INCREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE

After a Coverage’s first Coverage Anniversary, the Contract Holder may, on a Monthly Date, increase the amount of insurance by increasing the Basic Insurance and/or the Target Term Insurance of any Coverage, thus, creating an additional Coverage Segment within such Coverage. The increase will be subject to the underwriting requirements Prudential determines.

The following conditions must be met:

(1)	the Contract Holder must ask for the change in a form that meets Prudential’s needs;
(2)	the amount of the increase must be at least equal to the minimum increase in Basic Insurance and/or Target Term Insurance shown on the Group Contract’s Schedule of Benefits;
(3)	the Contract Holder must prove to Prudential that the Covered Person is insurable for any increase;
(4)	the Coverage must not be in default; and
(5)	if Prudential asks the Contract Holder to do so, the Contract Holder must send Prudential the Group Contract to be endorsed.

If Prudential approves the change for any Coverage, Prudential will send the Contract Holder a new Benefit Summary Report for each such Coverage showing the amount and effective date of the change. The affected Covered Person must be living on the effective date for the change to be effective.

The Contract Holder may request scheduled increases on designated Coverage Anniversaries for the:

(1)	Target Term Insurance only; or
(2)	Basic Insurance and Target Term Insurance if a Coverage at issue includes Basic Insurance and Target Term Insurance, so long as the scheduled increase proportionately increases the Basic Insurance and Target Term Insurance.

All increases are effective on designated Coverage Anniversaries. The schedule of increases must meet the following additional conditions:

(1)	the amount of each scheduled increase must be at least equal to the minimum increase in Basic Insurance and/or the Target Term Insurance shown in the Group Contract’s Schedule of Benefits;
(2)	the amount of a scheduled increase is limited annually to no more than 20% of the Coverage Amount at issue. In addition, for the life of the Coverage, the sum of all scheduled increases may not exceed a maximum of four times the Coverage Amount at issue for each fully underwritten Coverage or two times the Coverage Amount at issue for each simplified issue or guaranteed issue Coverage.
(3)	increases for any Coverages cannot be scheduled to take place after the affected Covered Person’s Attained Age 70; and
(4)	a Coverage with a scheduled increase must not be in default on the effective date of the scheduled increase;

If the Contract Holder makes an unscheduled increase, the Contract Holder must supply Prudential with a new schedule. The new schedule must also conform to the same limitations, but for the purposes of calculating the limitations, the Contract Holder may use the Coverage Amount after the unscheduled increase. These are Prudential’s current guidelines. Prudential may change these conditions.

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The maximum COI rates for a Coverage Segment representing an increase in the Basic Insurance and the Target Term Insurance are based upon 1980 CSO Mortality Tables for Coverages with Coverage Effective Date prior to January 1, 2009, and to all Coverage Segments of such Coverages, regardless of the Coverage Segments’ Coverage Effective Dates, the Attained Age at the effective date of the increase and the number of years since then, sex (except where unisex rates apply), and Extra Rating Class, if any. For Coverages with a Coverage Effective Date on or after January 1, 2009, the maximum COI rates for a Coverage Segment representing an increase in the Basic Insurance and the Target Term Insurance are based upon 2001 CSO Mortality Tables, the Attained Age at the effective date of the increase and the number of years since then, sex (except where unisex rates apply), and Extra Rating Class, if any.
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The NAR (the Death Benefit minus the Coverage Fund) for a Coverage is allocated to each Coverage Segment based on the proportion of the Coverage Segment to the total of all Coverage Segments for a Coverage. The Attained Age Factor for a Coverage with an increase in the Basic Insurance and/or the Target Term Insurance is based on the Covered Person’s Attained Age for the initial Coverage Segment.

The Free-Look period is not applicable to increases to the Basic Insurance or Target Term Insurance. Increases in Basic Insurance and/or Target Term Insurance create Additional Returnable Charges. The Additional Returnable Charges are subject to the Return of Charges provision with the same Return of Charges Period that was applicable to the Returnable Charges at issue.

Payment of premium in conjunction with an increase in Basic Insurance and/or the Target Term Insurance may cause an affected Coverage to be classified as a Modified Endowment Contract. See TAXES. Therefore, before increasing the Basic Insurance and/or the Target Term Insurance, the Contract Holder should consult with its tax adviser and its registered representative.

DECREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE

The Contract Holder has the option of decreasing the Basic Insurance and/or the Target Term Insurance Coverage without withdrawing any Cash Value. If a change in circumstances causes the Contract Holder to determine that the amount of insurance is greater than needed, a decrease will reduce the Coverage Amount and the monthly deductions for the cost of insurance. Scheduled decreases in Basic Insurance and Target Term Insurance are not permitted.

The following conditions must be met for decreases in Basic Insurance and/or Target Term Insurance:

(1)	the Contract Holder must ask for the change in a form that meets Prudential’s needs;
(2)	the amount of the decrease must be at least equal to the minimum decrease in the Basic Insurance and/or the Target Term Insurance shown in the Group Contract’s Schedule of Benefits;
(3)	the Basic Insurance and/or the Target Term Insurance after the decrease must be at least equal to the Minimum Basic Insurance and/or the Target Term Insurance shown in the Group Contract’s Schedule of Benefits; and
(4)	if Prudential asks the Contract Holder to do so, the Contract Holder must send Prudential the Group Contract to be endorsed.

If Prudential approves the decrease for any Coverage, Prudential will send the Contract Holder a new Benefit Summary Report for each such Coverage showing the amount and effective date of the change.

For Coverages with more than one Coverage Segment, a decrease in Basic Insurance and/or the Target Term Insurance will reduce each Coverage Segment on a last in first out basis.

Prudential may decline a request to decrease in the Basic Insurance and/or the Target Term Insurance for any Coverage if Prudential determines such decrease would cause the affected Coverage to fail to qualify as “life insurance” for purposes of Section 7702 of the Internal Revenue Code. See TAXES.

If the Basic Insurance and/or the Target Term Insurance is decreased for any Coverage, there is a possibility that the affected Coverage will be classified as a Modified Endowment Contract. See TAXES. The Contract Holder should consult with its tax adviser and its registered representative before requesting any decrease in Basic Insurance and/or the Target Term Insurance.

COVERAGE VALUES

Surrender

The Contract Holder may surrender a Coverage at any time for the Coverage’s Surrender Value while any Covered Person is living. To surrender a Coverage, Prudential may require the Contract Holder to deliver or mail the following items in Good Order as provided in the Group Contract: the Group Contract, a signed request for surrender, and any tax withholding information required under federal or state law. To surrender the entire Group Contract, the Contract Holder must surrender all Coverages. Surrender of the Group Contract or a Coverage may have tax consequences. See TAXES.

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Generally, Prudential will pay the Coverage’s Surrender Value within seven days after all the documents required for such a payment are received in Good Order as provided in the Group Contract. Prudential may delay payment of proceeds from the Fund(s) if the disposal or valuation of the Variable Investment Option’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
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Prudential may delay payment of the Surrender Value attributable to the Fixed Interest Rate Option for up to six months (or a shorter period if required by applicable law). Prudential will pay interest as required by applicable state law if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

How the Surrender Value Will Vary

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The Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order as provided in the Group Contract. If the Group Contract or a Coverage is fully surrendered within the first eight Coverage Years, and in some states, within the first 11 Coverage Years, the Contract Holder may be entitled to a Return of Charges. The Contract Holder should consult its Prudential representative to determine which period applies. A Coverage’s Surrender Value on any date equals the Coverage Fund less any Coverage Debt, plus any Return of Charges. Each Coverage Fund’s value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option(s);
(2)	decreases due to withdrawals;
(3)	interest credited on any amounts allocated to the Fixed Interest Rate Option; and
(4)	interest credited on any Loan Account.
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Each Coverage Fund’s value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES. Upon request, Prudential will tell the Contract Holder the Surrender Value of the Group Contract or a particular Coverage. It is possible for the Surrender Value of a Group Contract or a Coverage to decline to zero because of unfavorable investment performance or outstanding Coverage Debt.

Return of Charges

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If a Coverage is fully surrendered within the first eight Coverage Years, or if the Group Contract is fully surrendered within the first eight Coverage Years, Prudential may return some portion of the charges paid prior to the date of surrender (“Returnable Charges”). In some states, the Return of Charges Period is 11 years. The Contract Holder should consult its Prudential representative to determine which period applies. Return of charges is not guaranteed and may be modified or discontinued on a class basis by
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Prudential. The Contract Holder should consult its tax advisers and accountants regarding the tax treatment of the Return of Charges.
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The Premium Load and COI applicable to the surrendered Coverage for the Basic Insurance and Target Term Insurance are Returnable Charges. The following charges are not Returnable Charges: Mortality and Expense Risk Charge, Administrative Charge, Transfer Charge, and Fund Charges.

Increases in Basic Insurance and/or Target Term Insurance create Additional Returnable Charges. The Additional Returnable Charges are subject to the Return of Charges provision with the same Return of Charges Period that was applicable to the Returnable Charges at issue.

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Prudential uses a formula to determine the Returnable Charges. For each Coverage, the Return of Charges period begins in month one from the Coverage Effective Date and extends to month 96 from the Coverage Effective Date, with declining factors from month 13 to month 96. The Return of Charges period for an Additional Person begins on the Coverage’s Coverage Effective Date. The current factors range from 95% in month 13 to 20% in month 96 and are available upon request. These factors are applied to the cumulative Premium Load and COI. In some states, the Return of Charges Period begins in month one from the Coverage Effective Date and extends to month 132 from the Coverage Effective Date, with declining factors from month 13 to month 132. Those current factors range from 95% in month 13 to 2.1% in month 132 and are available upon request. Subject to receipt of all required regulatory approvals, the 11 year Return of Charges factors will be applicable to all issued Group Contracts.

The Return of Charges Period and all factors are not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from the assumptions made in pricing this life insurance product.
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Returnable Charges are not a part of the Coverage Fund. This means that Returnable Charges:

(1)	are not allocated to the Variable Investment Options or the Fixed Interest Rate Option;
(2)	are not available for loans; and
(3)	are not available for withdrawals.

There is no Return of Charges for a Coverage if any of the following conditions exist:

(1)	the surrender is in connection with a 1035 exchange or any similar Internal Revenue Code provision providing for a tax-advantaged exchange of insurance contracts;
(2)	such Coverage has been assigned to any Covered Person prior to the date of surrender; or
(3)	such Coverage is in default beyond the grace period on the date of surrender.

The Return of Charges is not guaranteed and may not be available in all states.

Loans

The Contract Holder may borrow an amount up to the current loan value of a Coverage less any existing Coverage Debt using such Coverage as the only security for the loan. Currently, a Coverage’s loan value at any time is equal to the Cash Value attributable to the Variable Investment Options and the Fixed Interest Rate Option less total charges for one month. The Contract Holder may borrow from a Coverage Fund value provided the Coverage is not in default. A Coverage in default has no loan value. The minimum loan amount a Contract Holder may borrow is $5,000. Loans may not be taken against the amounts that may be payable as a potential Return of Charges.

Interest charged on a loan accrues daily. Prudential charges interest on the full loan amount, including all unpaid interest. Interest is due on each Coverage Anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, Prudential will increase the loan amount by any unpaid interest. Prudential currently charges interest at an effective annual rate of 5% for standard loans.

A portion of any amount the Contract Holder borrows on or after the 10th Coverage Anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount the Contract Holder may borrow minus premiums paid less total withdrawals, if any. If the premiums paid are less than the withdrawal taken, for the purposes of this calculation, Prudential will consider the withdrawal equal to premium. Only new loans borrowed after the 10th Coverage Anniversary may be considered preferred loans. Standard loans will not automatically be converted into preferred loans. Preferred loans are currently charged interest at an effective annual rate of 4.25%.

When a Contract Holder takes a loan, the Contract Holder instructs Prudential which Coverage Funds will be affected by such loan. Prudential will transfer an amount equal to the loan proceeds first out of the Variable Investment Options and then out of the Fixed Interest Rate Option, as applicable, into the general account. A Loan Account for each Covered Person that is part of the Covered Person’s Coverage Fund will be set up in Prudential’s general account whenever the Contract Holder takes out a loan. Unless the Contract Holder instructs Prudential to take the loan amount from specific Variable Investment Options, the reduction will be made in the same proportions as the value in each Variable Investment Option bears to the total value of the Group Contract’s Variable Investment Option allocation. The loan amount is deducted from the Fixed Interest Rate Option only when insufficient amounts are available to be deducted from the Variable Investment Options. While a loan is outstanding, the amount in the Loan Account will continue to be treated as part of the Coverage Fund. Prudential will credit the Loan Account with interest at an effective annual rate of 4%. On each Monthly Date, Prudential will increase the portion of the Coverage Fund in the investment options by interest credits accrued on the loan since the last Monthly Date. The current net interest rate spread of a standard loan is 1% and the current net interest rate spread of a preferred loan is 0.25%. The net interest spread of a standard loan will never be less than 0.25%. The maximum net interest spread for a preferred loan is 0.50%.

For each Coverage, the Coverage Debt is the amount of all outstanding loans plus any interest accrued but not yet due. If, on any Monthly Date, the Coverage Debt equals or exceeds the Coverage Fund, such Coverage will go into default. Prudential will notify the Contract Holder of a 61-day grace period, within which time the Contract Holder may repay all or enough of the loan to obtain a positive Cash Value and thus keep the Coverage in force. If a Coverage lapses or is surrendered, the amount of unpaid Coverage Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Coverage. Reinstatement of a Coverage after lapse will not eliminate the taxable income, which Prudential is required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Pre-Death Distributions.

Loans the Contract Holder takes against a Coverage are ordinarily treated as debt and are not considered distributions subject to tax. However, the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Coverage’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to attempt to avoid this result, including modifying the Group Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Group Contract to lapse as long as Coverage Debt for all Coverages does not equal or exceed the aggregate Coverage Funds for all Covered Person. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAXES.

Any Coverage Debt will directly reduce a Coverage’s Cash Value and will be subtracted from the Death Benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under a Coverage will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, contract values will be higher than they would have been had no loan been made.

When the Contract Holder repays all or part of a loan, Prudential will increase the portion of the affected Coverage Fund in the Variable Investment Options by the amount of the loan the Contract Holder repays plus interest credits accrued on the loan since the last transaction date and reduce the affected Covered Person’s Loan Account. The increase to the affected Coverage Fund will never be more than the Loan Account. Prudential will use the investment option the Contract Holder designates or the investment allocation for future premium payments as of the loan payment date. If loan interest is paid when due, it will not change the portion of the affected Coverage Fund allocated to the investment options. Prudential may change the manner in which Prudential allocates loan repayments.

Coverage Debt Repayment upon Assignment to a Covered Person:   Repayment of Coverage Debt is not required prior to any assignment of Coverage to a Covered Person. The Contract Holder may elect to repay some or all of a loan with respect to a Coverage to be assigned.

Repayment Allocations:   Prudential may allocate the loan repayment first to the Fixed Interest Rate Option and then to the Variable Investment Options.

Subsequent Premium Payments:   Prudential may require that any subsequent premium payments be used to repay the loan amount allocated to the Fixed Interest Rate Option in order to reduce the portion of the Loan Account allocated to the Fixed Interest Rate Option.

Prudential will give notice to the Contract Holder if it intends to apply the repayment allocation and subsequent premium payment requirements set forth above.

Withdrawals

The Contract Holder may withdraw a portion of the Net Cash Value of a Coverage or multiple Coverages without surrendering a particular Coverage, subject to the following restrictions: (a) such Coverage’s Net Cash Value after the withdrawal may not be less than an amount equal to the total charges for one month, and; (b) the withdrawal amount must be at least $5,000.

A withdrawal may not be repaid except as a premium subject to the applicable charges. Upon request, Prudential will tell the Contract Holder how much the Contract Holder may withdraw. Withdrawal of the Cash Value may have tax consequences. See TAXES.

When the Contract Holder makes a withdrawal, the Contract Holder instructs Prudential which Coverage Funds will be reduced by the withdrawal amount. If the Contract Holder does not instruct Prudential, Prudential will withdraw an amount equal to the reduction in each Covered Person’s Coverage Fund proportionally from the Variable Investment Options and the Fixed Interest Rate Option. The Contract Holder

may not direct a withdrawal to come entirely from the Fixed Interest Rate Option. Prudential will adjust the withdrawal allocation so that the 25% maximum withdrawal from the Fixed Interest Rate Option is not exceeded. If the Fixed Interest Rate Option is the only investment option, Prudential will reduce the amount of the withdrawal so that the 25% maximum withdrawal from the Fixed Interest Rate Option is not exceeded.

Withdrawal of any portion of a Coverage’s Net Cash Value increases the risk that the affected Coverage Funds may be insufficient to provide the Death Benefit. If such a withdrawal is followed by unfavorable investment experience, the affected Coverages may go into default.

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Whenever the Contract Holder makes a withdrawal, Prudential may reduce the affected Covered Person’s Death Benefit up to the withdrawal amount. Generally, withdrawals under Type B (variable) and Type C (return of premium) Death Benefits will not change the Coverage Amount except when the Death Benefit has been increased to ensure that the Coverage continues to satisfy the Internal Revenue Code’s definition of life insurance.
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However, under a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Basic Insurance and Target Term Insurance. If the withdrawal would cause the NAR to increase, the Contract Holder must prove to Prudential that such Covered Person is insurable for the increase. If the Covered Person is not insurable for the increase or the Contract Holder does not desire to maintain the original Coverage Amount, Prudential will reduce the Basic Insurance and Target Term Insurance, if any, proportionately using a formula to ensure that the affected Coverage continues to satisfy the definition of life insurance under Section 7702 of the Internal Revenue Code. Prudential will not permit a withdrawal under a Type A (fixed) Death Benefit if it would result in a Basic Insurance of less than the Minimum Basic Insurance shown in the Group Contract’s Schedule of Benefits. Furthermore, the sum of the Basic Insurance and the Target Term Insurance must equal or exceed the Minimum Coverage Amount shown in the Group Contract’s Schedule of Benefits. If the Coverage Amount is decreased, there is a possibility that the affected Coverage might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in Basic Insurance, the Contract Holder should consult with its tax adviser and its registered representative. See TAXES.

Currently, Prudential will provide an authorization form if the Contract Holder’s withdrawal request causes a decrease in the Coverage Amount that results in a Coverage being classified as a Modified Endowment Contract. The authorization form will confirm that the Contract Holder is aware of such Coverage becoming a Modified Endowment Contract if the transaction is completed. Prudential will complete the transaction and send a confirmation notice after Prudential receives the completed authorization form in Good Order as provided in the Group Contract.

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Generally, Prudential will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order as provided in the Group Contract. See When Proceeds Are Paid.
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A Group Contract returned during the Free-Look period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

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Prudential will determine the value of each Coverage Fund on each Monthly Date. If the Coverage Fund for any Coverage is less than an amount equal to total charges for one month, such Coverage will go into default. For each Coverage, if the Coverage Debt ever grows to be equal to or more than the Coverage Fund, the Coverage will go into default. Should this happen, Prudential will send the Contract Holder a notice of default setting forth the payment which Prudential estimates will keep the Coverage
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in force for three months from the date of default. This payment must be received at the Service Office within the 61-day grace period after the notice of default is mailed or the Coverage will lapse and be treated as a surrender. See Surrender. If the amount sufficient to bring the Coverage Fund out of default is not paid to Prudential by the end of the grace period, the Coverage for such Covered Person will lapse and have no value when the grace period ends. But the Contract Holder may write to Prudential to ask that the Coverage cease at the end of the period for which charges have been deducted or at any time during the grace period. Then the Coverage for such Covered Person will end on the date requested.

During the grace period, Prudential will not charge interest on the charges due and will continue to assess the charges shown in the Group Contract’s Schedule of Charges. If an affected Covered Person dies during the grace period, any Death Benefit payable will be reduced by the amount of the charges due and by any Coverage Debt allocated to such Covered Person. The Contract Holder is liable to pay charges, including interest charges on Coverage Debt, to Prudential during the grace period.
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A Coverage that lapses with outstanding Coverage Debt may have tax consequences. See TAXES. Any one Coverage may lapse even if some or all of the remaining Coverages are in force. The Group Contract will lapse when all Coverages have lapsed.

A Coverage that lapsed may be reinstated within five years after the date of default, if the following conditions are met:

(1)	renewed evidence of insurability as required by Prudential is provided on the affected Covered Persons;
(2)	payment of a charge equal to: (a) an amount, if any, required to bring the Coverage Fund to an amount equal to total charges for one month on the date the Coverage went into default, plus (b) an amount equal to the charges deductible from the Coverage Fund from the grace period through the reinstatement date, plus (c) a premium that Prudential estimates will cover all charges and deductions for the next three months; and
(3)	any Coverage Debt with interest to date is restored or paid back. If the Coverage Debt is restored and the Coverage Debt with interest would exceed the loan value of the reinstated Coverage, the excess must be paid to Prudential before reinstatement.

The reinstatement date will be the Monthly Date that coincides with or next follows the date Prudential approves the Contract Holder’s request. Prudential will deduct all required charges from the Contract Holder’s payment and the balance will be placed into the affected Coverage Fund. A Coverage that has been converted to an individual policy is not available for reinstatement by the Contract Holder.

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Conditions for reinstatement may vary by state. The Group Contract will include any applicable conditions for reinstatement.
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TAXES

This summary provides general information on the federal income tax treatment of the Group Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. The Contract Holder must consult its own tax adviser for complete information and advice.

Treatment as Life Insurance .   Each Coverage under the Group Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Group Contract’s investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, each Coverage must satisfy the Cash Value Accumulation Test.

Under the Cash Value Accumulation Test, each Coverage must maintain a minimum ratio of Death Benefit to Cash Value. Therefore, in order to ensure that each Coverage qualifies as life insurance, a Coverage’s Death Benefit may increase as the Coverage Fund value increases. For each Coverage, the Death Benefit, at all times, must be at least equal to the Coverage Fund multiplied by the applicable attained age factor. A listing of Attained Age Factors is attached to the Group Contract.

Prudential believes it has taken adequate steps to insure that the Group Contract and every Coverage under the Group Contract qualifies as life insurance for tax purposes. Generally speaking, this means that the Contract Holder will not be taxed on the growth of the funds in the Group Contract, unless it receives a distribution from a Coverage, or if a Coverage lapses or is surrendered. Prudential may refuse to accept any payment that increases a Coverage’s Death Benefit by more than it increases the Coverage Fund.

Although Prudential believes that each Coverage under the Group Contract and the Group Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, Prudential may make changes — which will be applied uniformly to all Contract Holders after advance written notice — that Prudential deems necessary to insure that all Coverages under the Group Contract will qualify as life insurance.

Pre-Death Distributions.   The tax treatment of any distribution the Contract Holder receives before the Covered Person’s death depends on whether such Coverage is classified as a Modified Endowment Contract. A Group Contract may include both Coverages classified as Modified Endowment Contracts and Coverages not classified as Modified Endowment Contracts.

Coverages Not Classified as Modified Endowment Contracts

•	If the Contract Holder surrenders a Coverage or allows it to lapse, the Contract Holder will be taxed on the amount it receives in excess of the premiums the Contract Holder paid less the untaxed portion of any prior withdrawals. For this purpose, the Contract Holder will be treated as receiving any portion of the Cash Value used to repay Coverage Debt. In other words, the Contract Holder will immediately have taxable income to the extent of gain allocated to such Coverage. Reinstatement of a Coverage after lapse will not eliminate the taxable income, which Prudential is required to report to the Internal Revenue Service.

•	Generally, the Contract Holder will be taxed on a withdrawal to the extent the amount it receives exceeds the premiums the Contract Holder paid for a Coverage less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Coverage Years, all or a portion of a withdrawal may be taxed if the Coverage Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits generally do not count in computing the premiums paid for a Coverage for the purposes of determining whether a withdrawal is taxable.

•	Loans the Contract Holder takes against a Coverage are ordinarily treated as debt and are not considered distributions subject to tax. However, the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the crediting rate. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to avoid this result, including modifying the Group Contract’s loan provisions.

Coverages Not Classified as Modified Endowment Contracts

•	The rules change if a Coverage is classified as a Modified Endowment Contract. Section 7702A of the Code defines Modified Endowment Contracts as those life insurance contracts issued or materially changed on or after June 21, 1988 on which the total premium paid during the first seven years exceeds the amount that would have been paid if the contract provided for paid up benefits after seven level annual premiums. Under certain conditions, a contract may become a modified endowment contract, or may become subject to a new seven year testing period as a result of a “material change” or a “reduction in benefits” as defined by Section 7702A(c) of the Internal Revenue Code.

•	A Coverage could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance is made. The addition of an increase in the Basic Insurance may also cause a Coverage to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase. Prudential will notify the Contract Holder if a premium or a change in Basic Insurance would cause a Coverage to become a Modified Endowment Contract, and advise the Contract Holder of its options. The Contract Holder should first consult a tax adviser and its registered representative if it is contemplating any of these steps.

•	If a Coverage is classified as a Modified Endowment Contract, then amounts the Contract Holder receives under a Coverage before the Covered Person’s death, including loans and withdrawals, are included in income to the extent that the Coverage Fund exceeds the premiums paid for such Coverage increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that a Coverage became a Modified Endowment Contract.

•	Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent. If Coverage has been assigned to a Covered Person the 10% penalty does not apply if the amount is received on or after age 59½, on account of a Covered Person becoming disabled or if the distribution is as a life annuity. It is presently unclear how the penalty tax provisions apply to Group Contracts owned by businesses.

•	All Modified Endowment Contracts issued by Prudential to the Contract Holder during the same calendar year are treated as a single contract for purposes of applying these rules.

Business-Owned Life Insurance .   Because this Group Contract will be issued to a business rather than an individual, there are some additional rules. Business Contract Holders generally cannot deduct premium payments. Business Contract Holders generally cannot take tax deductions for interest on

Coverage Debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Group Contracts for up to 20 key persons. The interest deduction for Coverage Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key Covered Person. The corporate alternative minimum tax also applies to business- owned life insurance. This is an indirect tax on additions to the Coverage Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance issued after August 17, 2006, death benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance death benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided proper notice to the proposed insured/employee and obtained the employee’s consent to the life insurance and meets one of the following: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Internal Revenue Code) at the time the policy was issued; or (c) the death benefits are paid to the insured’s heirs or his or her designated beneficiaries (other than the employer) either directly as a death benefit or received from the purchase of an equity (or capital or profits) interest in the applicable Contract Holder. Annual reporting and recordkeeping requirements will apply to Employers maintaining such business-owed life insurance.

Investor Control.   Treasury Department regulations do not provide specific guidance concerning the extent to which the Contract Holder may direct its investment in the particular Funds without causing the Contract Holder, instead of Prudential, to be considered the owner of the underlying assets. Because of this uncertainty, Prudential reserves the right to make such changes as Prudential deems necessary to assure that the Group Contract and each Coverage under the Group Contract qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Holders and will be made with such notice to affected Contract Holders as is feasible under the circumstances.

Withholding.   The Contract Holder must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts the Contract Holder receives will be subject to withholding. The Contract Holder is not permitted to elect that no taxes be withheld unless the Contract Holder provides a taxpayer identification number. The Contract Holder may be subject to penalties under the estimated tax payment rules if its withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations.    If the Contract Holder transfers or assigns a Coverage to a Covered Person or for the benefit of a Covered Person, there may be gift, estate and/or income tax consequences. Deductions for interest paid or accrued on Coverage Debt or on other loans that are incurred or continued to purchase or carry a Coverage may be denied. The Contract Holder’s particular situation or that of its beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the Covered Person dies.

DISTRIBUTION AND COMPENSATION

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Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Group Contract. Prusec, organized in 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a FINRA-registered member. (Prusec is a successor company to Pruco Securities Corporation, established in 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec serves as principal underwriter of the variable insurance contracts issued by Prudential. The Group Contract is sold by registered representatives of Prusec who are also Prudential appointed insurance agents under state insurance law. The Group Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Prusec received gross distribution revenue for its
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individual variable life products of $90,865,268 in 2007, $91,615,140 in 2006, and $95,241,637 in 2005. Prusec passes through the gross distribution revenue it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $16,112,532 in 2007, $11,528,129 in 2006, and $15,018,502 in 2005. Prusec offers the Group Contract on a continuous basis.
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Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on a premium value referred to as the Target Premium. The Target Premium for each Coverage Segment will vary by the Covered Person’s gender and issue age on the Coverage Segment’s effective date. Prudential pays significantly lower compensation on a Coverage with Target Term Insurance than on a Coverage with Basic Insurance only with the same initial Death Benefit and premium payments because the Target Term Insurance is not used in the determination of the Target Premium.

The following chart shows the maximum broker-dealer compensation illustrated with alternate commission payment options.

Commission Payment Option 1 - Standard

	Coverage Years

Maximum Broker Compensation	1	2 – 4	5 – 7

Up to Target Premium	25%	7%	3%

Excess Premium	2%	2%	2%

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Commission Payment Option 2 - Level

Coverage Years

Maximum Broker Compensation	1 – 7

Up to Target Premium	10%

Excess Premium	2%

Commission Payment Option 3 - Graded

	Coverage Years

Maximum Broker Compensation	1	2 – 4	5 – 7

Up to Target Premium	15%	10%	8%

Excess Premium	2%	2%	2%

Commission Payment Option 4 - Accelerated

	Coverage Years

Maximum Broker Compensation	1	2 – 4	5 – 7

Up to Target Premium	39%	2%	2%

Excess Premium	2%	2%	2%

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With all commission payment options, broker-dealers will also receive compensation in Coverage Years two and beyond of up to 0.15% of the Coverage Fund net of Coverage Debt.
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The accelerated commission payment option may not be available in all states or to each Group Contract.

Increase in Basic Insurance:   The commission payments described above apply to increases in Basic Insurance. The percentages are applied to the amount of the premium allocated to the increase.

Prusec registered representatives who sell the Group Contract may also be Prudential’s life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that Prudential or its affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, Prudential may also reimburse certain sales and marketing expenses.

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In addition, in an effort to promote the sale of Prudential’s variable products (which may include the placement of Prudential’s contracts on a preferred or recommended company or product list and / or access to a broker-dealer’s registered representatives), Prudential or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Group Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to Prudential or its affiliates. To the extent permitted by the Financial Industry Regulation Authority rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. The Contract Holder should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Group Contract than for selling a different contract that is not eligible for these compensation arrangements.
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While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by Prudential, and will not result in any additional charge to the Contract Holder or to the separate account. Contract Holders should consult with the Contract Holder’s registered representative for more information about the compensation arrangements that apply upon the sale of the Group Contract.

Disclosure Policy:   When Prudential issues an offer of coverage, Prudential will disclose to the Contract Holder any commissions and/or fees that will be payable to applicable broker-dealer(s). The Contract Holder must sign the disclosure and return it to Prudential before Prudential will pay any commissions. A new disclosure must be signed by the Contract Holder with any broker of record change or a change in the commissions and/or fee arrangement. In addition, Prudential will report annually to the Contract Holder the commissions and fees paid to the applicable broker-dealer(s) or other third party expenses attributable to that Contract Holder’s account.

LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industries in which Prudential operates. Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its annuity operations, Prudential is subject to litigation involving class action lawsuits and other litigation alleging, among other things, that Prudential made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments and third-party contracts. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Prudential and its businesses and products. In addition, Prudential, along with other participants in the businesses in which Prudential engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of its pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Prudential, along with a number of other insurance companies, received formal requests for information from the New York State Attorney General’s Office (“NYAG”), the Securities and Exchange Commission, the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. Prudential may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. Prudential is cooperating with these inquiries, and has had discussions with certain authorities in an effort to resolve the inquiries into this matter. In December 2006, Prudential reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims. In January 2008, the court dismissed the ERISA claims with prejudice. In February 2008, the court entered an order dismissing the state law claims without prejudice, and entered judgment in favor of defendants. Plaintiffs have filed a notice of appeal with the Third Circuit Court of Appeals. The regulatory settlement may adversely affect the existing litigation or cause additional litigation and result in adverse publicity and other potentially adverse impacts to Prudential’s business.

In April 2005, Prudential voluntarily commenced a review of its accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to Prudential’s wind down and divested businesses and discontinued operations. Subsequent to commencing its voluntary review, Prudential received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the Securities and Exchange Commission for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to Prudential’s property and casualty insurance operations that were sold in 2003. These examinations are ongoing and not yet complete and it is possible that Prudential may receive additional requests from regulators relating to reinsurance arrangements. Prudential intends to cooperate with all such requests.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court of the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents who were registered representatives in violation of federal and state law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In December 2007, plaintiffs moved to certify the class. The motion is pending.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former Prudential employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate federal racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs and a claim under the New Jersey discrimination law but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, Prudential Financial and Prudential moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims but denied the motion with respect to the other claims. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating they were seeking damages in the amount of $6.5 billion.

In August 1999, a Prudential employee and several retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against Prudential and its Board of Directors in connection with a group annuity contract entered into in 1989 between Prudential and the Prudential Retirement Plan. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, Prudential would retain shares distributed under the annuity contract in violation of ERISA’s fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and Prudential filed an answer denying the essential allegations of the complaint. The amended complaint seeks injunctive and monetary relief, including the return of what are claimed to be excess investment and advisory fees paid by the Retirement Plan to Prudential. In March 2002, the court dismissed certain of the claims against the individual defendants. A non-jury trial was concluded in January 2005. In August 2007, the court issued its decision and order dismissing the case. In September 2007, plaintiffs filed a notice of appeal with the Eleventh Circuit Court of Appeals. In December 2007, the appeal was withdrawn.

In October 2007, Prudential’s subsidiary, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance and Annuity Company v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payment from funds provided by PRIAC for the losses referred to above. Prudential’s financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million in “Change in net unrealized capital gains (loss)”, reflecting these payments to plan clients and certain related costs.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcome cannot be predicted. It is possible that the results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Prudential ’s financial position.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

Potential Contract Holders may contact Prudential directly for further information. Prudential’s address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Account – The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into subaccounts. Each Variable Investment Option is a subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each subaccount are segregated from the assets of each other subaccount.

Actively at Work – A requirement that an Employee be actively at work on a full-time basis (at least 30 hours per week) at the Employer’s place of business, or at any other place that the Employer’s business requires the Employee to go.

Additional Person – A Covered Person who was added to a Group Contract after the Contract Date.

Assignment Certificate – The document issued to the Covered Person outlining the Covered Person’s rights and responsibilities after the Contract Holder assigns Coverage to the Covered Person.

Attained Age – The Covered Person’s age on the Coverage Effective Date plus the number of whole years since then. For any Coverage Segment effective after the Coverage Effective Date, the Covered Person’s Attained Age is the issue age of that Coverage Segment plus the length of time in whole years since its Coverage Effective Date.

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Attained Age Factors – The Attained Age Factors are shown in the Table of Attained Age Factors attached to the Group Contract. Subject to receipt of any required regulatory approvals, the Attained Age Factors based on 1980 CSO and 2001 CSO are attached to the Group Contract.
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Basic Insurance – An amount of group flexible premium variable universal life insurance for each Covered Person. The amount of life insurance as shown in each Covered Person’s Benefit Summary Report.

Benefit Summary Report – A summary of each Covered Person’s Coverage.

Business Day – A day on which the main office of Prudential in Newark, New Jersey is open, the NYSE is open and the SEC has not restricted trading or declared an emergency.

Cash Value – The same as the “Coverage Fund.”

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Certificate Holder – A Covered Person, or a trust established by such Covered Person, to whom an Assignment Certificate has been issued under an assignment of Coverage by the Contract Holder.

Certificate of Coverage – The document that states the limited rights of the Covered Persons under the Group Contract.
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Consent Form – The document in which an Employee consents in writing to be covered under the Group Contract. The Consent Form must be in a form acceptable to Prudential.

Contract Date – The date the Group Contract is effective, as specified in the Group Contract.

Contract Holder – The employer, or a trust established by the employer, that is issued the Group Contract.

Cost of Insurance (“COI”) – The charge for insurance that varies based on the individual characteristics of the Covered Person, including such characteristics as age, gender, Extra Rating Class, if any, and years from Coverage Effective Date.

Coverage – An amount of group flexible premium variable universal life insurance for each Covered Person. Each Coverage may consist of different Coverage Segments with different characteristics such as different effective dates and underwriting classes.

Coverage Amount – The Coverage Amount is equal to the sum of all the Basic Insurance and Target Term Insurance Coverage Segments.

Coverage Anniversary – The same date as the Coverage Effective Date in each later year. The Coverage Anniversary is shown in each Covered Person’s Benefit Summary Report.

Coverage Debt – The principal amount of all outstanding loans plus any interest accrued thereon.

Coverage Effective Date – The date Coverage becomes effective for each Covered Person. The Coverage Effective Date is shown in each Covered Person’s Benefit Summary Report.

Coverage Fund – The total amount credited to a Covered Person under the Group Contract. On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Interest Rate Option, and the principal amount of any Coverage Debt plus any interest earned thereon.

Coverage Segment – The Basic Insurance at issue is the first Coverage Segment. Target Term Insurances are separate Coverage Segments. For each increase in Basic Insurance and/or Target Term Insurance, a new Coverage Segment is created for the amount of the increase.

Coverage Year – A year that starts on a Coverage Effective Date or on a Coverage Anniversary.

Covered Person – A person whose life is insured under the Group Contract.

Death Benefit – If a Coverage is not in default, this is the amount Prudential will pay upon the death of a Covered Person, less any Coverage Debt.

Employee – A person employed by the Employer.

Employer – An Employer under the Group Contract is the Contract Holder or if the Group Contract is owned by a trust, the trust grantor.

Excess Premium – The amount of premium received over the Target Premium.

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Extra Rating Class – A percentage (greater than 100%) of the unrated COI that reflects the extra mortality risk on a substandard life.
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Face Amount – The initial Coverage Segment on the Coverage Effective Date shown in each Covered Person’s Benefit Summary Report.

Fixed Interest Rate Option – An investment option under which interest is accrued daily at a rate that Prudential declares periodically, but not less than an effective annual rate of 2% or the rate required by law.

Fund – A Fund is a portfolio of a series mutual fund. Each of these mutual funds is an open-end management investment company registered under the Investment Company Act of 1940. The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each Variable Investment Option buys shares of one specific Fund.

Good Order – An instruction received at Prudential’s Service Office utilizing such forms, signatures, and dating as Prudential requires, which is sufficiently clear and complete and for which Prudential does not need to exercise any discretion to follow such instructions.

Group Contract – The group flexible premium variable universal life insurance contract described in this prospectus.

Internal Revenue Code – The Internal Revenue Code of 1986, as amended.

Loan Account – A Loan Account for each Covered Person that is part of the Covered Person’s Coverage Fund will be set up in Prudential’s general account whenever the Contract Holder takes out a loan.

Minimum Coverage Amount – An amount specified in the Group Contract’s Schedule of Benefits.

Minimum Initial Premium – The amount needed for Coverage to be effective under the Group Contract. The Minimum Initial Premium is equal to three months of total charges.

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Modified Endowment Contract – According to Section 7702A of the Code, those life insurance contracts issued or materially changed on or after June 21, 1988 on which the total premium paid during the first seven years exceeds the amount that would have been paid if the contract provided for paid up benefits after seven level annual premiums. Under certain conditions, a contract may become a modified endowment contract, or may become subject to a new seven year testing period as a result of a “material change” or a “reduction in benefits” as defined by Section 7702A(c) of the Internal Revenue Code.
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Monthly Date – For each Covered Person the Coverage Effective Date and the same date in each subsequent month.

Net Amount at Risk (“NAR”) – The amount by which the Covered Person’s Death Benefit exceeds the Coverage Fund.

Net Cash Value – The Coverage Fund minus any Coverage Debt.

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Net Interest on Loans – The net difference between the effective annual interest charged on the loan amount and the effective annual interest credited to the Loan Account. Preferred loans are currently charged a lower effective annual interest rate. See Loans.
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Net Premiums – The amounts allocated to the Variable Investment Options and/or the Fixed Interest Rate Option after Prudential deducts the Premium Load and the first month’s charges.

Personal Beneficiary – An individual, trust or any other legal entity designated by the Covered Person, prior to any assignment of Coverage to the Covered Person, who will receive a portion of the Death Benefit.

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Premium Load – The charge that is deducted to compensate Prudential for the costs of selling the Group Contract, including an amount to cover the cost of any federal, state or local income, premium, excise, business tax or any other type of charge, or component thereof, measured by or based upon the amount of premium Prudential receives; commissions; advertising and the printing and distribution of prospectuses and sales literature.
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The Prudential Insurance Company of America – The company offering the Group Contract.

Returnable Charges – The portion of charges that may be returned to the Contract Holder under Return of Charges provision. The Premium Load and COI applicable to the surrendered Coverage for the Basic Insurance and Target Term Insurance are Returnable Charges.

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Return of Charges – The provision which provides that a portion of the charges paid may be returned to the Contract Holder upon Surrender of a Coverage or the Group Contract within the first eight Coverage Years, and in some states, within the first 11 Coverage Years. The Return of Charges is not guaranteed.

Return of Charges Period – The Return of Charges Period for each Coverage begins in month one from the Coverage Effective Date and extends to month 96 from the Coverage Effective Date, with declining factors from month 13 to month 96. In some states, the Return of Charges Period begins in month one from the Coverage Effective Date and extends to month 132 from the Coverage Effective Date, with declining factors from month 13 to month 132. The Contract Holder should consult its Prudential representative to determine which period applies. The Return of Charges Period and the factors are not guaranteed and are subject to changes.
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Service Office – The Prudential office listed in the Group Contract.

Surrender Value – The amount payable to the Contract Holder upon surrender of a Coverage. It is equal to the Coverage Fund minus any Coverage Debt plus any Return of Charges for each Covered Person.

Target Premium – The Target Premium is a factor per $1,000 of Basic Insurance, based on issue age and gender. See CHARGES AND EXPENSES.

Target Term Insurance – A flexible term insurance benefit to attained age 100 on the life of a Covered Person. The Contract Holder specifies the initial amount for such Coverage.

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Underwriting Class – The three types of underwriting classes Prudential offers: fully underwritten, simplified issue, and guaranteed issue.
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Valuation Period – The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Variable Investment Option – A subaccount within the Account that purchases shares of one specific Fund.

To Learn More About PruBenefit SelectSM

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To learn more about the PruBenefit SelectSM group flexible premium variable universal life insurance contract, prospective Contract Holders can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2008 or view it online at www.prudential.com/pbf. See the Table of Contents of the SAI below.
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TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

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The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-137572. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the PruBenefit SelectSM SAI and other information about Prudential. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room 100 F Street N.E., Washington, D.C. 20549-0102.

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Contract Holders can call Prudential at 1-800-286-7754 to ask questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. Contract Holders can also view the Statement of Additional Information located with the prospectus at www.prudential.com/pbf, or request a copy by writing to Prudential at:

The Prudential Insurance Company of America
Attn: PruBenefit Funding
13001 County Road 10
Plymouth, MN 55442
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The prospectuses for the Funds appear after this page in the following order:

The Prudential Series Fund

	•	Diversified Bond Portfolio (Class I)
	•	Diversified Conservative Growth Portfolio (Class I)
	•	Equity Portfolio (Class I)
	•	Global Portfolio (Class I)
	•	High Yield Bond Portfolio (Class I)
	•	Natural Resources Portfolio (Class I)
	•	Value Portfolio (Class I)
	•	SP PIMCO High Yield Portfolio (Class I)
	•	SP Strategic Partners Focused Growth Portfolio (Class I)
	•	SP Aggressive Growth Asset Allocation Portfolio (Class I)
	•	SP Balanced Asset Allocation Portfolio (Class I)
	•	SP Conservative Asset Allocation Portfolio (Class I)
	•	SP Growth Asset Allocation Portfolio (Class I)

AIM Variable Insurance Funds
	•	AIM V.I. Core Equity Fund (Series I Shares)
	•	AIM V.I. International Growth Fund (Series I Shares)
	•	AIM V.I. Small Cap Equity Fund (Series I Shares)
	•	AIM V.I. Utilities Fund (Series I Shares)

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	•	AllianceBernstein VPS International Growth Portfolio (Class A)
	•	AllianceBernstein VPS International Value Portfolio (Class A)
	•	AllianceBernstein VPS Real Estate Investment Portfolio (Class A)
	•	AllianceBernstein VPS Small Cap Growth Portfolio (Class A)
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DWS Variable Series I
	•	DWS Bond VIP (Class A)
	•	DWS Capital Growth VIP (Class A)

DWS Variable Series II
	•	DWS Blue Chip VIP (Class A)
	•	DWS Dreman High Return Equity VIP (Class A)
	•	DWS Global Thematic VIP (Class A)
	•	DWS Government & Agency Securities VIP (Class A)
	•	DWS Strategic Income VIP (Class A)
	•	DWS Technology VIP (Class A)

DWS Investment VIT Funds
	•	DWS Small Cap Index VIP (Class A)

Fidelity Variable Insurance Products
	•	VIP Contrafund Portfolio (Service)
	•	VIP Equity-Income Portfolio (Service)
	•	VIP Index 500 Portfolio (Service)
	•	VIP Investment Grade Bond Portfolio (Service)
	•	VIP Mid Cap Portfolio (Service)
	•	VIP Money Market Portfolio (Service)
	•	VIP Overseas Portfolio (Service)

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	•	VIP Value Leaders Portfolio (Service)
	•	VIP Value Strategies Portfolio (Service)
	•	VIP Freedom 2015 Portfolio (Service)
	•	VIP Freedom 2020 Portfolio (Service)
	•	VIP Freedom 2025 Portfolio (Service)
	•	VIP Freedom 2030 Portfolio (Service)
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Franklin Templeton Variable Insurance Products Trust
	•	Franklin Large Cap Value Securities Fund (Class 2)
	•	Franklin Small Cap Value Securities Fund (Class 2)
	•	Franklin Strategic Income Securities Fund (Class 2)
	•	Mutual Discovery Securities Fund (Class 2)
	•	Templeton Global Asset Allocation Fund (Class 2)
	•	Templeton Global Income Securities Fund (Class 2)

J.P. Morgan Series Trust II
	•	JPMorgan Bond Portfolio

JPMorgan Insurance Trust
	•	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class 1)

Neuberger Berman Advisors Management Trust (“AMT”)
	•	Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class Shares)
	•	Neuberger Berman AMT Partners Portfolio (I Class Shares)
	•	Neuberger Berman AMT Socially Responsive Portfolio (I Class Shares)

PIMCO Variable Insurance Trust
	•	PIMCO Low Duration Portfolio (Administrative Class)
	•	PIMCO Short-Term Portfolio (Administrative Class)
	•	PIMCO Total Return Portfolio (Administrative Class)
	•	PIMCO Long-Term U.S. Government Portfolio (Administrative Class)
	•	PIMCO Real Return Portfolio (Administrative Class)
	•	PIMCO Global Bond Portfolio (Unhedged), (Administrative Class)
	•	PIMCO All Asset Portfolio (Administrative Class)

Royce Capital Fund
	•	Royce Micro-Cap Portfolio (Investment Class)
	•	Royce Small-Cap Portfolio (Investment Class)

The Universal Institutional Funds, Inc.
	•	UIF Core Plus Fixed Income Portfolio (Class I)
	•	UIF Emerging Markets Equity Portfolio (Class I)
	•	UIF U.S. Mid Cap Value Portfolio (Class I)
	•	UIF Value Portfolio (Class I)

Van Eck Global Worldwide Insurance Trust
	•	Worldwide Absolute Return Fund (Initial Class)
	•	Worldwide Emerging Markets Fund (Initial Class)
	•	Worldwide Hard Assets Fund (Initial Class)
	•	Worldwide Real Estate Fund (Initial Class)

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STATEMENT OF ADDITIONAL INFORMATION
May 1, 2008
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Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

PruBenefit SelectSM

GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information (“SAI”) is not a prospectus. Please review the PruBenefit SelectSM prospectus (the “prospectus”), which contains information concerning the Group Contracts described above. Prospective Contract Holders may obtain a copy of the prospectus without charge by calling Prudential at 1-800-286-7754. Prospective Contract Holders can also view the prospectus at www.prudential.com/pbf, or request a copy by writing to Prudential at the address below. This SAI should be read in conjunction with the prospectus.

The defined terms used in this SAI are as defined in the prospectus.

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The Prudential Insurance Company of America
Attn: PruBenefit Funding
13001 County Road 10
Plymouth, MN 55442
(800) 286-7754

This SAI, as amended or supplemented from time to time, sets forth information which may be of interest to prospective Contract Holders, but which is not necessarily included in the prospectus as supplemented from time to time. The date of this SAI and of the related prospectus is May 1, 2008.

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GENERAL INFORMATION AND HISTORY

Description of The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company founded in 1875 under the laws of the State of New Jersey and is licensed to sell life insurance and annuities in all states, in the District of Columbia, Guam, and in all United States territories and possessions. Prudential’s principal Executive Office is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Control of The Prudential Insurance Company of America

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. Prudential Financial’s principal Executive Office is located at 751 Broad Street, Newark, New Jersey 07102-3777.

As Prudential’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Group Contract.

Description of Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under the laws of the State of New Jersey as a variable contract account. The Account meets the definition of a “separate account” under federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets.

State Regulation

Prudential is subject to regulation and supervision by the Department of Banking and Insurance of the State of New Jersey, which periodically examines Prudential’s operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. Prudential reserves the right to change the Group Contract to comply with applicable state insurance laws and interpretations thereof.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

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ERISA Considerations

If the Group Contract is treated as or acquired by an “employee benefit plan,” as defined under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), certain legal requirements may apply.

Definition of an Employee Benefit Plan

An “employee benefit plan” includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees—“pension” plans or “welfare” plans.

A “pension plan” includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term “pension plan” includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a “401(k) plan”), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A “welfare plan” includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.
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1

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Group Contracts as Employee Benefit Plans

Regulations issued by the United States Department of Labor (“Labor”) clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered “employee benefit plans” for purposes of ERISA). Among other exceptions, “group” or “group-type insurance programs” offered by an insurer to employees of an employer will not be a “plan” where:

•	no contributions are made by the employer for the coverage;

•	participation in the program is completely voluntary for employees;

•	the “sole” function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

•	the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. The Contract Holder should consult its counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an “employee benefit plan” (either a pension or a welfare plan) subject to the requirements of ERISA.

Investment of Plan Assets in a Group Contract

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or tax law. Any plan fiduciary, which proposes to cause a plan to acquire a Group Contract, should consult with its counsel with respect to the potential legal consequences of the plan’s acquisition and ownership of such Group Contract.

Fiduciary/Prohibited Transaction Requirements Under ERISA

If applicable, ERISA and tax law impose certain restrictions on employee benefit plans and on persons who are (1) “parties in interest” (as defined under ERISA) or “disqualified persons” (as defined under the Internal Revenue Code ) and (2) “fiduciaries” with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. The Contract Holder should consult its counsel and other advisors to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes:

•	the relationship between the agent and the insurer; and any limitations that the agent may have in recommending the contracts or products of another company

•	a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange, termination or sale of the Group Contract; and

•	the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the Charges and Expenses section of the prospectus.

Execution of a Group Contract by a Contract Holder will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.
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Records

Prudential maintains all records and accounts relating to the Account at 751 Broad Street, Newark, New Jersey 07102-3777. As presently required by the Investment Company Act of 1940, as amended (the “Act”), and regulations

2

promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Holders semi-annually at the Contract Holder’s last address known to Prudential.

Services and Third Party Administration Agreements

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Prudential entered into an administrative agreement with Wachovia Bank (“Wachovia”), in which Wachovia provides remittance processing expertise and research and development capabilities providing Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this agreement, Wachovia received from Prudential for services rendered approximately $850,000 in 2007, $750,000 in 2006, and $660,000 in 2005. For all banking services provided by Wachovia, Prudential has paid $2.3 million in 2007, $2.1 million in 2006, and $1.733 million in 2005. Wachovia’s principal business address in Pennsylvania is One South Broad Street, Philadelphia, PA 19107. A chart showing fees that Prudential pays for remittance processing is shown below.

Remittance Processing Fees

Average monthly # of remittances processed	Approximately 50,000

Standard processing	$.027 to $0.41 per item

Imaging services	$0.12 per document

Unproccessable payments	$0.40 per item

Value added keying	$.04 per item

Reinsurance Agreements

PruBenefit SelectSM may provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis. Reinsurance would be on a first-dollar quota share basis. Prudential would retain a portion of the Net Amount at Risk, with the remainder reinsured with various reinsurers.
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MINIMUM INITIAL PREMIUM PROCESSING

Prudential will allocate the Net Premiums to the Variable Investment Options and/or the Fixed Interest Rate Option according to the Contract Holder’s instructions as of the end of the Valuation Period in which the Minimum Initial Premium is received in Good Order.

Upon receipt of a request for life insurance from a prospective Contract Holder, Prudential will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed Covered Persons are insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Covered Persons before a determination can be made. Prudential will not issue Coverages until this underwriting procedure has been completed.

The processing procedures may include a mechanism to provide temporary life insurance coverage to a prospective Contract Holder who pays the Minimum Initial Premium at the time the request for coverage is submitted, subject to the terms of a limited insurance agreement. Since a Coverage cannot be issued until after the underwriting process has been completed, Prudential will provide temporary life insurance coverage through use of a limited insurance agreement. The temporary coverage is for the total Death Benefit applied for, up to the maximum described in the limited insurance agreement, which may be significantly less.

Prudential determines the Covered Person’s issue age on the Coverage Effective Date. The Coverage Effective Date is the first day of the Coverage Year and commences the suicide and contestable periods.

Prudential will not accept a premium payment prior to the Coverage Effective Date. If the Contract Holder makes a premium payment prior to the Coverage Effective Date, Prudential will return such premium payment to the Contract

3

Holder. If a medical examination is required, the Coverage Effective Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If permitted by the insurance laws of the state in which the Coverage is issued, the Coverage may be backdated up to six months. In situations where the Coverage Effective Date precedes the date that the Minimum Initial Premium is received, charges due prior to the Minimum Initial Premium receipt date will be deducted from the Minimum Initial Premium.

ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Group Contract generally employs mortality tables that distinguish between males and females. Premiums and benefits differ under Coverages issued on males and females of the same age. In states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on one set of rates (a blend of male and female rates), whether the insureds are male or female. In addition, Employers considering purchase of a Group Contract should consult their legal advisers to determine whether purchase of a Group Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Death Benefits

There are three types of Death Benefit available under the Group Contract: (1) Type A, a generally fixed Death Benefit; (2) Type B, a variable Death Benefit and; (3) Type C, a return of premium Death Benefit. A Type B (variable) Death Benefit varies with investment performance while Type A (fixed) and Type C (return of premium) Death Benefits do not, unless the Death Benefit must be increased to comply with the Internal Revenue Code’s definition of life insurance. The Contract Holder chooses the type of Death Benefit for each Coverage.

How a Type A (Fixed) Death Benefit Will Vary

Under the Type A (fixed) Death Benefit, the Death Benefit is generally equal to the Coverage Amount, before the reduction of any Coverage Debt. If the Coverage is kept in force for several years, depending on how much premium the Contract Holder pays, and/or if investment performance is favorable, the Coverage Fund may grow to the point where Prudential will increase the Death Benefit in order to ensure that the Coverage will continue to satisfy the Internal Revenue Code’s definition of life insurance.

With respect to each Coverage with a Type A (fixed) Death Benefit, assuming no Coverage Debt, the Death Benefit will always be the greater of:

(1)	the Coverage Amount (as shown in the Benefit Summary Report); or

(2)	the Coverage Fund before the deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustment due under the Return of Charges provision, multiplied by the Attained Age Factor that applies.

A listing of Attained Age Factors can be found attached to the Group Contract. The latter provision ensures that the Coverage will always have a Death Benefit large enough so that the Coverage will be treated as life insurance for tax purposes under current law.

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The following tables illustrate at different ages how the Attained Age Factors affect the Type A (fixed) Death Benefit for different Coverage Fund amounts. The table assumes that Prudential issued a Coverage where the Contract Holder elected a Type A (fixed) Death Benefit with a $250,000 Coverage Amount when the Covered Person was a male nonsmoker, age 35, and there is no Coverage Debt.
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4

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Type A (Fixed) Death Benefit for Coverages with a Coverage Effective Date prior to January 1, 2009

IF		THEN

the Covered	and the	the Attained Age	the Coverage Fund multiplied	and the Death
Person is age	Coverage Fund is	Factor is	by the Attained Age Factor is	Benefit is1

40	$25,000	3.413387	85,335	$250,000
40	$75,000	3.413387	256,005	$256,005	*
40	$125,000	3.413387	426,674	$426,674	*

60	$75,000	1.902881	142,717	$250,000
60	$125,000	1.902881	237,861	$250,000
60	$150,000	1.902881	285,433	$285,433	*

80	$150,000	1.281587	192,239	$250,000
80	$200,000	1.281587	256,318	$256,318	*
80	$225,000	1.281587	288,358	$288,358	*

[1]	The Death Benefit shown does not assume any amounts returned upon surrender in accordance with the Return of Charges provision.
*	Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
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This means, for example, that if the Covered Person has reached the Attained Age of 60, and the Coverage Fund is $150,000, the Death Benefit will be $285,433, even though the Coverage Amount is $250,000. In this situation, for every $1 increase in the Coverage Fund, the Death Benefit will be increased by approximately $1.90. Prudential reserves the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Coverage Fund.

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Type A (Fixed) Death Benefit for Coverages with a Coverage Effective Date on or after January 1, 2009

IF		THEN

the Covered	and the	the Attained Age	the Coverage Fund multiplied	and the Death
Person is age	Coverage Fund is	Factor is	by the Attained Age Factor is	Benefit is1

40	$25,000	4.034463	100,862	$250,000
40	$75,000	4.034463	302,585	$302,585	*
40	$125,000	4.034463	504,308	$504,308	*

60	$75,000	2.131479	159,861	$250,000
60	$125,000	2.131479	266,435	$266,435	*
60	$150,000	2.131479	319,722	$319,722	*

80	$150,000	1.341129	201,170	$250,000
80	$200,000	1.341129	268,226	$268,226	*
80	$225,000	1.341129	301,755	$301,755	*

[1]	The Death Benefit shown does not assume any amounts returned upon surrender in accordance with the Return of Charges provision.
*	Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.

This means, for example, that if the Covered Person has reached the Attained Age of 60, and the Coverage Fund is $150,000, the Death Benefit will be $319,722, even though the Coverage Amount is $250,000. In this situation, for every $1 increase in the Coverage Fund, the Death Benefit will be increased by approximately $2.13. Prudential
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5

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reserves the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Coverage Fund.
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How a Type B (Variable) Death Benefit Will Vary

Under the Type B (variable) Death Benefit, the Death Benefit will never be less than the Coverage Amount, before the reduction of any Coverage Debt, but will also vary immediately after it is issued as the value of the Coverage Fund changes to reflect the investment results of the selected Variable Investment Options. The Death Benefit may be increased to ensure that the Coverage will satisfy the Internal Revenue Code’s definition of life insurance.

With respect to each Coverage with a Type B (variable) Death Benefit, assuming no Coverage Debt, the Death Benefit will always be the greater of:

(1)	the Coverage Amount (as shown in the Benefit Summary Report), plus the Coverage Fund before the deduction of the allocable portion of any monthly charges due on that date; or
(2)	the Coverage Fund before the deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustment due under the Return of Charges provision, multiplied by the Attained Age Factor that applies.

For purposes of computing the Type B (variable) Death Benefit, if the Coverage Fund is less than zero, Prudential will consider it to be zero. A listing of Attained Age Factors can be found attached to the Group Contract. The latter provision ensures that the Coverage will always have a Death Benefit large enough so that the Coverage will be treated as life insurance for tax purposes under current law.

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The following tables illustrate at different ages how the Attained Age Factors affect the Type B (variable) Death Benefit for different Coverage Fund amounts. The table assumes that Prudential issued a Coverage where the Contract Holder elected a Type B (variable) Death Benefit with a $250,000 Coverage Amount when the Covered Person was a male nonsmoker, age 35, and there is no Coverage Debt.

Type B (Variable) Death Benefit for Coverages with a Coverage Effective Date prior to January 1, 2009

IF		THEN

the Covered	and the	the Attained Age	the Coverage Fund multiplied	and the Death
Person is age	Coverage Fund is	Factor is	by the Attained Age Factor is	Benefit is1

40	$25,000	3.413387	85,335	$275,000
40	$75,000	3.413387	256,005	$325,000
40	$125,000	3.413387	426,674	$426,674 *

60	$75,000	1.902881	142,717	$325,000
60	$125,000	1.902881	237,861	$375,000
60	$150,000	1.902881	285,433	$400,000

80	$150,000	1.281587	192,239	$400,000
80	$200,000	1.281587	256,318	$450,000
80	$225,000	1.281587	288,358	$475,000

[1]	The Death Benefit shown does not assume any amounts returned upon surrender in accordance with the Return of Charges provision.
*	Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.

This means, for example, that if the Covered Person has reached the age of 40, and the Coverage Fund is $125,000, the Death Benefit will be $426,674, even though the Coverage Amount is $250,000. In this situation, for every $1 increase in the Coverage Fund, the Death Benefit will be increased by approximately $3.41. Prudential reserves the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Coverage Fund.

6

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Type B (Variable) Death Benefit for Coverages with a Coverage Effective Date on or after January 1, 2009

IF		THEN

the Covered	And the	the Attained Age	the Coverage Fund multiplied	and the Death
Person is age	Coverage Fund is	Factor is	by the Attained Age Factor is	Benefit is1

40	$25,000	4.034463	100,862	$275,000
40	$75,000	4.034463	302,585	$325,000
40	$125,000	4.034463	504,308	$504,308 *

60	$75,000	2.131479	159,861	$325,000
60	$125,000	2.131479	266,435	$375,000
60	$150,000	2.131479	319,722	$400,000

80	$150,000	1.341129	201,170	$400,000
80	$200,000	1.341129	268,226	$450,000
80	$225,000	1.341129	301,755	$475,000

[1]	The Death Benefit shown does not assume any amounts returned upon surrender in accordance with the Return of Charges provision.
*	Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.

This means, for example, that if the Covered Person has reached the age of 40, and the Coverage Fund is $125,000, the Death Benefit will be $504,308, even though the Coverage Amount is $250,000. In this situation, for every $1 increase in the Coverage Fund, the Death Benefit will be increased by approximately $4.03. Prudential reserves the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Coverage Fund.
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How a Type C (Return of Premium) Death Benefit Will Vary

Under the Type C (return of premium) Death Benefit, the Death Benefit will vary by the amount of premiums paid, less any withdrawals. Unlike Type A and Type B Death Benefits, a Type C Death Benefit may be less than the Coverage Amount in the event total withdrawals are greater than total premiums paid. The Death Benefit may be increased to ensure that the Coverage will satisfy the Internal Revenue Code’s definition of life insurance.

With respect to each Coverage with a Type C (return of premium) Death Benefit, assuming no Coverage Debt, the Death Benefit will always be the greater of:

(1)	the Coverage Amount (as shown in the Benefit Summary Report), plus the total premiums paid for such Coverage less any withdrawals, accumulated to the date of death at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract Holder to the date of death; or

(2)	the Coverage Fund before the deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustments due under the Return of Charges provision, multiplied by the Attained Age Factor that applies.

A listing of Attained Age Factors can be found attached to the Group Contract. The latter provision ensures that the Coverage will always have a Death Benefit large enough so that the Coverage will be treated as life insurance for tax purposes under current law.

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The following tables illustrate at different ages how the Attained Age Factors affect the Type C (return of premium) Death Benefit for different Coverage Fund amounts. The table assumes that Prudential issued a Coverage where the Contract Holder elected a Type C (return of premium) Death Benefit with a $250,000 Coverage Amount when the Covered Person was a male nonsmoker, age 35, and there is no Coverage Debt.
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7

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Type C (Return of Premium) Death Benefit for Coverages with a Coverage Effective Date prior to January 1, 2009

IF			THEN

The Covered Person Is age	and the Coverage Fund Is	and the premiums paid less any withdrawals at the chosen rate of interest is	the Attained Age Factor is	the Coverage Fund multiplied by the Attained Age Factor is	and the Death Benefit is1

40	$25,000	$15,000	3.413387	85,335	$265,000
40	$75,000	$60,000	3.413387	256,005	$310,000
40	$125,000	$80,000	3.413387	426,674	$426,674	*

60	$75,000	$60,000	1.902881	142,717	$310,000
60	$125,000	$100,000	1.902881	237,861	$350,000
60	$150,000	$125,000	1.902881	285,433	$375,000

80	$150,000	$125,000	1.281587	192,239	$375,000
80	$200,000	$150,000	1.281587	256,318	$400,000
80	$225,000	$175,000	1.281587	288,358	$425,000

[1]	The Death Benefit shown does not assume any amounts returned upon surrender in accordance with the Return of Charges provision.
*	Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.

This means, for example, that if the Covered Person has reached the age of 40, and the premiums paid less any withdrawals at the chosen interest rate equals $80,000, the Death Benefit will be $426,674, even though the Coverage Amount is $250,000. In this situation, for every $1 increase in the Coverage Fund, the Death Benefit will be increased by approximately $3.41. Prudential reserves the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Coverage Fund.

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Type C (Return of Premium) Death Benefit for Coverages with a Coverage Effective Date on or after January 1, 2009
IF			THEN

The Covered Person is age	and the Coverage Fund Is	and the premiums paid less any withdrawals at the chosen rate of interest is	the Attained Age Factor is	the Coverage Fund multiplied by the Attained Age Factor is	and the Death Benefit is1

40	$25,000	$15,000	4.034463	100,862	$265,000
40	$75,000	$60,000	4.034463	302,585	$310,000
40	$125,000	$80,000	4.034463	504,308	$504,308	*

60	$75,000	$60,000	2.131479	159,861	$310,000
60	$125,000	$100,000	2.131479	266,435	$350,000
60	$150,000	$125,000	2.131479	319,722	$375,000

80	$150,000	$125,000	1.341129	201,170	$375,000
80	$200,000	$150,000	1.341129	268,226	$400,000
80	$225,000	$175,000	1.341129	301,755	$425,000

[1]The Death Benefit shown does not assume any amounts returned upon surrender in accordance with the Return of Charges provision.
* Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
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8

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This means, for example, that if the Covered Person has reached the age of 40, and the premiums paid less any withdrawals at the chosen interest rate equals $80,000, the Death Benefit will be $504,308, even though the Coverage Amount is $250,000. In this situation, for every $1 increase in the Coverage Fund, the Death Benefit will be increased by approximately $4.03. Prudential reserves the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Coverage Fund.
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Additional Amounts Available Upon Surrender

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Return of Charges: If a Coverage is fully surrendered within the first eight (8) Coverage Years, or if the Group Contract is fully surrendered within the first eight (8) Coverage Years, Prudential may return some portion of the charges paid prior to the date of surrender (“Returnable Charges”). In some states, the Return of Charges Period is 11 years. The Contract Holder should consult its Prudential representative to determine which period applies. The return of charges is not guaranteed and may not be available in all states. The Contract Holder should consult its tax advisers and accountants regarding the tax treatment of the Return of Charges.
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There is no return of charges for a Coverage if any of the following conditions exist:

(1)	the surrender is in connection with a 1035 exchange or any similar Internal Revenue Code provision providing for a tax-advantaged exchange of insurance contracts;

(2)	such Coverage has been assigned to any Covered Person prior to the date of surrender; or

(3)	such Coverage is in default beyond the grace period on the date of surrender.

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Prudential uses a formula to determine the Returnable Charges. For each Coverage, the Return of Charges Period begins in month one (1) from the Coverage Effective Date and extends to month 96 from the Coverage Effective Date, with declining factors from month 13 to month 96. The Return of Charges Period for an Additional Person begins on the Coverage’s Coverage Effective Date. The current factors range from 95% in month 13 to 20% in month 96 and are set forth on the next page. In some states, the Return of Charges Period begins in month one from the Coverage Effective Date and extends to month 132 from the Coverage Effective Date, with declining factors from month 13 to month 132. The factors for the 11 year Return of Charges Period are shown in the second table. These factors are applied to the cumulative Premium Loads and COIs. The Return of Charges Period and all factors are not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from the assumptions made in pricing this life insurance product.
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9

96 Month Return of Charges Factors to be applied to Cumulative Premium Loads and COIs

Coverage Year	Month	Factor

1	All	95%
2	13	95%
2	14	94%
2	15	93%
2	16	92%
2	17	91%
2	18	90%
2	19	90%
2	20	89%
2	21	88%
2	22	87%
2	23	86%
2	24	85%
3	25	85%
3	26	85%
3	27	84%
3	28	84%
3	29	83%
3	30	83%
3	31	82%
3	32	82%
3	33	81%
3	34	81%
3	35	80%
3	36	80%
4	37	80%
4	38	80%
4	39	79%
4	40	79%
4	41	78%
4	42	78%
4	43	77%
4	44	77%
4	45	76%
4	46	76%
4	47	75%
4	48	75%
5	49	74%
5	50	73%
5	51	71%
5	52	70%
5	53	69%
5	54	67%
5	55	66%
5	56	65%
5	57	63%
5	58	62%
5	59	61%
5	60	60%
6	61	60%
6	62	59%
6	63	58%
6	64	57%
6	65	56%
6	66	55%
6	67	54%
6	68	53%
6	69	52%
6	70	51%
6	71	50%
6	72	50%
7	73	50%
7	74	49%
7	75	48%
7	76	47%
7	77	46%
7	78	45%
7	79	44%
7	80	43%
7	81	42%
7	82	41%
7	83	40%
7	84	40%
8	85	40%
8	86	38%
8	87	36%
8	88	34%
8	89	32%
8	90	30%
8	91	28%
8	92	26%
8	93	24%
8	94	22%
8	95	20%
8	96	20%
9+		0%
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In some states, the Return of Charges Period begins in month one from the Coverage Effective Date and extends to month 132 from the Coverage Effective Date, with declining factors from month 13 to month 132. Those current factors range from 95% in month 13 to 2.1% in month 132 and are shown on the following page. Subject to receipt of all required regulatory approvals, the 11 year Return of Charges factors will be applicable to all issued Group Contracts.

The Return of Charges Period and all factors are not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from the assumptions made in pricing this life insurance product.
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10

132 Month Return of Charges Factors to be applied to Cumulative Premium Loads and COIs

Coverage Year	Month	Factor

1	All	95.0%
2	13	95.0%
2	14	93.4%
2	15	91.8%
2	16	90.2%
2	17	88.6%
2	18	87.0%
2	19	85.4%
2	20	83.8%
2	21	82.2%
2	22	80.6%
2	23	79.0%
2	24	77.5%
3	25	76.1%
3	26	74.7%
3	27	73.3%
3	28	71.9%
3	29	70.5%
3	30	69.1%
3	31	67.7%
3	32	66.3%
3	33	65.0%
3	34	63.7%
3	35	62.4%
3	36	61.0%
4	37	59.8%
4	38	58.6%
4	39	57.4%
4	40	56.2%
4	41	55.0%
4	42	53.8%
4	43	52.6%
4	44	51.4%
4	45	50.3%
4	46	49.2%
4	47	48.1%
4	48	47.0%
5	49	46.0%
5	50	45.0%
5	51	44.0%
5	52	43.0%
5	53	42.0%
5	54	41.0%
5	55	40.0%
5	56	39.1%
5	57	38.2%
5	58	37.3%
5	59	36.4%
5	60	35.5%
6	61	34.7%
6	62	33.9%
6	63	33.1%
6	64	32.3%
6	65	31.5%
6	66	30.7%
6	67	30.0%
6	68	29.3%
6	69	28.6%
6	70	27.9%
6	71	27.2%
6	72	26.5%
7	73	26.0%
7	74	25.4%
7	75	24.8%
7	76	24.2%
7	77	23.6%
7	78	23.0%
7	79	22.5%
7	80	21.8%
7	81	21.3%
7	82	20.8%
7	83	20.3%
7	84	19.8%
8	85	19.3%
8	86	18.8%
8	87	18.3%
8	88	17.8%
8	89	17.3%
8	90	16.7%
8	91	16.3%
8	92	15.9%
8	93	15.4%
8	94	15.0%
8	95	14.6%
8	96	14.2%
9	97	13.8%
9	98	13.4%
9	99	13.0%
9	100	12.5%
9	101	12.1%
9	102	11.7%
9	103	11.3%
9	104	10.9%
9	105	10.5%
9	106	10.0%
9	107	9.6%
9	108	9.2%
10	109	8.9%
10	110	8.5%
10	111	8.2%
10	112	7.8%
10	113	7.5%
10	114	7.2%
10	115	6.8%
10	116	6.5%
10	117	6.1%
10	118	5.8%
10	119	5.4%
10	120	5.0%
11	121	4.8%
11	122	4.6%
11	123	4.4%
11	124	4.1%
11	125	3.9%
11	126	3.6%
11	127	3.4%
11	128	3.1%
11	129	2.9%
11	130	2.5%
11	131	2.1%
11	132	2.1%
12+		0

11

Reports to Contract Holders

Once each year, Prudential will send each Contract Holder a statement that provides certain information pertinent to the Contract Holder’s Group Contract. This statement will detail values, transactions made, and specific Coverage data that apply only to the Coverages included in the Contract Holder’s Group Contract.

Prudential will also send the Contract Holder annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

PRINCIPAL UNDERWRITER

Pruco Securities, LLC (“Prusec”), acts as the principal underwriter of the Group Contracts. Prusec is an wholly owned subsidiary of Prudential. Prusec’s principal office is located at 751 Broad Street, Newark, New Jersey 07102-3777. The offering is made on a continuous basis. Prusec has not received any underwriting commissions relating to this Group Contract in 2007.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of Prudential’s variable products (which may include the placement of Prudential’s Group Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), Prudential or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Group Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to Prudential or Prudential’s affiliates. To the extent permitted by Financial Industry Regulation Authority rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. The Contract Holder should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Group Contract than for selling a different Group Contract that is not eligible for these compensation arrangements.

Prusec makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The Contract Holder’s registered representative can provide the Contract Holder with more information about the compensation arrangements that apply upon the sale of the Group Contract.

Disclosure Policy

When Prudential issues an offer of coverage, Prudential will disclose to the Contract Holder any commissions and/or fees that will be payable to applicable broker-dealer(s). The Contract Holder must sign the disclosure and return it to Prudential before Prudential will pay any commissions. A new disclosure must be signed by the Contract Holder with any broker of record change or a change in the commissions and/or fee arrangement. In addition, Prudential will report annually to the Contract Holder the commissions and fees paid to the applicable broker-dealer(s) or other third party expenses attributable to that Contract Holder’s account.

12

ADDITIONAL INFORMATION ABOUT CHARGES

Underwriting Procedures

When a prospective Contract Holder expresses interest in obtaining insurance from Prudential, a registered representative completes an application and submits it to Prudential’s underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Prusec, a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential.

Prudential will provide the Employer with evidence of insurability forms, if required, that prospective Covered Persons must complete. Once Prudential receives the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, Prudential will make a decision regarding its willingness to accept the risk, and the price at which Prudential will accept the risk. Prudential will issue the Coverage when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT COVERAGES IN DEFAULT

When a Coverage is in default, no part of such Coverage Fund is available to the Contract Holder. The Contract Holder may not take any loans, withdrawals or surrenders, or make any transfers among the Variable Investment Options and/or the Fixed Interest Rate Option. In addition, during any period in which a Coverage is in default, the Contract Holder may not change the way in which subsequent premiums are allocated or increase the amount of insurance by increasing the Basic Insurance or Target Term Insurance.

EXPERTS

The consolidated financial statements of Prudential and subsidiaries as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 and the financial statements of the Account as of December 31, 2007 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017.

FINANCIAL STATEMENTS

The following financial statements describe the financial condition of Prudential as well as the Account. The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential and its subsidiaries, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Group Contracts. The financial statements of the Account show all the Account’s subaccounts as of December 31, 2007.

13

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio
ASSETS
Investment in the portfolios, at value	$4,315,074	$3,824,452	$15,632,398	$5,524,851
Net Assets	$4,315,074	$3,824,452	$15,632,398	$5,524,851
NET ASSETS, representing:
Equity of participants	$4,315,074	$3,824,452	$15,632,398	$5,513,870
Equity of The Prudential Insurance Company of America	0	0	0	10,981
	$4,315,074	$3,824,452	$15,632,398	$5,524,851
Units outstanding	324,035	260,344	1,095,833	369,896
Portfolio shares held	431,507	208,986	424,332	186,210
Portfolio net asset value per share	$10.00	$18.30	$36.84	$29.67
Investment in portfolio shares, at cost	$4,315,073	$3,116,971	$11,887,030	$3,563,833

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio
INVESTMENT INCOME
Dividend income	$206,460	$91,283	$257,128	$58,548
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	18,831	16,685	70,025	23,682
NET INVESTMENT INCOME (LOSS)	187,629	74,598	187,103	34,866
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	146,513	0	3,708
Realized gain (loss) on shares redeemed	0	10,155	44,801	15,440
Net change in unrealized gain (loss) on investments	0	(24,262)	451,966	379,868
NET GAIN (LOSS) ON INVESTMENTS	0	132,406	496,767	399,016
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$187,629	$207,004	$683,870	$433,882

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Neuberger Berman AMT Short Duration Bond Portfolio	DWS High Income Portfolio	MFS – Research Series Portfolio	Dreyfus Variable Investment Developing Leaders Portfolio	Franklin Templeton Foreign Securities Fund	Franklin Templeton Developing Markets Securities Fund

$1,343,540	$2,335,805	$6,218,745	$7,751,404	$4,700,429	$3,559,579
$1,343,540	$2,335,805	$6,218,745	$7,751,404	$4,700,429	$3,559,579

$1,343,540	$2,335,805	$6,218,745	$7,751,404	$4,700,429	$3,559,579

0	0	0	0	0	0
$1,343,540	$2,335,805	$6,218,745	$7,751,404	$4,700,429	$3,559,579
97,388	163,307	447,105	528,274	260,394	94,367
103,349	299,079	306,644	239,685	232,120	222,613
$13.00	$7.81	$20.28	$32.34	$20.25	$15.99
$1,322,954	$2,318,267	$3,938,404	$8,074,908	$2,986,454	$1,735,961

SUBACCOUNTS (Continued)
Neuberger Berman AMT Short Duration Bond Portfolio	DWS High Income Portfolio	MFS – Research Series Portfolio	Dreyfus Variable Investment Developing Leaders Portfolio	Franklin Templeton Foreign Securities Fund	Franklin Templeton Developing Markets Securities Fund

$35,934	$180,184	$40,886	$64,814	$81,647	$69,418

5,580	10,257	26,630	38,306	18,766	13,481
30,354	169,927	14,256	26,509	62,881	55,936

0	0	0	1,133,183	186,227	226,733
(3,019)	(16,196)	16,699	(163,002)	(1,307)	(1,573)
24,534	(146,642)	658,368	(1,990,910)	330,505	458,227
21,515	(162,838)	675,067	(1,020,730)	515,425	683,387

$51,869	$7,089	$689,323	$(994,221)	$578,305	$739,323

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio	Prudential Jennison Portfolio
ASSETS
Investment in the portfolios, at value	$685,442	$498,361	$348,217	$1,755,139
Net Assets	$685,442	$498,361	$348,217	$1,755,139
NET ASSETS, representing:
Equity of participants	$675,064	$488,324	$337,807	$1,755,139
Equity of The Prudential Insurance Company of America	10,378	10,037	10,410	0
	$685,442	$498,361	$348,217	$1,755,139
Units outstanding	53,317	42,795	26,562	157,842
Portfolio shares held	62,885	97,910	14,856	74,592
Portfolio net asset value per share	$10.90	$5.09	$23.44	$23.53
Investment in portfolio shares, at cost	$680,173	$466,640	$271,124	$1,139,327

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio	Prudential Jennison Portfolio
INVESTMENT INCOME
Dividend income	$33,408	$36,579	$5,025	$5,066
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	2,899	2,292	1,543	7,185
NET INVESTMENT INCOME (LOSS)	30,509	34,287	3,482	(2,120)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	40,592	0
Realized gain (loss) on shares redeemed	(1,732)	1,576	678	424
Net change in unrealized gain (loss) on investments	4,387	(23,781)	(34,750)	170,276
NET GAIN (LOSS) ON INVESTMENTS	2,656	(22,205)	6,520	170,701
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$33,165	$12,082	$10,002	$168,581

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
Prudential Global Portfolio	American Century VP Balanced Portfolio	American Century VP International Portfolio	American Century VP Value Fund	JP Morgan Bond Portfolio	JP Morgan U.S. Large Cap Core Equity Portfolio

$422,343	$161,481	$98,060	$482,962	$49,326	$103,802
$422,343	$161,481	$98,060	$482,962	$49,326	$103,802

$411,334	$161,481	$98,060	$482,962	$39,395	$103,802

11,009	0	0	0	9,932	0
$422,343	$161,481	$98,060	$482,962	$49,326	$103,802
36,038	11,519	5,919	24,430	12,746	9,289
17,154	22,030	8,268	64,653	4,412	6,574
$24.62	$7.33	$11.86	$7.47	$11.18	$15.79
$209,499	$141,178	$53,352	$411,181	$50,306	$82,571

SUBACCOUNTS (Continued)
Prudential Global Portfolio	American Century VP Balanced Portfolio	American Century VP International Portfolio	American Century VP Value Fund	JP Morgan Bond Portfolio	JP Morgan U.S. Large Cap Core Equity Portfolio

$4,578	$3,546	$596	$8,074	$3,576	$1,145

1,883	756	409	2,345	181	476
2,695	2,790	187	5,729	3,395	669

0	8,634	0	41,870	0	0
22,278	568	42	(302)	(158)	(55)
15,614	(4,584)	14,184	(75,957)	(2,983)	559
37,892	4,618	14,226	(34,389)	(3,141)	504

$40,587	$7,408	$14,413	$(28,660)	$254	$1,173

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	JP Morgan International Equity Portfolio	JP Morgan Small Company Portfolio	T. Rowe Price Mid-Cap Growth Portfolio	T. Rowe Price New America Growth Portfolio
ASSETS
Investment in the portfolios, at value	$46,236	$33,270	$2,027,534	$200,659
Net Assets	$46,236	$33,270	$2,027,534	$200,659
NET ASSETS, representing:
Equity of participants	$46,236	$33,270	$2,027,534	$200,659
Equity of The Prudential Insurance Company of America	0	0	0	0
	$46,236	$33,270	$2,027,534	$200,659
Units outstanding	2,823	1,980	84,175	17,156
Portfolio shares held	2,899	2,072	81,037	9,088
Portfolio net asset value per share	$15.95	$16.06	$25.02	$22.08
Investment in portfolio shares, at cost	$32,567	$23,507	$1,851,156	$142,482

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	JP Morgan International Equity Portfolio	JP Morgan Small Company Portfolio	T. Rowe Price Mid-Cap Growth Portfolio	T. Rowe Price New America Growth Portfolio
INVESTMENT INCOME
Dividend income	$461	$3	$4,334	$0
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	208	175	7,913	861
NET INVESTMENT INCOME (LOSS)	254	(172)	(3,580)	(861)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	1,785	214,509	19,641
Realized gain (loss) on shares redeemed	468	817	(5,416)	626
Net change in unrealized gain (loss) on investments	3,114	(4,327)	50,235	4,323
NET GAIN (LOSS) ON INVESTMENTS	3,582	(1,726)	259,329	24,589
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,836	$(1,897)	$255,749	$23,728

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
Prudential Small Capitalization Stock Portfolio	MFS Research Bond Series Portfolio	T. Rowe Price Equity Income Portfolio	Neuberger Berman AMT Partners Portfolio	Janus Aspen Series Worldwide Growth Portfolio – Institutional Shares	MFS Strategic Income Series Portfolio

$489,198	$279,137	$4,676,239	$45,914	$893,672	$87,592
$489,198	$279,137	$4,676,239	$45,914	$893,672	$87,592

$489,198	$279,137	$4,676,239	$35,345	$893,672	$87,592

0	0	0	10,569	0	0
$489,198	$279,137	$4,676,239	$45,914	$893,672	$87,592
20,145	18,049	270,363	12,090	70,724	5,621
22,956	24,064	197,393	1,703	25,281	8,303
$21.31	$11.60	$23.69	$20.76	$35.35	$10.55
$320,163	$258,656	$4,194,398	$42,948	$554,873	$81,398

SUBACCOUNTS (Continued)
Prudential Small Capitalization Stock Portfolio	MFS Research Bond Series Portfolio	T. Rowe Price Equity Income Portfolio	Neuberger Berman AMT Partners Portfolio	Janus Aspen Series Worldwide Growth Portfolio – Institutional Shares	MFS Strategic Income Series Portfolio

$3,127	$8,966	$76,374	$293	$6,857	$4,461

2,377	1,291	19,534	156	4,065	398
750	7,675	56,840	137	2,792	4,063

35,606	0	276,632	4,588	0	0
15,865	3,088	(5,440)	(160)	6,199	(214)
(55,998)	(8)	(231,303)	(1,145)	68,143	(921)
(4,527)	3,080	39,889	3,283	74,343	(1,135)

$(3,777)	$10,755	$96,729	$3,421	$77,135	$2,929

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Janus Aspen Large Cap Growth Portfolio – Institutional Shares	Janus Aspen International Growth Portfolio – Institutional Shares	Lazard Retirement Series Small Cap Portfolio	Janus Aspen Mid Cap Growth Portfolio – Service Shares
ASSETS
Investment in the portfolios, at value	$143,563	$257,401	$62,092	$2,435,691
Net Assets	$143,563	$257,401	$62,092	$2,435,691
NET ASSETS, representing:
Equity of participants	$143,563	$257,401	$62,092	$2,435,691
Equity of The Prudential Insurance Company of America	0	0	0	0
	$143,563	$257,401	$62,092	$2,435,691
Units outstanding	12,300	9,337	4,034	175,966
Portfolio shares held	5,432	3,938	6,222	62,502
Portfolio net asset value per share	$26.43	$65.36	$9.98	$38.97
Investment in portfolio shares, at cost	$87,867	$94,322	$74,058	$1,505,607

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Janus Aspen Large Cap Growth Portfolio – Institutional Shares	Janus Aspen International Growth Portfolio – Institutional Shares	Lazard Retirement Series Small Cap Portfolio	Janus Aspen Mid Cap Growth Portfolio – Service Shares
INVESTMENT INCOME
Dividend income	$1,139	$1,577	$0	$4,745
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	715	1,110	289	9,275
NET INVESTMENT INCOME (LOSS)	424	466	(289)	(4,531)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	25,092	10,882
Realized gain (loss) on shares redeemed	8,052	5,663	(2,281)	4,173
Net change in unrealized gain (loss) on investments	13,357	54,766	(27,493)	373,788
NET GAIN (LOSS) ON INVESTMENTS	21,409	60,429	(4,683)	388,843
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,833	$60,895	$(4,972)	$384,312

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
AllianceBernstein Real Estate Investment Portfolio	Scudder Government Securities Portfolio	Prudential Conservative Balanced Portfolio	DWS Bond VIP	AIM V.I. Core Equity Fund	Van Eck Worldwide Emerging Markets Fund

$77,767	$20,245	$600,607	$10,229	$10,529	$12,687
$77,767	$20,245	$600,607	$10,229	$10,529	$12,687

$69,657	$9,811	$600,607	$0	$0	$0

8,110	10,434	0	10,229	10,529	12,687
$77,767	$20,245	$600,607	$10,229	$10,529	$12,687
12,843	10,784	46,800	10,000	10,000	10,000
4,792	1,635	35,986	1,465	362	458
$16.23	$12.38	$16.69	$6.98	$29.11	$27.71
$74,590	$20,026	$564,956	$10,470	$10,118	$10,000

SUBACCOUNTS (Continued)
AllianceBernstein Real Estate Investment Portfolio	Scudder Government Securities Portfolio	Prudential Conservative Balanced Portfolio	DWS Bond VIP	AIM V.I. Core Equity Fund	Van Eck Worldwide Emerging Markets Fund

$1,177	$1,021	$17,019	$470	$118	$0

351	48	2,047	0	0	0
826	973	14,971	470	118	0

14,054	0	0	0	0	0
(407)	(116)	92	0	0	0
(28,153)	130	6,564	(241)	411	2,687
(14,506)	14	6,655	(241)	411	2,687

$(13,680)	$987	$21,627	$229	$529	$2,687

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Fidelity VIP Equity-Income Portfolio	UIF Core Plus Fixed Income Portfolio	SP PIMCO High Yield Portfolio	DWS Strategic Income VIP
ASSETS
Investment in the portfolios, at value	$9,590	$10,346	$10,157	$10,359
Net Assets	$9,590	$10,346	$10,157	$10,359
NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Prudential Insurance Company of America	9,590	10,346	10,157	10,359
	$9,590	$10,346	$10,157	$10,359
Units outstanding	10,000	10,000	10,000	10,000
Portfolio shares held	403	893	1,033	885
Portfolio net asset value per share	$23.82	$11.59	$9.83	$11.70
Investment in portfolio shares, at cost	$10,958	$10,365	$10,715	$10,605

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Fidelity VIP Equity-Income Portfolio	UIF Core Plus Fixed Income Portfolio	SP PIMCO High Yield Portfolio	DWS Strategic Income VIP
INVESTMENT INCOME
Dividend income	$168	$365	$562	$604
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0
NET INVESTMENT INCOME (LOSS)	168	365	562	604
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	790	0	153	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(1,368)	(19)	(557)	(245)
NET GAIN (LOSS) ON INVESTMENTS	(578)	(19)	(404)	(245)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(410)	$346	$157	$359

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
PIMCO Long-Term U.S Portfolio	PIMCO Real Return Portfolio	DWS Global Thematic VIP	DWS Capital Growth VIP	PIMCO All Asset Portfolio	Franklin Templeton Mutual Discovery Securities Fund

$10,938	$10,860	$10,229	$11,035	$10,567	$10,702
$10,938	$10,860	$10,229	$11,035	$10,567	$10,702

$0	$0	$0	$0	$0	$0

10,938	10,860	10,229	11,035	10,567	10,702
$10,938	$10,860	$10,229	$11,035	$10,567	$10,702
10,000	10,000	10,000	10,000	10,000	10,000
1,000	864	653	541	902	452
$10.94	$12.57	$15.66	$20.41	$11.72	$23.69
$10,351	$10,373	$11,522	$10,063	$10,676	$10,272

SUBACCOUNTS (Continued)
PIMCO Long-Term U.S Portfolio	PIMCO Real Return Portfolio	DWS Global Thematic VIP	DWS Capital Growth VIP	PIMCO All Asset Portfolio	Franklin Templeton Mutual Discovery Securities Fund

$351	$348	$63	$63	$676	$149

0	0	0	0	0	0
351	348	63	63	676	149

0	25	1,458	0	0	123
0	0	0	0	0	0
587	488	(1,292)	972	(110)	430
587	513	166	972	(110)	553

$938	$860	$229	$1,035	$567	$702

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS
OF THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	PIMCO Global Bond Portfolio	UIF U.S. Mid Cap Value Portfolio	PIMCO Total Return Portfolio	Fidelity VIP Investment Grade Bond Portfolio
ASSETS
Investment in the portfolios, at value	$10,919	$10,147	$10,757	$10,218
Net Assets	$10,919	$10,147	$10,757	$10,218
NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Prudential Insurance Company of America	10,919	10,147	10,757	10,218
	$10,919	$10,147	$10,757	$10,218
Units outstanding	10,000	10,000	10,000	10,000
Portfolio shares held	854	531	1,025	806
Portfolio net asset value per share	$12.78	$19.11	$10.49	$12.68
Investment in portfolio shares, at cost	$10,276	$11,091	$10,360	$10,008

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	PIMCO Global Bond Portfolio	UIF U.S. Mid Cap Value Portfolio	PIMCO Total Return Portfolio	Fidelity VIP Investment Grade Bond Portfolio
INVESTMENT INCOME
Dividend income	$253	$66	$360	$8
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0
NET INVESTMENT INCOME (LOSS)	253	66	360	8
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	23	1,024	0	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	642	(944)	397	210
NET GAIN (LOSS) ON INVESTMENTS	665	81	397	210
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$919	$147	$757	$218

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
Fidelity VIP Overseas Portfolio	AllianceBernstein VPS International Research Growth Portfolio	AllianceBernstein VPS International Growth Portfolio	UIF Value Portfolio	AllianceBernstein VPS International Value Portfolio	Fidelity VIP Freedom 2015 Portfolio

$10,691	$0	$11,178	$9,198	$9,999	$10,399
$10,691	$0	$11,178	$9,198	$9,999	$10,399

$0	$0	$0	$0	$0	$0

10,691	0	11,178	9,198	9,999	10,399
$10,691	$0	$11,178	$9,198	$9,999	$10,399
10,000	0	10,000	10,000	10,000	10,000
424	0	449	698	398	846
$25.23	$0.00	$24.89	$13.17	$25.14	$12.29
$10,180	$0	$11,528	$10,878	$10,499	$10,449

SUBACCOUNTS (Continued)
Fidelity VIP Overseas Portfolio	AllianceBernstein VPS International Research Growth Portfolio	AllianceBernstein VPS International Growth Portfolio	UIF Value Portfolio	AllianceBernstein VPS International Value Portfolio	Fidelity VIP Freedom 2015 Portfolio

$180	$146	$0	$183	$116	$238

0	0	0	0	0	0
180	146	0	183	116	238

0	3,052	0	695	383	211
0	(1,670)	0	0	0	0
512	0	(350)	(1,680)	(500)	(49)
512	1,382	(350)	(985)	(117)	161

$691	$1,528	$(350)	$(802)	$(1)	$399

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Prudential SP Strategic Partners Focused Growth Portfolio	UIF Emerging Markets Equity Portfolio	AIM V.I. International Growth Fund	Franklin Templeton Large Cap Value Securities Fund
ASSETS
Investment in the portfolios, at value	$11,586	$12,891	$11,088	$9,924
Net Assets	$11,586	$12,891	$11,088	$9,924
NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Prudential Insurance Company of America	11,586	12,891	11,088	9,924
	$11,586	$12,891	$11,088	$9,924
Units outstanding	10,000	10,000	10,000	10,000
Portfolio shares held	1,396	531	330	853
Portfolio net asset value per share	$8.30	$24.27	$33.63	$11.63
Investment in portfolio shares, at cost	$10,442	$11,279	$10,045	$10,167

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential SP Strategic Partners Focused Growth Portfolio	UIF Emerging Markets Equity Portfolio	AIM V.I. International Growth Fund	Franklin Templeton Large Cap Value Securities Fund
INVESTMENT INCOME
Dividend income	$0	$48	$45	$162
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0
NET INVESTMENT INCOME (LOSS)	0	48	45	162
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	442	1,231	0	5
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	1,144	1,612	1,043	(243)
NET GAIN (LOSS) ON INVESTMENTS	1,586	2,842	1,043	(238)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,586	$2,891	$1,088	$(76)

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
Franklin Templeton Global Income Securities Fund	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	Neuberger Berman AMT Mid-Cap Growth Portfolio	Fidelity VIP Mid Cap Portfolio	Franklin Strategic Income Securities Fund	Fidelity VIP Value Strategies Portfolio

$10,903	$9,379	$11,256	$10,751	$10,376	$9,419
$10,903	$9,379	$11,256	$10,751	$10,376	$9,419

$0	$0	$0	$0	$0	$0

10,903	9,379	11,256	10,751	10,376	9,419
$10,903	$9,379	$11,256	$10,751	$10,376	$9,419
10,000	10,000	10,000	10,000	10,000	10,000
652	526	395	299	824	751
$16.72	$17.82	$28.50	$35.98	$12.60	$12.54
$10,290	$10,000	$10,000	$10,036	$10,541	$10,040

SUBACCOUNTS (Continued)
Franklin Templeton Global Income Securities Fund	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	Neuberger Berman AMT Mid-Cap Growth Portfolio	Fidelity VIP Mid Cap Portfolio	Franklin Strategic Income Securities Fund	Fidelity VIP Value Strategies Portfolio

$290	$0	$0	$36	$512	$40

0	0	0	0	0	0
290	0	0	36	512	40

0	0	0	0	29	0
0	0	0	0	0	0
613	(621)	1,256	714	(164)	(621)
613	(621)	1,256	714	(135)	(621)

$903	$(621)	$1,256	$751	$376	$(581)

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Conservative Asset Allocation Portfolio	Prudential Diversified Conservative Growth Portfolio	Fidelity VIP Money Market Portfolio
ASSETS
Investment in the portfolios, at value	$10,851	$10,818	$10,495	$10,337
Net Assets	$10,851	$10,818	$10,495	$10,337
NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Prudential Insurance Company of America	10,851	10,818	10,495	10,337
	$10,851	$10,818	$10,495	$10,337
Units outstanding	10,000	10,000	10,000	10,000
Portfolio shares held	901	895	886	10,337
Portfolio net asset value per share	$12.04	$12.09	$11.84	$1.00
Investment in portfolio shares, at cost	$10,538	$10,558	$10,759	$10,337

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Conservative Asset Allocation Portfolio	Prudential Diversified Conservative Growth Portfolio	Fidelity VIP Money Market Portfolio
INVESTMENT INCOME
Dividend income	$239	$324	$359	$337
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0
NET INVESTMENT INCOME (LOSS)	239	324	359	337
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	299	234	400	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	313	261	(264)	0
NET GAIN (LOSS) ON INVESTMENTS	612	494	136	0
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$851	$818	$495	$337

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
DWS Blue Chip VIP	Neuberger Berman AMT Socially Responsive Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Fidelity VIP Freedom 2025 Portfolio	Fidelity VIP Contrafund Portfolio

$10,082	$10,479	$10,909	$10,894	$10,426	$11,194
$10,082	$10,479	$10,909	$10,894	$10,426	$11,194

$0	$0	$0	$0	$0	$0

10,082	10,479	10,909	10,894	10,426	11,194
$10,082	$10,479	$10,909	$10,894	$10,426	$11,194
10,000	10,000	10,000	10,000	10,000	10,000
688	585	1,015	940	821	403
$14.65	$17.91	$10.75	$11.59	$12.70	$27.80
$11,233	$10,043	$10,589	$10,542	$10,419	$12,655

SUBACCOUNTS (Continued)
DWS Blue Chip VIP	Neuberger Berman AMT Socially Responsive Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Fidelity VIP Freedom 2025 Portfolio	Fidelity VIP Contrafund Portfolio

$106	$9	$102	$161	$199	$87

0	0	0	0	0	0
106	9	102	161	199	87

1,127	34	487	381	221	2,568
0	0	0	0	0	0
(1,151)	436	320	352	7	(1,461)
(24)	470	807	732	227	1,107

$82	$479	$909	$894	$426	$1,194

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Prudential Natural Resources Portfolio	Van Eck Worldwide Hard Assets Fund	Van Eck Worldwide Real Estate Fund	Fidelity VIP Freedom 2020 Portfolio
ASSETS
Investment in the portfolios, at value	$14,606	$13,056	$9,326	$10,422
Net Assets	$14,606	$13,056	$9,326	$10,422
NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Prudential Insurance Company of America	14,606	13,056	9,326	10,422
	$14,606	$13,056	$9,326	$10,422
Units outstanding	10,000	10,000	10,000	10,000
Portfolio shares held	260	317	552	826
Portfolio net asset value per share	$56.28	$41.19	$16.89	$12.62
Investment in portfolio shares, at cost	$12,354	$10,000	$10,000	$10,431

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential Natural Resources Portfolio	Van Eck Worldwide Hard Assets Fund	Van Eck Worldwide Real Estate Fund	Fidelity VIP Freedom 2020 Portfolio
INVESTMENT INCOME
Dividend income	$77	$0	$0	$209
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0
NET INVESTMENT INCOME (LOSS)	77	0	0	209
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	2,277	0	0	222
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	2,252	3,056	(674)	(9)
NET GAIN (LOSS) ON INVESTMENTS	4,529	3,056	(674)	213
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,606	$3,056	$(674)	$422

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)
Fidelity VIP Index 500 Portfolio	PIMCO Low Duration Portfolio	PIMCO Short-Term Portfolio	DWS Dreman High Return Equity VIP	DWS Small Cap Index VIP	Franklin Templeton Global Asset Allocation Fund

$10,031	$10,609	$10,319	$9,833	$9,544	$10,793
$10,031	$10,609	$10,319	$9,833	$9,544	$10,793

$0	$0	$0	$0	$0	$0

10,031	10,609	10,319	9,833	9,544	10,793
$10,031	$10,609	$10,319	$9,833	$9,544	$10,793
10,000	10,000	10,000	10,000	10,000	10,000
61	1,030	1,031	683	649	743
$163.66	$10.30	$10.01	$14.40	$14.71	$14.52
$10,186	$10,354	$10,349	$10,228	$10,715	$14,182

SUBACCOUNTS (Continued)
Fidelity VIP Index 500 Portfolio	PIMCO Low Duration Portfolio	PIMCO Short-Term Portfolio	DWS Dreman High Return Equity VIP	DWS Small Cap Index VIP	Franklin Templeton Global Asset Allocation Fund

$186	$354	$349	$144	$86	$1,809

0	0	0	0	0	0
186	354	349	144	86	1,809

0	0	0	84	629	2,373
0	0	0	0	0	0
(155)	255	(30)	(395)	(1,171)	(3,389)
(155)	255	(30)	(311)	(542)	(1,017)

$31	$609	$319	$(167)	$(456)	$793

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Royce Micro-Cap Portfolio	Royce Small-Cap Portfolio	AllianceBernstein VPS Small Cap Growth Portfolio	AIM V.I. Small Cap Growth Fund
ASSETS
Investment in the portfolios, at value	$9,666	$9,128	$10,639	$0
Net Assets	$9,666	$9,128	$10,639	$0
NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Prudential Insurance Company of America	9,666	9,128	10,639	0
	$9,666	$9,128	$10,639	$0
Units outstanding	10,000	10,000	10,000	0
Portfolio shares held	718	916	687	0
Portfolio net asset value per share	$13.47	$9.96	$15.48	$0.00
Investment in portfolio shares, at cost	$10,963	$10,423	$10,000	$0

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Royce Micro-Cap Portfolio	Royce Small-Cap Portfolio	AllianceBernstein VPS Small Cap Growth Portfolio	AIM V.I. Small Cap Growth Fund
INVESTMENT INCOME
Dividend income	$144	$5	$0	$0
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0
NET INVESTMENT INCOME (LOSS)	144	5	0	0
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	819	418	0	1,681
Realized gain (loss) on shares redeemed	0	0	0	(1,499)
Net change in unrealized gain (loss) on investments	(1,297)	(1,295)	639	0
NET GAIN (LOSS) ON INVESTMENTS	(478)	(877)	639	182
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(334)	$(872)	$639	$182

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)
AIM V.I. Small Cap Equity Fund	Franklin Templeton Small Cap Value Securities Fund	Van Eck Worldwide Absolute Return Fund	Fidelity VIP Freedom 2030 Portfolio	DWS Technology VIP	AIM V.I. Utilities Fund

$10,161	$9,321	$9,853	$10,451	$11,297	$11,073
$10,161	$9,321	$9,853	$10,451	$11,297	$11,073

$0	$0	$0	$0	$0	$0

10,161	9,321	9,853	10,451	11,297	11,073
$10,161	$9,321	$9,853	$10,451	$11,297	$11,073
10,000	10,000	10,000	10,000	10,000	10,000
654	545	918	803	1,055	462
$15.53	$17.10	$10.73	$13.01	$10.71	$23.97
$10,182	$10,724	$10,000	$10,492	$10,000	$10,721

SUBACCOUNTS (Continued)
AIM V.I. Small Cap Equity Fund	Franklin Templeton Small Cap Value Securities Fund	Van Eck Worldwide Absolute Return Fund	Fidelity VIP Freedom 2030 Portfolio	DWS Technology VIP	AIM V.I. Utilities Fund

$4	$64	$0	$208	$0	$201

0	0	0	0	0	0
4	64	0	208	0	201

289	659	0	283	0	520
0	0	0	0	0	0
(314)	(1,403)	(147)	(40)	1,297	352
(25)	(744)	(147)	243	1,297	873

$(21)	$(679)	$(147)	$451	$1,297	$1,073

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2007

SUBACCOUNTS
Fidelity VIP Value Leaders Portfolio
ASSETS
Investment in the portfolios, at value	$9,776
Net Assets	$9,776
NET ASSETS, representing:
Equity of participants	$0
Equity of The Prudential Insurance Company of America	9,776
$9,776
Units outstanding	10,000
Portfolio shares held	705
Portfolio net asset value per share	$13.86
Investment in portfolio shares, at cost	$10,884

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

SUBACCOUNTS
Fidelity VIP Value Leaders Portfolio
INVESTMENT INCOME
Dividend income	$126
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0
NET INVESTMENT INCOME (LOSS)	126
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	757
Realized gain (loss) on shares redeemed	0
Net change in unrealized gain (loss) on investments	(1,108)
NET GAIN (LOSS) ON INVESTMENTS	(350)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(224)

The accompanying notes are an integral part of these financial statements.

A21

[This page intentionally left blank.]

A22

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Flexible Managed Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$187,629	$168,075	$74,598	$46,669
Capital gains distributions received	0	0	146,513	44,259
Realized gain (loss) on shares redeemed	0	(2)	10,155	(912)
Net change in unrealized gain (loss) on investments	0	3	(24,262)	261,655
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	187,629	168,076	207,004	351,671
CONTRACT OWNER TRANSACTIONS
Participant net payments	173,930	163,236	78,698	180,144
Policy loans, net of repayments and interest	(306,275)	(1,714)	(36,783)	(3,299)
Surrenders, withdrawals and death benefits	(272,518)	(109,066)	(154,175)	(99,595)
Net transfers between other subaccounts or fixed rate option	193,786	336,665	232,664	177,336
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(211,076)	389,121	120,405	254,586
NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	0	0	0	0
TOTAL INCREASE (DECREASE) IN NET ASSETS	(23,447)	557,197	327,409	606,257
NET ASSETS
Beginning of period	4,338,521	3,781,324	3,497,043	2,890,786
End of period	$4,315,074	$4,338,521	$3,824,452	$3,497,043
Beginning units	340,748	309,702	252,065	232,690
Units issued	185,197	160,764	86,720	81,805
Units redeemed	(201,910)	(129,718)	(78,441)	(62,430)
Ending units	324,035	340,748	260,344	252,065

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)
Prudential Stock Index Portfolio		Prudential Equity Portfolio		Neuberger Berman AMT Short Duration Bond Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$187,103	$165,885	$34,866	$30,473	$30,354	$30,041
0	37,496	3,708	0	0	0
44,801	49,225	15,440	16,314	(3,019)	(8,997)

451,966	1,666,188	379,868	476,132	24,534	18,265

683,870	1,918,794	433,882	522,919	51,869	39,309

348,461	328,865	136,995	146,242	83,386	97,219
(77,775)	(85,946)	(25,649)	(22,494)	(10,969)	(8,348)
(838,150)	(779,504)	(226,812)	(247,888)	(36,905)	(28,321)

686,507	431,366	298,094	217,319	118,236	56,956

119,043	(105,219)	182,628	93,179	153,748	117,506

0	0	10,000	0	0	0

802,914	1,813,575	626,510	616,098	205,617	156,815

14,829,484	13,015,909	4,898,341	4,282,243	1,137,923	981,108
$15,632,398	$14,829,484	$5,524,851	$4,898,341	$1,343,540	$1,137,923
1,087,665	1,098,173	347,976	340,930	86,034	76,949
258,905	255,268	113,978	103,885	40,363	35,291
(250,737)	(265,776)	(92,058)	(96,839)	(29,008)	(26,206)
1,095,833	1,087,665	369,896	347,976	97,388	86,034

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	DWS High Income Portfolio		MFS – Research Series Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$169,927	$140,340	$14,256	$2,971
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(16,196)	(9,319)	16,699	14,162
Net change in unrealized gain (loss) on investments	(146,642)	56,924	658,368	467,995
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,089	187,945	689,323	485,128
CONTRACT OWNER TRANSACTIONS
Participant net payments	103,649	129,733	119,096	190,163
Policy loans, net of repayments and interest	(1,202)	(4,836)	4,755	(41,347)
Surrenders, withdrawals and death benefits	(80,857)	(62,856)	(283,257)	(209,573)
Net transfers between other subaccounts or fixed rate option	161,031	104,956	250,567	119,670
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	182,622	166,997	91,161	58,913
NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	0	0	0	0
TOTAL INCREASE (DECREASE) IN NET ASSETS	189,711	354,942	780,484	544,041
NET ASSETS
Beginning of period	2,146,094	1,791,152	5,438,261	4,894,220
End of period	$2,335,805	$2,146,094	$6,218,745	$5,438,261
Beginning units	150,802	138,423	440,657	436,181
Units issued	60,735	54,762	117,868	128,211
Units redeemed	(48,230)	(42,383)	(111,421)	(123,735)
Ending units	163,307	150,802	447,105	440,657

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)
Dreyfus Variable Investment Developing Leaders Portfolio		Franklin Templeton Foreign Securities Fund		Franklin Templeton Developing Markets Securities Fund
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$26,509	$(3,762)	$62,881	$25,215	$55,936	$12,940
1,133,183	703,649	186,227	0	226,733	0
(163,002)	(122,763)	(1,307)	12,151	(1,573)	107

(1,990,910)	(299,285)	330,505	578,850	458,227	489,097

(994,221)	277,839	578,305	616,216	739,323	502,144

255,045	260,459	230,883	210,986	154,012	192,475
(71,259)	(74,985)	(32,222)	(46,214)	(5,380)	(47,381)
(372,267)	(293,564)	(197,820)	(93,454)	(151,551)	(57,310)

269,125	281,762	438,054	148,916	363,140	160,866

80,645	173,672	438,895	220,234	360,221	248,650

0	0	0	0	0	0

(913,576)	451,511	1,017,200	836,450	1,099,544	750,794

8,664,980	8,213,469	3,683,229	2,846,779	2,460,035	1,709,241
$7,751,404	$8,664,980	$4,700,429	$3,683,229	$3,559,579	$2,460,035
522,834	511,986	234,548	219,192	83,627	74,098
154,494	150,464	95,306	73,761	38,225	31,143
(149,054)	(139,616)	(69,460)	(58,405)	(27,486)	(21,614)
528,274	522,834	260,394	234,548	94,367	83,627

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential Diversified Bond Portfolio		Prudential High Yield Bond Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$30,509	$26,750	$34,287	$38,892
Capital gains distributions received	0	5,930	0	0
Realized gain (loss) on shares redeemed	(1,732)	(7,721)	1,576	79
Net change in unrealized gain (loss) on investments	4,387	(61)	(23,781)	10,273
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,165	24,898	12,082	49,244
CONTRACT OWNER TRANSACTIONS
Participant net payments	71,412	36,547	(11,539)	(10,550)
Policy loans, net of repayments and interest	(994)	(1,341)	(1,894)	0
Surrenders, withdrawals and death benefits	(28,176)	(114,341)	(58,913)	(125)
Net transfers between other subaccounts or fixed rate option	0	15,000	0	0
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	42,242	(64,135)	(72,345)	(10,675)
NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	10,000	0	10,000	0
TOTAL INCREASE (DECREASE) IN NET ASSETS	85,407	(39,237)	(50,263)	38,569
NET ASSETS
Beginning of period	600,035	639,272	548,624	510,055
End of period	$685,442	$600,035	$498,361	$548,624
Beginning units	40,520	45,118	37,641	38,412
Units issued	24,090	12,883	11,788	2,263
Units redeemed	(11,293)	(17,481)	(6,635)	(3,034)
Ending units	53,317	40,520	42,795	37,641

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)
Prudential Value Portfolio		Prudential Jennison Portfolio		Prudential Global Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$3,482	$3,072	$(2,120)	$(1,613)	$2,695	$672
40,592	9,007	0	0	0	0
678	107	424	(7,002)	22,278	861

(34,750)	38,205	170,276	28,624	15,614	65,443

10,002	50,391	168,581	20,009	40,587	66,976

35,762	19,435	139,457	141,060	5,628	(1,006)
(5,970)	(435)	(1,723)	(7,749)	(1,901)	(59)
(25,552)	(15,597)	(58,167)	(77,486)	(47,663)	(1,555)

632	30,000	144,895	134,748	300	0

4,873	33,403	224,462	190,573	(43,635)	(2,620)

10,000	0	0	0	10,000	0

24,875	83,794	393,042	210,582	6,952	64,356

323,342	239,548	1,362,097	1,151,515	415,391	351,035
$348,217	$323,342	$1,755,139	$1,362,097	$422,343	$415,391
16,283	14,405	136,585	117,009	28,921	29,115
14,807	8,667	76,221	63,304	13,471	2,931
(4,528)	(6,789)	(54,964)	(43,728)	(6,354)	(3,125)
26,562	16,283	157,842	136,585	36,038	28,921

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	American Century VP Balanced Portfolio		American Century VP International Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$2,790	$2,261	$187	$763
Capital gains distributions received	8,634	9,968	0	0
Realized gain (loss) on shares redeemed	568	(86)	42	(1)
Net change in unrealized gain (loss) on investments	(4,584)	1,913	14,184	14,890
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,408	14,056	14,413	15,652
CONTRACT OWNER TRANSACTIONS
Participant net payments	1,688	2,519	3,812	5,254
Policy loans, net of repayments and interest	(2,841)	0	103	0
Surrenders, withdrawals and death benefits	(13,081)	0	(2,746)	0
Net transfers between other subaccounts or fixed rate option	300	0	300	0
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(13,933)	2,519	1,470	5,254
NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	0	0	0	0
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,525)	16,575	15,883	20,906
NET ASSETS
Beginning of period	168,006	151,431	82,177	61,271
End of period	$161,481	$168,006	$98,060	$82,177
Beginning units	12,520	12,315	5,830	5,411
Units issued	2,155	2,352	607	879
Units redeemed	(3,156)	(2,147)	(518)	(460)
Ending units	11,519	12,520	5,919	5,830

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)
American Century VP Value Fund		JP Morgan Bond Portfolio		JP Morgan U.S. Large Cap Core Equity Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$5,729	$4,062	$3,395	$2,217	$669	$459
41,870	38,694	0	105	0	0
(302)	(197)	(158)	(181)	(55)	(121)

(75,957)	35,771	(2,983)	(129)	559	13,436

(28,660)	78,330	254	2,012	1,173	13,774

2,708	2,356	1,612	1,984	4,094	5,017
156	0	0	0	0	0
(1,373)	(684)	(2,494)	0	(2,464)	(1,214)

(412)	0	0	(25,749)	0	0

1,078	1,672	(882)	(23,765)	1,631	3,803

0	0	10,000	0	0	0

(27,582)	80,002	9,371	(21,753)	2,804	17,577

510,543	430,541	39,955	61,708	100,998	83,421
$482,962	$510,543	$49,326	$39,955	$103,802	$100,998
24,388	24,295	2,808	4,497	9,147	8,769
2,244	2,868	10,399	590	1,559	1,683
(2,202)	(2,775)	(461)	(2,279)	(1,417)	(1,305)
24,430	24,388	12,746	2,808	9,289	9,147

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	JP Morgan International Equity Portfolio		JP Morgan Small Company Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$254	$61	$(172)	$(178)
Capital gains distributions received	0	0	1,785	1,100
Realized gain (loss) on shares redeemed	468	3	817	(11)
Net change in unrealized gain (loss) on investments	3,114	5,455	(4,327)	4,340
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,836	5,519	(1,897)	5,251
CONTRACT OWNER TRANSACTIONS
Participant net payments	306	653	887	1,538
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	(4,556)	0	(7,574)	0
Net transfers between other subaccounts or fixed rate option	300	25,749	(481)	0
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,951)	26,402	(7,167)	1,538
NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	0	0	0	0
TOTAL INCREASE (DECREASE) IN NET ASSETS	(115)	31,921	(9,065)	6,789
NET ASSETS
Beginning of period	46,351	14,430	42,335	35,546
End of period	$46,236	$46,351	$33,270	$42,335
Beginning units	3,080	1,165	2,366	2,275
Units issued	157	2,423	432	813
Units redeemed	(414)	(508)	(818)	(722)
Ending units	2,823	3,080	1,980	2,366

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)
T. Rowe Price Mid-Cap Growth Portfolio		T. Rowe Price New America Growth Portfolio		Prudential Small Capitalization Stock Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$(3,580)	$(5,492)	$(861)	$(618)	$750	$494
214,509	174,550	19,641	2,068	35,606	27,898
(5,416)	(6,094)	626	118	15,865	19,800

50,235	(89,122)	4,323	9,057	(55,998)	22,275

255,749	73,842	23,728	10,625	(3,777)	70,467

165,460	194,052	25,137	13,169	(6,420)	1,674
(9,524)	(3,877)	(1,652)	(47)	(18)	(17)
(111,318)	(77,330)	(8,108)	(8,736)	(31,700)	(98,540)

309,389	228,362	0	0	1,265	(10,000)

354,007	341,207	15,377	4,386	(36,874)	(106,883)

0	0	0	0	0	0

609,755	415,049	39,105	15,011	(40,651)	(36,416)

1,417,779	1,002,730	161,554	146,543	529,849	566,265
$2,027,534	$1,417,779	$200,659	$161,554	$489,198	$529,849
68,866	51,708	15,646	15,165	21,606	26,362
49,709	41,197	7,689	6,845	909	1,546
(34,400)	(24,039)	(6,179)	(6,364)	(2,370)	(6,302)
84,175	68,866	17,156	15,646	20,145	21,606

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	MFS Research Bond Series Portfolio		T. Rowe Price Equity Income Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$7,675	$11,769	$56,840	$37,271
Capital gains distributions received	0	1,492	276,632	98,383
Realized gain (loss) on shares redeemed	3,088	(139)	(5,440)	2,903
Net change in unrealized gain (loss) on investments	(8)	(1,920)	(231,303)	416,241

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,755	11,202	96,729	554,798

CONTRACT OWNER TRANSACTIONS
Participant net payments	(3,520)	(1,995)	357,488	286,775
Policy loans, net of repayments and interest	(243)	(219)	(3,938)	(1,084)
Surrenders, withdrawals and death benefits	(51,789)	0	(197,946)	(151,736)
Net transfers between other subaccounts or fixed rate option	0	0	621,988	328,331

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(55,552)	(2,214)	777,592	462,286

NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(44,797)	8,988	874,321	1,017,084

NET ASSETS
Beginning of period	323,934	314,946	3,801,918	2,784,834
End of period	$279,137	$323,934	$4,676,239	$3,801,918

Beginning units	21,729	21,883	225,971	196,049
Units issued	4,318	4,823	122,568	83,161
Units redeemed	(7,998)	(4,977)	(78,176)	(53,239)
Ending units	18,049	21,729	270,363	225,971

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)
Neuberger Berman AMT Partners Portfolio		Janus Aspen Series Worldwide Growth Portfolio – Institutional Shares		MFS Strategic Income Series Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$137	$99	$2,792	$10,083	$4,063	$4,177
4,588	3,292	0	0	0	611
(160)	(49)	6,199	1,629	(214)	(229)

(1,145)	(348)	68,143	115,478	(921)	763

3,421	2,994	77,135	127,190	2,929	5,322

1,580	6,916	(19,214)	(12,969)	1,608	1,680
0	0	0	0	0	0
0	0	(5,589)	0	(8,893)	0

0	0	0	0	0	0

1,580	6,916	(24,802)	(12,969)	(7,285)	1,680

10,000	0	0	0	0	0

15,000	9,910	52,333	114,221	(4,356)	7,002

30,914	21,004	841,339	727,118	91,948	84,946
$45,914	$30,914	$893,672	$841,339	$87,592	$91,948
1,990	1,511	72,668	73,909	6,091	5,976
10,317	848	4,148	5,731	572	670
(217)	(369)	(6,093)	(6,972)	(1,042)	(555)
12,090	1,990	70,724	72,668	5,621	6,091

The accompanying notes are an integral part of these financial statements.

A34

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Janus Aspen Large Cap Growth Portfolio – Institutional Shares		Janus Aspen International Growth Portfolio – Institutional Shares
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$424	$63	$466	$2,606
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	8,052	1,384	5,663	1,535
Net change in unrealized gain (loss) on investments	13,357	13,220	54,766	56,418
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	21,833	14,667	60,895	60,559
CONTRACT OWNER TRANSACTIONS
Participant net payments	23,491	21,305	36,488	12,985
Policy loans, net of repayments and interest	(4,931)	(352)	(2,856)	(131)
Surrenders, withdrawals and death benefits	(46,320)	(28,958)	(44,954)	(9,984)
Net transfers between other subaccounts or fixed rate option	0	0	2,846	25,000
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(27,760)	(8,005)	(8,477)	27,870
NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	0	0	0	0
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,927)	6,662	52,418	88,429
NET ASSETS
Beginning of period	149,490	142,828	204,983	116,554
End of period	$143,563	$149,490	$257,401	$204,983
Beginning units	14,675	15,547	9,499	7,907
Units issued	7,855	8,236	3,765	3,991
Units redeemed	(10,230)	(9,108)	(3,928)	(2,399)
Ending units	12,300	14,675	9,337	9,499

The accompanying notes are an integral part of these financial statements.

A35

SUBACCOUNTS (Continued)
Lazard Retirement Series Small Cap Portfolio		Janus Aspen Mid Cap Growth Portfolio – Service Shares		AllianceBernstein Real Estate Investment Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$(289)	$(228)	$(4,531)	$(6,077)	$826	$1,054
25,092	4,203	10,882	0	14,054	8,725
(2,281)	(90)	4,173	(2,222)	(407)	82

(27,493)	3,513	373,788	179,631	(28,153)	10,569

(4,972)	7,398	384,312	171,332	(13,680)	20,430

15,441	9,318	164,775	179,064	3,068	2,631
(1,822)	(65)	(13,561)	(5,157)	0	0
(5,185)	(1,263)	(83,662)	(38,575)	(1,503)	(1,708)

0	0	359,615	175,738	0	0

8,434	7,990	427,167	311,070	1,564	923

0	0	0	0	10,000	0

3,463	15,388	811,480	482,402	(2,116)	21,353

58,629	43,241	1,624,211	1,141,809	79,883	58,530
$62,092	$58,629	$2,435,691	$1,624,211	$77,767	$79,883

3,519	3,000	142,572	113,368	2,774	2,737
2,750	2,199	88,770	73,489	10,761	847
(2,235)	(1,680)	(55,376)	(44,285)	(691)	(810)
4,034	3,519	175,966	142,572	12,843	2,774

The accompanying notes are an integral part of these financial statements.

A36

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Scudder Government Securities Portfolio		Prudential Conservative Balanced Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$973	$322	$14,971	$5,353
Capital gains distributions received	0	0	0	552
Realized gain (loss) on shares redeemed	(116)	(24)	92	(506)
Net change in unrealized gain (loss) on investments	130	81	6,564	21,769
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	987	379	21,627	27,168
CONTRACT OWNER TRANSACTIONS
Participant net payments	1,520	1,871	86,986	56,930
Policy loans, net of repayments and interest	0	0	(6,532)	0
Surrenders, withdrawals and death benefits	(3,248)	(348)	(11,481)	(1,194)
Net transfers between other subaccounts or fixed rate option	0	0	162,363	37,154
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,728)	1,523	231,335	92,890
NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	10,000	0	0	0
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,259	1,902	252,962	120,058
NET ASSETS
Beginning of period	10,986	9,084	347,645	227,587
End of period	$20,245	$10,986	$600,607	$347,645
Beginning units	926	794	28,619	20,599
Units issued	11,009	976	38,241	18,098
Units redeemed	(1,151)	(844)	(20,060)	(10,078)
Ending units	10,784	926	46,800	28,619

*  Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A37

SUBACCOUNTS (Continued)
DWS Bond VIP	AIM V.I. Core Equity Fund	Van Eck Worldwide Emerging Markets Fund	Fidelity VIP Equity-Income Portfolio	UIF Core Plus Fixed Income Portfolio	SP PIMCO High Yield Portfolio
03/26/2007* to 12/31/2007	03/26/2007* to 12/31/2007	04/09/2007* to 12/31/2007	04/30/2007* to 12/31/2007	04/24/2007* to 12/31/2007	03/19/2007* to 12/31/2007

$470	$118	$0	$168	$365	$562
0	0	0	790	0	153
0	0	0	0	0	0

(241)	411	2,687	(1,368)	(19)	(557)

229	529	2,687	(410)	346	157

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

10,229	10,529	12,687	9,590	10,346	10,157

0	0	0	0	0	0
$10,229	$10,529	$12,687	$9,590	$10,346	$10,157

0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000
0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A38

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	DWS Strategic Income VIP	PIMCO Long-Term U.S Portfolio	PIMCO Real Return Portfolio	DWS Global Thematic VIP
	03/26/2007* to 12/31/2007	04/09/2007* to 12/31/2007	04/09/2007* to 12/31/2007	03/26/2007* to 12/31/2007
OPERATIONS
Net investment income (loss)	$604	$351	$348	$63
Capital gains distributions received	0	0	25	1,458
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(245)	587	488	(1,292)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	359	938	860	229

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	10,000	10,000	10,000	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,359	10,938	10,860	10,229

NET ASSETS
Beginning of period	0	0	0	0
End of period	$10,359	$10,938	$10,860	$10,229

Beginning units	0	0	0	0
Units issued	10,000	10,000	10,000	10,000
Units redeemed	0	0	0	0
Ending units	10,000	10,000	10,000	10,000

*  Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A39

SUBACCOUNTS (Continued)
DWS Capital Growth VIP	PIMCO All Asset Portfolio	Franklin Templeton Mutual Discovery Securities Fund	PIMCO Global Bond Portfolio	UIF U.S. Mid Cap Value Portfolio	PIMCO Total Return Portfolio
03/26/2007* to 12/31/2007	04/09/2007* to 12/31/2007	03/26/2007* to 12/31/2007	04/09/2007* to 12/31/2007	04/24/2007* to 12/31/2007	04/09/2007* to 12/31/2007

$63	$676	$149	$253	$66	$360
0	0	123	23	1,024	0
0	0	0	0	0	0

972	(110)	430	642	(944)	397

1,035	567	702	919	147	757

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

11,035	10,567	10,702	10,919	10,147	10,757

0	0	0	0	0	0
$11,035	$10,567	$10,702	$10,919	$10,147	$10,757

0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000
0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A40

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Fidelity VIP Investment Grade Bond Portfolio	Fidelity VIP Overseas Portfolio	AllianceBernstein VPS International Research Growth Portfolio	AllianceBernstein VPS International Growth Portfolio
	04/30/2007* to 12/31/2007	04/30/2007* to 12/31/2007	04/24/2007* to 12/10/2007**	12/10/2007* to 12/31/2007
OPERATIONS
Net investment income (loss)	$8	$180	$146	$0
Capital gains distributions received	0	0	3,052	0
Realized gain (loss) on shares redeemed	0	0	(1,670)
Net change in unrealized gain (loss) on investments	210	512	0	(350)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	218	691	1,528	(350)

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	10,000	10,000	(1,528)	11,528

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,218	10,691	0	11,178

NET ASSETS
Beginning of period	0	0	0	0
End of period	$10,218	$10,691	$0	$11,178

Beginning units	0	0	0	0
Units issued	10,000	10,000	10,000	10,000
Units redeemed	0	0	(10,000)	0
Ending units	10,000	10,000	0	10,000

*  Date subaccount became available for investment

**  Date subaccount became unavailable for investment

The accompanying notes are an integral part of these financial statements.

A41

SUBACCOUNTS (Continued)
UIF Value Portfolio	AllianceBernstein VPS International Value Portfolio	Fidelity VIP Freedom 2015 Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	UIF Emerging Markets Equity Portfolio	AIM V.I. International Growth Fund
04/24/2007* to 12/31/2007	04/24/2007* to 12/31/2007	04/30/2007* to 12/31/2007	03/19/2007* to 12/31/2007	04/24/2007* to 12/31/2007	03/26/2007* to 12/31/2007

$183	$116	$238	$0	$48	$45
695	383	211	442	1,231	0
0	0	0	0	0	0

(1,680)	(500)	(49)	1,144	1,612	1,043

(802)	(1)	399	1,586	2,891	1,088

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

9,198	9,999	10,399	11,586	12,891	11,088

0	0	0	0	0	0
$9,198	$9,999	$10,399	$11,586	$12,891	$11,088

0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000
0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A42

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Franklin Templeton Large Cap Value Securities Fund	Franklin Templeton Global Income Securities Fund	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	Neuberger Berman AMT Mid-Cap Growth Portfolio
	03/26/2007* to 12/31/2007	03/26/2007* to 12/31/2007	04/24/2007* to 12/31/2007	04/09/2007* to 12/31/2007
OPERATIONS
Net investment income (loss)	$162	$290	$0	$0
Capital gains distributions received	5	0	0	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(243)	613	(621)	1,256

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(76)	903	(621)	1,256

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	10,000	10,000	10,000	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,924	10,903	9,379	11,256

NET ASSETS
Beginning of period	0	0	0	0
End of period	$9,924	$10,903	$9,379	$11,256

Beginning units	0	0	0	0
Units issued	10,000	10,000	10,000	10,000
Units redeemed	0	0	0	0
Ending units	10,000	10,000	10,000	10,000

*  Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A43

SUBACCOUNTS (Continued)
Fidelity VIP Mid Cap Portfolio	Franklin Strategic Income Securities Fund	Fidelity VIP Value Strategies Portfolio	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Conservative Asset Allocation Portfolio	Prudential Diversified Conservative Growth Portfolio
04/30/2007* to 12/31/2007	03/26/2007* to 12/31/2007	04/30/2007* to 12/31/2007	03/19/2007* to 12/31/2007	03/19/2007* to 12/31/2007	03/19/2007* to 12/31/2007

$36	$512	$40	$239	$324	$359
0	29	0	299	234	400
0	0	0	0	0	0

714	(164)	(621)	313	261	(264)

751	376	(581)	851	818	495

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

10,751	10,376	9,419	10,851	10,818	10,495

0	0	0	0	0	0
$10,751	$10,376	$9,419	$10,851	$10,818	$10,495

0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000
0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A44

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Fidelity VIP Money Market Portfolio	DWS Blue Chip VIP	Neuberger Berman AMT Socially Responsive Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio
	04/30/2007* to 12/31/2007	03/26/2007* to 12/31/2007	04/09/2007* to 12/31/2007	03/19/2007* to 12/31/2007
OPERATIONS
Net investment income (loss)	$337	$106	$9	$102
Capital gains distributions received	0	1,127	34	487
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	0	(1,151)	436	320

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	337	82	479	909

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	10,000	10,000	10,000	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,337	10,082	10,479	10,909

NET ASSETS
Beginning of period	0	0	0	0
End of period	$10,337	$10,082	$10,479	$10,909

Beginning units	0	0	0	0
Units issued	10,000	10,000	10,000	10,000
Units redeemed	0	0	0	0
Ending units	10,000	10,000	10,000	10,000

*  Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A45

SUBACCOUNTS (Continued)
Prudential SP Growth Asset Allocation Portfolio	Fidelity VIP Freedom 2025 Portfolio	Fidelity VIP Contrafund Portfolio	Prudential Natural Resources Portfolio	Van Eck Worldwide Hard Assets Fund	Van Eck Worldwide Real Estate Fund
03/19/2007* to 12/31/2007	04/30/2007* to 12/31/2007	04/30/2007* to 12/31/2007	03/19/2007* to 12/31/2007	04/09/2007* to 12/31/2007	04/09/2007* to 12/31/2007

$161	$199	$87	$77	$0	$0
381	221	2,568	2,277	0	0
0	0	0	0	0	0

352	7	(1,461)	2,252	3,056	(674)

894	426	1,194	4,606	3,056	(674)

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

10,894	10,426	11,194	14,606	13,056	9,326

0	0	0	0	0	0
$10,894	$10,426	$11,194	$14,606	$13,056	$9,326

0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000
0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A46

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Fidelity VIP Freedom 2020 Portfolio	Fidelity VIP Index 500 Portfolio	PIMCO Low Duration Portfolio	PIMCO Short-Term Portfolio
	04/30/2007* to 12/31/2007	04/30/2007* to 12/31/2007	04/09/2007* to 12/31/2007	04/09/2007* to 12/31/2007
OPERATIONS
Net investment income (loss)	$209	$186	$354	$349
Capital gains distributions received	222	0	0	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(9)	(155)	255	(30)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	422	31	609	319

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	10,000	10,000	10,000	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,422	10,031	10,609	10,319

NET ASSETS
Beginning of period	0	0	0	0
End of period	$10,422	$10,031	$10,609	$10,319

Beginning units	0	0	0	0
Units issued	10,000	10,000	10,000	10,000
Units redeemed	0	0	0	0
Ending units	10,000	10,000	10,000	10,000

*  Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A47

SUBACCOUNTS (Continued)
DWS Dreman High Return Equity VIP	DWS Small Cap Index VIP	Franklin Templeton Global Asset Allocation Fund	Royce Micro-Cap Portfolio	Royce Small-Cap Portfolio	AllianceBernstein VPS Small Cap Growth Portfolio
03/26/2007* to 12/31/2007	03/26/2007* to 12/31/2007	03/26/2007* to 12/31/2007	04/24/2007* to 12/31/2007	04/24/2007* to 12/31/2007	04/24/2007* to 12/31/2007

$144	$86	$1,809	$144	$5	$0
84	629	2,373	819	418	0
0	0	0	0	0	0

(395)	(1,171)	(3,389)	(1,297)	(1,295)	639

(167)	(456)	793	(334)	(872)	639

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

9,833	9,544	10,793	9,666	9,128	10,639

0	0	0	0	0	0
$9,833	$9,544	$10,793	$9,666	$9,128	$10,639

0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000
0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A48

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	AIM V.I. Small Cap Growth Fund	AIM V.I. Small Cap Equity Fund	Franklin Templeton Small Cap Value Securities Fund	Van Eck Worldwide Absolute Return Fund
	03/26/2007* to 05/01/2007**	05/01/2007* to 12/31/2007	03/26/2007* to 12/31/2007	04/09/2007* to 12/31/2007
OPERATIONS
Net investment income (loss)	$0	$4	$64	$0
Capital gains distributions received	1,681	289	659	0
Realized gain (loss) on shares redeemed	(1,499)	0	0	0
Net change in unrealized gain (loss) on investments	0	(314)	(1,403)	(147)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	182	(21)	(679)	(147)

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	(182)	10,182	10,000	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	0	10,161	9,321	9,853

NET ASSETS
Beginning of period	0	0	0	0
End of period	$0	$10,161	$9,321	$9,853

Beginning units	0	0	0	0
Units issued	10,000	10,000	10,000	10,000
Units redeemed	(10,000)	0	0	0
Ending units	0	10,000	10,000	10,000

*  Date subaccount became available for investment

**  Date subaccount became unavailable for investment

The accompanying notes are an integral part of these financial statements.

A49

SUBACCOUNTS (Continued)
Fidelity VIP Freedom 2030 Portfolio	DWS Technology VIP	AIM V.I. Utilities Fund	Fidelity VIP Value Leaders Portfolio
04/30/2007* to 12/31/2007	03/26/2007* to 12/31/2007	03/26/2007* to 12/31/2007	04/30/2007* to 12/31/2007

$208	$0	$201	$126
283	0	520	757
0	0	0	0

(40)	1,297	352	(1,108)

451	1,297	1,073	(224)

0	0	0	0
0	0	0	0
0	0	0	0

0	0	0	0

0	0	0	0

10,000	10,000	10,000	10,000

10,451	11,297	11,073	9,776

0	0	0	0
$10,451	$11,297	$11,073	$9,776

0	0	0	0
10,000	10,000	10,000	10,000
0	0	0	0
10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A50

NOTES TO FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRU BENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
December 31, 2007

Note 1: General

The Prudential Variable Contract Account GI-2 (the “Account”) of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”) was established on June 14, 1988 by a resolution of Prudential’s Board of Directors in conformity with insurance laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Group Variable Universal Life and PruBenefit Select contracts are invested in the Account. The contracts are group insurance contracts and generally are issued to either employers, associations, sponsoring organizations or trusts. A person entitled to make contributions under the contract is a “Participant”.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are ninety-nine subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract. The name of each Portfolio and the corresponding subaccount name are as follows:

Prudential Series Fund
Money Market Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Conservative Balanced
    Portfolio
Value Portfolio
High Yield Bond Portfolio
Natural Resources Portfolio
Stock Index Portfolio
Global Portfolio
Jennison Portfolio
Small Capitalization Stock
    Portfolio
Diversified Conservative
    Growth Portfolio
SP PIMCO High Yield Portfolio
SP Strategic Partners Focused
    Growth Portfolio
SP Conservative Asset
    Allocation Portfolio
SP Balanced Asset
    Allocation Portfolio
SP Growth Asset Allocation
    Portfolio
SP Aggressive Growth Asset
    Allocation Portfolio

AIM Variable Insurance
Core Equity Fund
International Growth Fund
Small Cap Equity Fund
Utilities Fund

AllianceBernstein Variable
Product Series
Real Estate Investment
    Portfolio
International Growth Portfolio
International Value Portfolio
Small Cap Growth Portfolio

American Century VP
Balanced Fund
International Fund
Value Fund

Dreyfus Variable Investment
Developing Leaders Portfolio

DWS Variable Series I
Bond VIP
Capital Growth VIP

DWS Variable Series II
Blue Chip VIP
Dreman High Return
    Equity VIP
Global Thematic VIP
Government & Agency
    Securities VIP
High Income VIP
Strategic Income VIP
Technology VIP

DWS Investment VIT Funds
Small Cap Index VIP

Fidelity Variable Insurance
Contrafund Portfolio
Equity-Income Portfolio
Index 500 Portfolio
Investment Grade Bond
    Portfolio Mid Cap Portfolio
Money Market Portfolio
Overseas Portfolio
Value Leaders Portfolio
Value Strategies Portfolio
Freedom 2015 Portfolio
Freedom 2020 Portfolio
Freedom 2025 Portfolio
Freedom 2030 Portfolio
Franklin Templeton
Developing Markets
    Securities Fund
Foreign Securities Fund
Franklin Large Cap Value
    Securities Fund
Franklin Small Cap Value
    Securities Fund
Franklin Strategic Income
    Securities Fund
Mutual Discovery
    Securities Fund
Templeton Global Asset
    Allocation Fund
Templeton Global Income
    Securities Fund

Janus Aspen Series
Worldwide Growth Portfolio –
    Institutional Shares
Large Cap Growth Portfolio –
    Institutional Shares
International Growth Portfolio
    – Institutional Shares
Mid Cap Growth Portfolio –
    Service Shares

A51

Note 1: General (Continued)

JPMorgan
Bond Portfolio
U.S. Large Cap Core Equity
    Portfolio
International Equity Portfolio
Small Company Portfolio
Insurance Trust Intrepid
    Mid Cap Portfolio

Lazard Retirement Series
Small-Cap Portfolio

MFS Variable Insurance Trust
Research Series
Strategic Income Series
Research Bond Series

Neuberger Berman
Advisors Management Trust
Short Duration Bond Portfolio
Partners Portfolio
Mid-Cap Growth Portfolio
Socially Responsive Portfolio

PIMCO Variable
Insurance Trust
All Asset Portfolio
Global Bond Portfolio
Long-term U.S. Government
    Portfolio
Low Duration Portfolio
Real Return Portfolio
Short-Term Portfolio
Total Return Portfolio

Royce Capital Fund
Micro-Cap Portfolio
Small-Cap Portfolio

T. Rowe Price
Mid-Cap Growth Portfolio
New America Growth Portfolio
Equity Income Portfolio

Universal Institutional Funds
Core Plus Fixed Income
    Portfolio
Emerging Markets Equity
    Portfolio
U.S. Mid-Cap Value Portfolio
Value Portfolio

Van Eck Global Worldwide
Insurance Trust
Absolute Return Fund
Emerging Markets Fund
Hard Assets Fund
Real Estate Fund

On May 1, 2007, AIM V.I. Small Cap Growth Fund had a tax free exchange into AIM V.I. Small Cap Equity Fund

Retired Portfolio	Existing Portfolio	Assets Moved
AIM V.I. Small Cap Growth Fund	AIM V.I. Small Cap Equity Fund	$11,680.52

On December 10, 2007, AllianceBernstein International Research Growth Portfolio had a tax free exchange into AllianceBernstein International Growth Portfolio.

Retired Portfolio	Existing Portfolio	Assets Moved
AllianceBernstein International Research Growth Portfolio	AllianceBernstein International Growth Portfolio	$13,197.80

The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential.

Note 2: Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Account expects to adopt this guidance effective January 1, 2008. The Account’s adoption of this guidance is not expected to have a material effect on the Account’s financial position and results of operations.

Investments – The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at value.

Security Transactions – Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received – Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

A52

Note 3: Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in the future years for any federal income taxes that would be attributable to the contracts.

Note 4: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$1,170,538	$(1,400,444)
Prudential Flexible Managed Portfolio	$850,243	$(746,523)
Prudential Stock Index Portfolio	$2,382,556	$(2,333,538)
Prudential Equity Portfolio	$1,059,410	$(890,463)
Neuberger Berman AMT Short Duration Bond Portfolio	$396,721	$(248,552)
DWS High Income Portfolio	$595,208	$(422,844)
MFS – Research Series Portfolio	$1,049,605	$(985,074)
Dreyfus Variable Investment Developing Leaders Portfolio	$1,702,039	$(1,659,699)
Franklin Templeton Foreign Securities Fund	$1,080,953	$(660,826)
Franklin Templeton Developing Markets Securities Fund	$886,738	$(539,997)
Prudential Diversified Bond Portfolio	$107,584	$(58,240)
Prudential High Yield Bond Portfolio	$11,865	$(76,502)
Prudential Value Portfolio	$58,570	$(45,240)
Prudential Jennison Portfolio	$524,870	$(307,593)
Prudential Global Portfolio	$25,145	$(60,663)
American Century VP Balanced Portfolio	$8,336	$(23,025)
American Century VP International Portfolio	$4,982	$(3,921)
American Century VP Value Fund	$13,900	$(15,166)
JP Morgan Bond Portfolio	$11,741	$(2,804)
JP Morgan U.S. Large Cap Core Equity Portfolio	$5,016	$(3,861)
JP Morgan International Equity Portfolio	$717	$(4,875)
JP Morgan Small Company Portfolio	$1,438	$(8,781)
T.Rowe Price Mid-Cap Growth Portfolio	$818,282	$(472,189)
T.Rowe Price New America Growth Portfolio	$35,013	$(20,498)
Prudential Small Capitalization Stock Portfolio	$4,617	$(43,868)
MFS Research Bond Series Portfolio	$5,177	$(62,019)
T.Rowe Price Equity Income Portfolio	$1,520,043	$(761,984)
Neuberger Berman AMT Partners Portfolio	$13,700	$(2,276)
Janus Aspen Series Worldwide Growth Portfolio – Institutional Shares	$3,950	$(32,816)

A53

Note 4: Purchases and Sales of Investments (Continued)

	Purchases	Sales
MFS Strategic Income Series Portfolio	$4,077	$(11,759)
Janus Aspen Large Cap Growth Portfolio – Institutional Shares	$31,107	$(59,582)
Janus Aspen International Growth Portfolio – Institutional Shares	$48,696	$(58,283)
Lazard Retirement Series Small Cap Portfolio	$21,461	$(13,316)
Janus Aspen Mid Cap Growth Portfolio – Service Shares	$854,952	$(437,060)
AllianceBernstein Real Estate Investment Portfolio	$18,265	$(7,051)
Scudder Government Securities Portfolio	$13,106	$(4,883)
Prudential Conservative Balanced Portfolio	$362,014	$(132,726)
DWS Bond VIP	$10,000	$0
AIM V.I. Core Equity Fund	$10,000	$0
Van Eck Worldwide Emerging Markets Fund	$10,000	$0
Fidelity VIP Equity-Income Portfolio	$10,000	$0
UIF Core Plus Fixed Income Portfolio	$10,000	$0
SP PIMCO High Yield Portfolio	$10,000	$0
DWS Strategic Income VIP	$10,000	$0
PIMCO Long-Term U.S Portfolio	$10,000	$0
PIMCO Real Return Portfolio	$10,000	$0
DWS Global Thematic VIP	$10,000	$0
DWS Capital Growth VIP	$10,000	$0
PIMCO All Asset Portfolio	$10,000	$0
Franklin Templeton Mutual Discovery Securities Fund	$10,000	$0
PIMCO Global Bond Portfolio	$10,000	$0
UIF U.S. Mid Cap Value Portfolio	$10,000	$0
PIMCO Total Return Portfolio	$10,000	$0
Fidelity VIP Investment Grade Bond Portfolio	$10,000	$0
Fidelity VIP Overseas Portfolio	$10,000	$0
AllianceBernstein VPS International Research Growth Portfolio	$10,000	$(11,528)
AllianceBernstein VPS International Growth Portfolio	$11,528	$0
UIF Value Portfolio	$10,000	$0
AllianceBernstein VPS International Value Portfolio	$10,000	$0
Fidelity VIP Freedom 2015 Portfolio	$10,000	$0
Prudential SP Strategic Partners Focused Growth Portfolio	$10,000	$0
UIF Emerging Markets Equity Portfolio	$10,000	$0
AIM V.I. International Growth Fund	$10,000	$0
Franklin Templeton Large Cap Value Securities Fund	$10,000	$0
Franklin Templeton Global Income Securities Fund	$10,000	$0
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	$10,000	$0

A54

Note 4: Purchases and Sales of Investments (Continued)

	Purchases	Sales
Neuberger Berman AMT Mid-Cap Growth Portfolio	$10,000	$0
Fidelity VIP Mid Cap Portfolio	$10,000	$0
Franklin Strategic Income Securities Fund	$10,000	$0
Fidelity VIP Value Strategies Portfolio	$10,000	$0
Prudential SP Balanced Asset Allocation Portfolio	$10,000	$0
Prudential SP Conservative Asset Allocation Portfolio	$10,000	$0
Prudential Diversified Conservative Growth Portfolio	$10,000	$0
Fidelity VIP Money Market Portfolio	$10,000	$0
DWS Blue Chip VIP	$10,000	$0
Neuberger Berman AMT Socially Responsive Portfolio	$10,000	$0
Prudential SP Aggressive Growth Asset Allocation Portfolio	$10,000	$0
Prudential SP Growth Asset Allocation Portfolio	$10,000	$0
Fidelity VIP Freedom 2025 Portfolio	$10,000	$0
Fidelity VIP Contrafund Portfolio	$10,000	$0
Prudential Natural Resources Portfolio	$10,000	$0
Van Eck Worldwide Hard Assets Fund	$10,000	$0
Van Eck Worldwide Real Estate Fund	$10,000	$0
Fidelity VIP Freedom 2020 Portfolio	$10,000	$0
Fidelity VIP Index 500 Portfolio	$10,000	$0
PIMCO Low Duration Portfolio	$10,000	$0
PIMCO Short-Term Portfolio	$10,000	$0
DWS Dreman High Return Equity VIP	$10,000	$0
DWS Small Cap Index VIP	$10,000	$0
Franklin Templeton Global Asset Allocation Fund	$10,000	$0
Royce Micro-Cap Portfolio	$10,000	$0
Royce Small-Cap Portfolio	$10,000	$0
AllianceBernstein VPS Small Cap Growth Portfolio	$10,000	$0
AIM V.I. Small Cap Growth Fund	$10,000	$(10,182)
AIM V.I. Small Cap Equity Fund	$10,182	$0
Franklin Templeton Small Cap Value Securities Fund	$10,000	$0
Van Eck Worldwide Absolute Return Fund	$10,000	$0
Fidelity VIP Freedom 2030 Portfolio	$10,000	$0
DWS Technology VIP	$10,000	$0
AIM V.I. Utilities Fund	$10,000	$0
Fidelity VIP Value Leaders Portfolio	$10,000	$0

Note 5:	Related Party Transactions

Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the portfolios in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

A55

Note 5:Related Party Transactions (Continued)

The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect wholly-owned subsidiary of Prudential. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

The Series Fund has a distribution agreement with Prudential Investment Management Services, LLC, an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent.

Note 6:	Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total returns for the years ended December 31, 2007, 2006, 2005, 2004, and 2003 were as follows:

	At year ended					For year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest - Highest
	Prudential Money Market Portfolio
December 31, 2007	324	$13.32	to	$13.32	$4,315	4.94%	0.45%		4.63%	to	4.63%
December 31, 2006	341	$12.73	to	$12.73	$4,339	4.65%	0.45%		4.26%	to	4.26%
December 31, 2005	310	$12.21	to	$12.21	$3,781	2.86%	0.45%		2.44%	to	2.44%
December 31, 2004	309	$11.92	to	$11.92	$3,682	1.01%	0.45%		0.59%	to	0.59%
December 31, 2003	350	$11.85	to	$11.85	$4,150	0.84%	0.45%		0.34%	to	0.34%
	Prudential Flexible Managed Portfolio
December 31, 2007	260	$14.69	to	$14.69	$3,824	2.46%	0.45%		5.91%	to	5.91%
December 31, 2006	252	$13.87	to	$13.87	$3,497	1.94%	0.45%		11.67%	to	11.67%
December 31, 2005	233	$12.42	to	$12.42	$2,891	1.97%	0.45%		3.69%	to	3.69%
December 31, 2004	226	$11.98	to	$11.98	$2,707	1.43%	0.45%		10.21%	to	10.21%
December 31, 2003	209	$10.87	to	$10.87	$2,269	2.00%	0.45%		23.24%	to	23.24%
	Prudential Stock Index Portfolio
December 31, 2007	1,096	$14.27	to	$14.27	$15,632	1.65%	0.45%		4.70%	to	4.70%
December 31, 2006	1,088	$13.63	to	$13.63	$14,829	1.67%	0.45%		15.02%	to	15.02%
December 31, 2005	1,098	$11.85	to	$11.85	$13,016	1.56%	0.45%		4.07%	to	4.07%
December 31, 2004	1,084	$11.39	to	$11.39	$12,348	1.71%	0.45%		9.94%	to	9.94%
December 31, 2003	1,042	$10.36	to	$10.36	$10,789	1.25%	0.45%		27.74%	to	27.74%
	Prudential Equity Portfolio
December 31, 2007	370	$1.10	to	$15.32	$5,525	1.11%	0.45	%****	8.81%	to	10.00%
December 31, 2006	348	$14.08	to	$14.08	$4,898	1.13%	0.45%		12.10%	to	12.10%
December 31, 2005	341	$12.56	to	$12.56	$4,282	1.02%	0.45%		10.98%	to	10.98%
December 31, 2004	342	$11.32	to	$11.32	$3,876	1.35%	0.45%		9.48%	to	9.48%
December 31, 2003	322	$10.34	to	$10.34	$3,330	0.79%	0.45%		31.05%	to	31.05%

A56

Note 6:Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest - Highest
	Neuberger Berman AMT Short Duration Bond Portfolio
December 31, 2007	97	$13.80	to	$13.80	$1,344	2.90%	0.45%		4.31%	to	4.31%
December 31, 2006	86	$13.23	to	$13.23	$1,138	3.30%	0.45%		3.76%	to	3.76%
December 31, 2005	77	$12.75	to	$12.75	$981	2.69%	0.45%		0.99%	to	0.99%
December 31, 2004	74	$12.63	to	$12.63	$938	3.89%	0.45%		0.40%	to	0.40%
December 31, 2003	68	$12.58	to	$12.58	$857	4.63%	0.45%		1.94%	to	1.94%
	DWS High Income Portfolio
December 31, 2007	163	$14.30	to	$14.30	$2,336	7.90%	0.45%		0.49%	to	0.49%
December 31, 2006	151	$14.23	to	$14.23	$2,146	7.63%	0.45%		9.97%	to	9.97%
December 31, 2005	138	$12.94	to	$12.94	$1,791	9.74%	0.45%		3.42%	to	3.42%
December 31, 2004	133	$12.51	to	$12.51	$1,668	7.19%	0.45%		11.90%	to	11.90%
December 31, 2003	131	$11.18	to	$11.18	$1,464	8.19%	0.45%		24.08%	to	24.08%
	MFS – Research Series Portfolio
December 31, 2007	447	$13.91	to	$13.91	$6,219	0.69%	0.45%		12.72%	to	12.72%
December 31, 2006	441	$12.34	to	$12.34	$5,438	0.51%	0.45%		9.98%	to	9.98%
December 31, 2005	436	$11.22	to	$11.22	$4,894	0.48%	0.45%		7.32%	to	7.32%
December 31, 2004	429	$10.46	to	$10.46	$4,484	1.09%	0.45%		15.45%	to	15.45%
December 31, 2003	430	$9.06	to	$9.06	$3,898	0.70%	0.45%		24.11%	to	24.11%
	Dreyfus Variable Investment Developing Leaders Portfolio
December 31, 2007	528	$14.67	to	$14.67	$7,751	0.76%	0.45%		(11.47%)	to	(11.47%)
December 31, 2006	523	$16.57	to	$16.57	$8,665	0.41%	0.45%		3.30%	to	3.30%
December 31, 2005	512	$16.04	to	$16.04	$8,213	0.00%	0.45%		5.33%	to	5.33%
December 31, 2004	502	$15.23	to	$15.23	$7,642	0.21%	0.45%		10.84%	to	10.84%
December 31, 2003	484	$13.74	to	$13.74	$6,655	0.03%	0.45%		31.11%	to	31.11%
	Franklin Templeton Foreign Securities Fund
December 31, 2007	260	$18.05	to	$18.05	$4,700	1.96%	0.45%		14.97%	to	14.97%
December 31, 2006	235	$15.70	to	$15.70	$3,683	1.24%	0.45%		20.86%	to	20.86%
December 31, 2005	219	$12.99	to	$12.99	$2,847	1.16%	0.45%		9.68%	to	9.68%
December 31, 2004	210	$11.84	to	$11.84	$2,484	1.05%	0.45%		18.05%	to	18.05%
December 31, 2003	199	$10.03	to	$10.03	$1,995	1.69%	0.45%		31.63%	to	31.63%
	Franklin Templeton Developing Markets Securities Fund
December 31, 2007	94	$37.72	to	$37.72	$3,560	2.31%	0.45%		28.21%	to	28.21%
December 31, 2006	84	$29.42	to	$29.42	$2,460	1.10%	0.45%		27.52%	to	27.52%
December 31, 2005	74	$23.07	to	$23.07	$1,709	1.29%	0.45%		26.88%	to	26.88%
December 31, 2004	69	$18.18	to	$18.18	$1,254	1.79%	0.45%		24.18%	to	24.18%
December 31, 2003	65	$14.64	to	$14.64	$945	1.15%	0.45%		52.34%	to	52.34%
	Prudential Diversified Bond Portfolio
December 31, 2007	53	$1.04	to	$15.58	$685	5.10%	0.45	%****	4.00%	to	5.20%
December 31, 2006	41	$14.81	to	$14.81	$600	4.87%	0.45%		4.52%	to	4.52%
December 31, 2005	45	$14.17	to	$14.17	$639	5.52%	0.45%		2.82%	to	2.82%
December 31, 2004	45	$13.78	to	$13.78	$615	4.46%	0.45%		5.11%	to	5.11%
December 31, 2003	47	$13.11	to	$13.11	$613	4.10%	0.45%		7.02%	to	7.02%
	Prudential High Yield Bond Portfolio
December 31, 2007	43	$1.00	to	$14.89	$498	7.04%	0.45	%****	0.00%	to	2.20%
December 31, 2006	38	$14.57	to	$14.57	$549	7.85%	0.45%		9.79%	to	9.79%
December 31, 2005	38	$13.28	to	$13.28	$510	6.85%	0.45%		2.95%	to	2.95%
December 31, 2004	41	$12.90	to	$12.90	$527	7.35%	0.45%		9.79%	to	9.79%
December 31, 2003	43	$11.75	to	$11.75	$501	8.21%	0.45%		24.60%	to	24.60%

A57

Note 6:Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest - Highest
	Prudential Value Portfolio
December 31, 2007	27	$1.04	to	$20.40	$348	1.42%	0.45	%****	2.72%	to	4.00%
December 31, 2006	16	$19.86	to	$19.86	$323	1.51%	0.45%		19.42%	to	19.42%
December 31, 2005	14	$16.63	to	$16.63	$240	1.42%	0.45%		16.15%	to	16.15%
December 31, 2004	14	$14.32	to	$14.32	$206	1.30%	0.45%		15.86%	to	15.86%
December 31, 2003	20	$12.36	to	$12.36	$246	1.73%	0.45%		27.42%	to	27.42%
	Prudential Jennison Portfolio
December 31, 2007	158	$11.12	to	$11.12	$1,755	0.32%	0.45%		11.53%	to	11.53%
December 31, 2006	137	$9.97	to	$9.97	$1,362	0.32%	0.45%		1.32%	to	1.32%
December 31, 2005	117	$9.84	to	$9.84	$1,152	0.11%	0.45%		14.05%	to	14.05%
December 31, 2004	114	$8.63	to	$8.63	$980	0.43%	0.45%		9.10%	to	9.10%
December 31, 2003	139	$7.91	to	$7.91	$1,099	0.11%	0.45%		29.67%	to	29.67%
	Prudential Global Portfolio
December 31, 2007	36	$1.10	to	$15.80	$422	1.07%	0.45	%****	10.00%	to	10.03%
December 31, 2006	29	$14.36	to	$14.36	$415	0.63%	0.45%		19.07%	to	19.07%
December 31, 2005	29	$12.06	to	$12.06	$351	0.59%	0.45%		15.55%	to	15.55%
December 31, 2004	30	$10.43	to	$10.43	$312	0.98%	0.45%		9.10%	to	9.10%
December 31, 2003	31	$9.56	to	$9.56	$300	0.43%	0.45%		33.52%	to	33.52%
	American Century VP Balanced Portfolio
December 31, 2007	12	$14.02	to	$14.02	$161	2.11%	0.45%		4.47%	to	4.47%
December 31, 2006	13	$13.42	to	$13.42	$168	1.88%	0.45%		9.11%	to	9.11%
December 31, 2005	12	$12.30	to	$12.30	$151	1.82%	0.45%		4.47%	to	4.47%
December 31, 2004	13	$11.77	to	$11.77	$151	1.59%	0.45%		9.29%	to	9.29%
December 31, 2003	12	$10.77	to	$10.77	$132	2.57%	0.45%		18.48%	to	18.48%
	American Century VP International Portfolio
December 31, 2007	6	$16.57	to	$16.57	$98	0.66%	0.45%		17.60%	to	17.60%
December 31, 2006	6	$14.09	to	$14.09	$82	1.53%	0.45%		24.47%	to	24.47%
December 31, 2005	5	$11.32	to	$11.32	$61	1.18%	0.45%		12.76%	to	12.76%
December 31, 2004	6	$10.04	to	$10.04	$57	0.53%	0.45%		14.35%	to	14.35%
December 31, 2003	5	$8.78	to	$8.78	$47	0.72%	0.45%		24.01%	to	24.01%
	American Century VP Value Fund
December 31, 2007	24	$19.77	to	$19.77	$483	1.55%	0.45%		(5.54%)	to	(5.54%)
December 31, 2006	24	$20.93	to	$20.93	$511	1.33%	0.45%		18.12%	to	18.12%
December 31, 2005	24	$17.72	to	$17.72	$431	0.85%	0.45%		4.56%	to	4.56%
December 31, 2004	24	$16.95	to	$16.95	$404	1.13%	0.45%		13.83%	to	13.83%
December 31, 2003	51	$14.89	to	$14.89	$760	1.25%	0.45%		28.36%	to	28.36%
	JP Morgan Bond Portfolio
December 31, 2007	13	$0.99	to	$14.35	$49	7.30%	0.45	%****	(1.00%)	to	0.84%
December 31, 2006	3	$14.23	to	$14.23	$40	4.38%	0.45%		3.72%	to	3.72%
December 31, 2005	4	$13.72	to	$13.72	$62	3.37%	0.45%		2.35%	to	2.35%
December 31, 2004	5	$13.41	to	$13.41	$62	3.42%	0.45%		3.87%	to	3.87%
December 31, 2003	4	$12.91	to	$12.91	$56	3.05%	0.45%		3.20%	to	3.20%

A58

Note 6:Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest - Highest
	JP Morgan U.S. Large Cap Core Equity Portfolio
December 31, 2007	9	$11.17	to	$11.17	$104	1.08%	0.45%	1.18%	to	1.18%
December 31, 2006	9	$11.04	to	$11.04	$101	0.96%	0.45%	16.09%	to	16.09%
December 31, 2005	9	$9.51	to	$9.51	$83	1.22%	0.45%	0.90%	to	0.90%
December 31, 2004	8	$9.43	to	$9.43	$80	0.75%	0.45%	9.02%	to	9.02%
December 31, 2003	8	$8.65	to	$8.65	$67	0.75%	0.45%	27.58%	to	27.58%
	JP Morgan International Equity Portfolio
December 31, 2007	3	$16.38	to	$16.38	$46	1.00%	0.45%	8.84%	to	8.84%
December 31, 2006	3	$15.05	to	$15.05	$46	0.70%	0.45%	21.47%	to	21.47%
December 31, 2005	1	$12.39	to	$12.39	$14	0.83%	0.45%	10.20%	to	10.20%
December 31, 2004	1	$11.24	to	$11.24	$13	0.56%	0.45%	17.82%	to	17.82%
December 31, 2003	1	$9.54	to	$9.54	$11	0.91%	0.45%	31.95%	to	31.95%
	JP Morgan Small Company Portfolio
December 31, 2007	2	$16.80	to	$16.80	$33	0.01%	0.45%	(6.09%)	to	(6.09%)
December 31, 2006	2	$17.89	to	$17.89	$42	0.00%	0.45%	14.46%	to	14.46%
December 31, 2005	2	$15.63	to	$15.63	$36	0.00%	0.45%	2.95%	to	2.95%
December 31, 2004	2	$15.18	to	$15.18	$34	0.00%	0.45%	26.61%	to	26.61%
December 31, 2003	2	$11.99	to	$11.99	$28	0.00%	0.45%	35.48%	to	35.48%
	T. Rowe Price Mid-Cap Growth Portfolio
December 31, 2007	84	$24.09	to	$24.09	$2,028	0.25%	0.45%	17.00%	to	17.00%
December 31, 2006	69	$20.59	to	$20.59	$1,418	0.00%	0.45%	6.19%	to	6.19%
December 31, 2005	52	$19.39	to	$19.39	$1,003	0.00%	0.45%	14.23%	to	14.23%
December 31, 2004	36	$16.98	to	$16.98	$619	0.00%	0.45%	17.83%	to	17.83%
December 31, 2003	27	$14.41	to	$14.41	$387	0.00%	0.45%	37.76%	to	37.76%
	T. Rowe Price New America Growth Portfolio
December 31, 2007	17	$11.70	to	$11.70	$201	0.00%	0.45%	13.26%	to	13.26%
December 31, 2006	16	$10.33	to	$10.33	$162	0.05%	0.45%	6.94%	to	6.94%
December 31, 2005	15	$9.66	to	$9.66	$147	0.00%	0.45%	4.01%	to	4.01%
December 31, 2004	14	$9.29	to	$9.29	$132	0.05%	0.45%	10.33%	to	10.33%
December 31, 2003	19	$8.42	to	$8.42	$159	0.00%	0.45%	34.72%	to	34.72%
	Prudential Small Capitalization Stock Portfolio
December 31, 2007	20	$24.28	to	$24.28	$489	0.59%	0.45%	(0.98%)	to	(0.98%)
December 31, 2006	22	$24.52	to	$24.52	$530	0.54%	0.45%	14.15%	to	14.15%
December 31, 2005	26	$21.48	to	$21.48	$566	0.61%	0.45%	6.78%	to	6.78%
December 31, 2004	27	$20.12	to	$20.12	$546	0.57%	0.45%	21.57%	to	21.57%
December 31, 2003	32	$16.55	to	$16.55	$532	0.23%	0.45%	37.69%	to	37.69%
	MFS Research Bond Series Portfolio
December 31, 2007	18	$15.47	to	$15.47	$279	3.13%	0.45%	3.76%	to	3.76%
December 31, 2006	22	$14.91	to	$14.91	$324	4.18%	0.45%	3.61%	to	3.61%
December 31, 2005	22	$14.39	to	$14.39	$315	5.12%	0.45%	1.06%	to	1.06%
December 31, 2004	22	$14.24	to	$14.24	$316	5.76%	0.45%	5.56%	to	5.56%
December 31, 2003	34	$13.49	to	$13.49	$453	3.92%	0.45%	8.88%	to	8.88%
	T. Rowe Price Equity Income Portfolio
December 31, 2007	270	$17.30	to	$17.30	$4,676	1.76%	0.45%	2.85%	to	2.85%
December 31, 2006	226	$16.82	to	$16.82	$3,802	1.62%	0.45%	18.45%	to	18.45%
December 31, 2005	196	$14.20	to	$14.20	$2,785	1.60%	0.45%	3.46%	to	3.46%
December 31, 2004	171	$13.73	to	$13.73	$2,349	1.65%	0.45%	14.42%	to	14.42%
December 31, 2003	134	$12.00	to	$12.00	$1,607	1.71%	0.45%	25.00%	to	25.00%

A59

Note 6:Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest - Highest
	Neuberger Berman AMT Partners Portfolio
December 31, 2007	12	$1.06	to	$16.91	$46	0.66%	0.45	%****	6.00%	to	8.82%
December 31, 2006	2	$15.54	to	$15.54	$31	0.84%	0.45%		11.80%	to	11.80%
December 31, 2005	2	$13.90	to	$13.90	$21	1.36%	0.45%		17.53%	to	17.53%
December 31, 2004	1	$11.83	to	$11.83	$6	0.00%	0.45%		18.42%	to	18.42%
December 31, 2003	4	$9.99	to	$9.99	$39	0.00%	0.45%		35.37%	to	35.37%
	Janus Aspen Series Worldwide Growth Portfolio–Institutional Shares
December 31, 2007	71	$12.64	to	$12.64	$894	0.76%	0.45%		9.15%	to	9.15%
December 31, 2006	73	$11.58	to	$11.58	$841	1.78%	0.45%		17.68%	to	17.68%
December 31, 2005	74	$9.84	to	$9.84	$727	1.40%	0.45%		5.39%	to	5.39%
December 31, 2004	83	$9.33	to	$9.33	$773	0.96%	0.45%		4.25%	to	4.25%
December 31, 2003	120	$8.95	to	$8.95	$1,076	1.11%	0.45%		23.45%	to	23.45%
	MFS Strategic Income Series Portfolio
December 31, 2007	6	$15.58	to	$15.58	$88	5.05%	0.45%		3.18%	to	3.18%
December 31, 2006	6	$15.10	to	$15.10	$92	5.23%	0.45%		6.26%	to	6.26%
December 31, 2005	6	$14.21	to	$14.21	$85	6.68%	0.45%		1.43%	to	1.43%
December 31, 2004	0	$14.01	to	$14.01	$91	6.50%	0.45%		7.19%	to	7.19%
December 31, 2003	5	$13.07	to	$13.07	$65	6.43%	0.45%		9.92%	to	9.92%
	Janus Aspen Large Cap Growth Portfolio – Institutional Shares
December 31, 2007	12	$11.67	to	$11.67	$144	0.72%	0.45%		14.52%	to	14.52%
December 31, 2006	15	$10.19	to	$10.19	$149	0.49%	0.45%		10.88%	to	10.88%
December 31, 2005	16	$9.19	to	$9.19	$143	0.34%	0.45%		3.82%	to	3.82%
December 31, 2004	17	$8.85	to	$8.85	$151	0.11%	0.45%		4.12%	to	4.12%
December 31, 2003	32	$8.50	to	$8.50	$275	0.10%	0.45%		31.17%	to	31.17%
	Janus Aspen International Growth Portfolio – Institutional Shares
December 31, 2007	9	$27.57	to	$27.57	$257	0.64%	0.45%		27.76%	to	27.76%
December 31, 2006	9	$21.58	to	$21.58	$205	2.06%	0.45%		46.40%	to	46.40%
December 31, 2005	8	$14.74	to	$14.74	$117	1.20%	0.45%		31.72%	to	31.72%
December 31, 2004	9	$11.19	to	$11.19	$99	0.86%	0.45%		18.41%	to	18.41%
December 31, 2003	10	$9.45	to	$9.45	$92	1.26%	0.45%		34.23%	to	34.23%
	Lazard Retirement Series Small Cap Portfolio
December 31, 2007	4	$15.39	to	$15.39	$62	0.00%	0.45%		(7.62%)	to	(7.62%)
December 31, 2006	4	$16.66	to	$16.66	$59	0.00%	0.45%		15.61%	to	15.61%
December 31, 2005	3	$14.41	to	$14.41	$43	0.00%	0.45%		3.54%	to	3.54%
December 31, 2004	4	$13.92	to	$13.92	$49	0.00%	0.45%		14.38%	to	14.38%
December 31, 2003	3	$12.17	to	$12.17	$41	0.00%	0.45%		36.43%	to	36.43%
	Janus Aspen Mid Cap Growth Portfolio – Service Shares
December 31, 2007	176	$13.84	to	$13.84	$2,436	0.23%	0.45%		21.51%	to	21.51%
December 31, 2006	143	$11.39	to	$11.39	$1,624	0.00%	0.45%		13.11%	to	13.11%
December 31, 2005	113	$10.07	to	$10.07	$1,142	0.00%	0.45%		11.81%	to	11.81%
December 31, 2004	98	$9.01	to	$9.01	$882	0.00%	0.45%		20.29%	to	20.29%
December 31, 2003	84	$7.49	to	$7.49	$629	0.00%	0.45%		34.47%	to	34.47%

A60

Note 6:Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest - Highest
	AllianceBernstein Real Estate Investment Portfolio
December 31, 2007	13	$0.81	to	$24.50	$78	1.37%	0.45	%****	(19.00%)	to	(14.93%)
December 31, 2006	3	$28.80	to	$28.80	$80	1.97%	0.45%		34.64%	to	34.64%
December 31, 2005	3	$21.39	to	$21.39	$59	3.29%	0.45%		11.17%	to	11.17%
December 31, 2004	3	$19.24	to	$19.24	$57	2.28%	0.45%		35.11%	to	35.11%
December 31, 2003	3	$14.24	to	$14.24	$41	2.95%	0.45%		38.66%	to	38.66%
	Scudder Government Securities Portfolio
December 31, 2007	11	$1.04	to	$12.51	$20	4.92%	0.45	%****	4.00%	to	5.48%
December 31, 2006	1	$11.86	to	$11.86	$11	3.66%	0.45%		3.67%	to	3.67%
December 31, 2005	1	$11.44	to	$11.44	$9	4.33%	0.45%		2.12%	to	2.12%
December 31, 2004	1	$11.20	to	$11.20	$8	2.64%	0.45%		3.23%	to	3.23%
December 31, 2003	1	$10.85	to	$10.85	$8	2.52%	0.45%		1.88%	to	1.88%
	Prudential Conservative Balanced Portfolio (became available January 01, 2004)
December 31, 2007	47	$12.83	to	$12.83	$601	3.73%	0.45%		5.60%	to	5.60%
December 31, 2006	29	$12.15	to	$12.15	$348	2.43%	0.45%		9.95%	to	9.95%
December 31, 2005	21	$11.05	to	$11.05	$228	2.24%	0.45%		2.97%	to	2.97%
December 31, 2004	14	$10.73	to	$10.73	$155	2.02%	0.45%		7.30%	to	7.30%
	DWS Bond VIP (became available March 26, 2007)
December 31, 2007	10	$1.02	to	$1.02	$10	4.68%	0.00%		2.00%	to	2.00%
	AIM V.I. Core Equity Fund (became available March 26, 2007)
December 31, 2007	10	$1.05	to	$1.05	$11	1.12%	0.00%		5.00%	to	5.00%
	Van Eck Worldwide Emerging Markets Fund (became available April 9, 2007)
December 31, 2007	10	$1.27	to	$1.27	$13	0.00%	0.00%		27.00%	to	27.00%
	Fidelity VIP Equity-Income Portfolio (became available April 30, 2007)
December 31, 2007	10	$0.96	to	$0.96	$10	1.91%	0.00%		(4.00%)	to	(4.00%)
	UIF Core Plus Fixed Income Portfolio (became available April 24, 2007)
December 31, 2007	10	$1.03	to	$1.03	$10	4.04%	0.00%		3.00%	to	3.00%
	SP PIMCO High Yield Portfolio (became available March 19, 2007)
December 31, 2007	10	$1.02	to	$1.02	$10	5.46%	0.00%		2.00%	to	2.00%
	DWS Strategic Income VIP (became available March 26, 2007)
December 31, 2007	10	$1.04	to	$1.04	$10	5.97%	0.00%		4.00%	to	4.00%
	PIMCO Long-Term U.S Portfolio (became available April 9, 2007)
December 31, 2007	10	$1.09	to	$1.09	$11	3.63%	0.00%		9.00%	to	9.00%
	PIMCO Real Return Portfolio (became available April 9, 2007)
December 31, 2007	10	$1.09	to	$1.09	$11	3.58%	0.00%		9.00%	to	9.00%
	DWS Global Thematic VIP (became available March 26, 2007)
December 31, 2007	10	$1.02	to	$1.02	$10	0.60%	0.00%		2.00%	to	2.00%
	DWS Capital Growth VIP (became available March 26, 2007)
December 31, 2007	10	$1.10	to	$1.10	$11	0.59%	0.00%		10.00%	to	10.00%
	PIMCO All Asset Portfolio (became available April 9, 2007)
December 31, 2007	10	$1.06	to	$1.06	$11	6.96%	0.00%		6.00%	to	6.00%
	Franklin Templeton Mutual Discovery Securities Fund (became available March 26, 2007)
December 31, 2007	10	$1.07	to	$1.07	$11	1.41%	0.00%		7.00%	to	7.00%

A61

Note 6:Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest - Highest
	PIMCO Global Bond Portfolio (became available April 9, 2007)
December 31, 2007	10	$1.09	to	$1.09	$11	2.58%	0.00%	9.00%	to	9.00%
	UIF U.S. Mid Cap Value Portfolio (became available April 24, 2007)
December 31, 2007	10	$1.01	to	$1.01	$10	0.71%	0.00%	1.00%	to	1.00%
	PIMCO Total Return Portfolio (became available April 9, 2007)
December 31, 2007	10	$1.08	to	$1.08	$11	3.71%	0.00%	8.00%	to	8.00%
	Fidelity VIP Investment Grade Bond Portfolio (became available April 30, 2007)
December 31, 2007	10	$1.02	to	$1.02	$10	0.09%	0.00%	2.00%	to	2.00%
	Fidelity VIP Overseas Portfolio (became available April 30, 2007)
December 31, 2007	10	$1.07	to	$1.07	$11	1.98%	0.00%	7.00%	to	7.00%
	AllianceBernstein VPS International Research Growth Portfolio (became available April 24, 2007 and became unavailable December 10, 2007)
December 31, 2007	0	$1.16	to	$1.16	$0	1.55%	0.00%	16.00%	to	16.00%
	AllianceBernstein VPS International Growth Portfolio (became available December 10, 2007)
December 31, 2007	10	$1.12	to	$1.12	$11	0.00%	0.00%	(4.00%)	to	(4.00%)
	UIF Value Portfolio (became available April 24, 2007)
December 31, 2007	10	$0.92	to	$0.92	$9	2.08%	0.00%	(8.00%)	to	(8.00%)
	AllianceBernstein VPS International Value Portfolio (became available April 24, 2007)
December 31, 2007	10	$1.00	to	$1.00	$10	1.27%	0.00%	0.00%	to	0.00%
	Fidelity VIP Freedom 2015 Portfolio (became available April 30, 2007)
December 31, 2007	10	$1.04	to	$1.04	$10	2.65%	0.00%	4.00%	to	4.00%
	Prudential SP Strategic Partners Focused Growth Portfolio (became available March 19, 2007)
December 31, 2007	10	$1.16	to	$1.16	$12	0.00%	0.00%	16.00%	to	16.00%
	UIF Emerging Markets Equity Portfolio (became available April 24, 2007)
December 31, 2007	10	$1.29	to	$1.29	$13	0.46%	0.00%	29.00%	to	29.00%
	AIM V.I. International Growth Fund (became available March 26, 2007)
December 31, 2007	10	$1.11	to	$1.11	$11	0.41%	0.00%	11.00%	to	11.00%
	Franklin Templeton Large Cap Value Securities Fund (became available March 26, 2007)
December 31, 2007	10	$0.99	to	$0.99	$10	1.59%	0.00%	(1.00%)	to	(1.00%)
	Franklin Templeton Global Income Securities Fund (became available March 26, 2007)
December 31, 2007	10	$1.09	to	$1.09	$11	2.76%	0.00%	9.00%	to	9.00%
	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (became available April 24, 2007)
December 31, 2007	10	$0.94	to	$0.94	$9	0.00%	0.00%	(6.00%)	to	(6.00%)
	Neuberger Berman AMT Mid-Cap Growth Portfolio (became available April 9, 2007)
December 31, 2007	10	$1.13	to	$1.13	$11	0.00%	0.00%	13.00%	to	13.00%
	Fidelity VIP Mid Cap Portfolio (became available April 30, 2007)
December 31, 2007	10	$1.08	to	$1.08	$11	0.39%	0.00%	8.00%	to	8.00%
	Franklin Strategic Income Securities Fund (became available March 26, 2007)
December 31, 2007	10	$1.04	to	$1.04	$10	5.03%	0.00%	4.00%	to	4.00%
	Fidelity VIP Value Strategies Portfolio (became available April 30, 2007)
December 31, 2007	10	$0.94	to	$0.94	$9	0.46%	0.00%	(6.00%)	to	(6.00%)
	Prudential SP Balanced Asset Allocation Portfolio (became available March 19, 2007)
December 31, 2007	10	$1.09	to	$1.09	$11	2.99%	0.00%	9.00%	to	9.00%
	Prudential SP Conservative Asset Allocation Portfolio (became available March 19, 2007)
December 31, 2007	10	$1.08	to	$1.08	$11	3.02%	0.00%	8.00%	to	8.00%

A62

Note 6:Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest - Highest
	Prudential Diversified Conservative Growth Portfolio (became available March 19, 2007)
December 31, 2007	10	$1.05	to	$1.05	$10	3.39%	0.00%	5.00%	to	5.00%
	Fidelity VIP Money Market Portfolio (became available April 30, 2007)
December 31, 2007	10	$1.03	to	$1.03	$10	3.79%	0.00%	3.00%	to	3.00%
	DWS Blue Chip VIP (became available March 26, 2007)
December 31, 2007	10	$1.01	to	$1.01	$10	1.03%	0.00%	1.00%	to	1.00%
	Neuberger Berman AMT Socially Responsive Portfolio (became available April 9, 2007)
December 31, 2007	10	$1.05	to	$1.05	$10	0.09%	0.00%	5.00%	to	5.00%
	Prudential SP Aggressive Growth Asset Allocation Portfolio (became available March 19, 2007)
December 31, 2007	10	$1.09	to	$1.09	$11	0.92%	0.00%	9.00%	to	9.00%
	Prudential SP Growth Asset Allocation Portfolio (became available March 19, 2007)
December 31, 2007	10	$1.09	to	$1.09	$11	1.47%	0.00%	9.00%	to	9.00%
	Fidelity VIP Freedom 2025 Portfolio (became available April 30, 2007)
December 31, 2007	10	$1.04	to	$1.04	$10	2.21%	0.00%	4.00%	to	4.00%
	Fidelity VIP Contrafund Portfolio (became available April 30, 2007)
December 31, 2007	10	$1.12	to	$1.12	$11	0.93%	0.00%	12.00%	to	12.00%
	Prudential Natural Resources Portfolio (became available March 19, 2007)
December 31, 2007	10	$1.46	to	$1.46	$15	0.60%	0.00%	46.00%	to	46.00%
	Van Eck Worldwide Hard Assets Fund (became available April 9, 2007)
December 31, 2007	10	$1.31	to	$1.31	$13	0.00%	0.00%	31.00%	to	31.00%
	Van Eck Worldwide Real Estate Fund (became available April 9, 2007)
December 31, 2007	10	$0.93	to	$0.93	$9	0.00%	0.00%	(7.00%)	to	(7.00%)
	Fidelity VIP Freedom 2020 Portfolio (became available April 30, 2007)
December 31, 2007	10	$1.04	to	$1.04	$10	2.32%	0.00%	4.00%	to	4.00%
	Fidelity VIP Index 500 Portfolio (became available April 30, 2007)
December 31, 2007	10	$1.00	to	$1.00	$10	2.09%	0.00%	0.00%	to	0.00%
	PIMCO Low Duration Portfolio (became available April 9, 2007)
December 31, 2007	10	$1.06	to	$1.06	$11	3.64%	0.00%	6.00%	to	6.00%
	PIMCO Short-Term Portfolio (became available April 9, 2007)
December 31, 2007	10	$1.03	to	$1.03	$10	3.62%	0.00%	3.00%	to	3.00%
	DWS Dreman High Return Equity VIP (became available March 26, 2007)
December 31, 2007	10	$0.98	to	$0.98	$10	1.40%	0.00%	(2.00%)	to	(2.00%)
	DWS Small Cap Index VIP (became available March 26, 2007)
December 31, 2007	10	$0.95	to	$0.95	$10	0.86%	0.00%	(5.00%)	to	(5.00%)
	Franklin Templeton Global Asset Allocation Fund (became available March 26, 2007)
December 31, 2007	10	$1.08	to	$1.08	$11	17.12%	0.00%	8.00%	to	8.00%
	Royce Micro-Cap Portfolio (became available April 24, 2007)
December 31, 2007	10	$0.97	to	$0.97	$10	1.62%	0.00%	(3.00%)	to	(3.00%)
	Royce Small-Cap Portfolio (became available April 24, 2007)
December 31, 2007	10	$0.91	to	$0.91	$9	0.06%	0.00%	(9.00%)	to	(9.00%)
	AllianceBernstein VPS Small Cap Growth Portfolio (became available April 24, 2007)
December 31, 2007	10	$1.06	to	$1.06	$11	0.00%	0.00%	6.00%	to	6.00%
	AIM V.I. Small Cap Growth Fund (became available March 26, 2007 and became unavailable May 1, 2007)
December 31, 2007	0	$1.02	to	$1.02	$0	0.00%	0.00%	2.00%	to	2.00%

A63

Note 6:Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest - Highest
	AIM V.I. Small Cap Equity Fund (became available May 1, 2007)
December 31, 2007	10	$1.02	to	$1.02	$10	0.04%	0.00%	(.57%)	to	(.57%)
	Franklin Templeton Small Cap Value Securities Fund (became available March 26, 2007)
December 31, 2007	10	$0.93	to	$0.93	$9	0.64%	0.00%	(7.00%)	to	(7.00%)
	Van Eck Worldwide Absolute Return Fund (became available April 9, 2007)
December 31, 2007	10	$0.99	to	$0.99	$10	0.00%	0.00%	(1.00%)	to	(1.00%)
	Fidelity VIP Freedom 2030 Portfolio (became available April 30, 2007)
December 31, 2007	10	$1.05	to	$1.05	$10	2.30%	0.00%	5.00%	to	5.00%
	DWS Technology VIP (became available March 26, 2007)
December 31, 2007	10	$1.13	to	$1.13	$11	0.00%	0.00%	13.00%	to	13.00%
	AIM V.I. Utilities Fund (became available March 26, 2007)
December 31, 2007	10	$1.11	to	$1.11	$11	1.91%	0.00%	11.00%	to	11.00%
	Fidelity VIP Value Leaders Portfolio (became available April 30, 2007)
December 31, 2007	10	$0.98	to	$0.98	$10	1.43%	0.00%	(2.00%)	to	(2.00%)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2007, 2006, 2005, 2004 and 2003 or from the effective date of the sub-account through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

****This expense ratio applies to the Group Variable Universal Life.

Charges and Expenses

The Account supports two types of Group Contracts: (1) group variable universal life contracts issued to employer or other groups such as membership associations that sponsor a group variable universal life insurance program (each, a “GVUL Contract”), and (2) group variable universal life contracts issued to employers or trusts established by employers to insure employees (through PruBenefit Select, each, a “COLI Contract”). The COLI Contract Holders certify that the insurance proceeds will be used only to finance the cost of employee benefits which may include non qualified executive deferred compensation or salary continuation plans, retiree medical benefits or other purposes related to informal funding for employee benefits.

The GVUL Contract charges are as follows:

A64

Note 6:  Financial Highlights (Continued)

A.	Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that participants may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential. The mortality risk and expense risk charges are assessed through reduction in unit values.

B.	Transaction Related Charges

There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

Surrenders and partial withdrawals – Not to exceed the lesser of $20 or 2% of the amount received.

Loans – Not to exceed $20 for each loan made.

Transfers – Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

Deferred Sales Charges – The charge is assessed on a full surrender and is the lesser of $20 or 2% of the amount withdrawn.

Additional statement requests related to a participant’s insurance – Not to exceed $20 per statement.

C.	Cost of Insurance and Other Related Charges

Participant’s contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state premium taxes, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs, and (3) sales charges, a maximum of 3.5% of each premium payment, are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the face amount of insurance applicable to the participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable. These charges are assessed through the redemption of units.

The charges for the COLI Contracts are as follows:

Capitalized terms used here are as defined in the prospectus.

A.	Transaction Fees

Premium Load – This charge is deducted to compensate Prudential for the costs of selling the Group Contract, including an amount to cover the cost of any federal, state or local income, premium, excise, business tax or any other type of charge, or component thereof, measured by or based upon the amount of premium Prudential receives; commissions; advertising and the printing and distribution of prospectuses and sales literature. The Premium Load is deducted from each premium contribution. For the first four Coverage Years of each Basic Insurance Coverage Segment, Prudential may charge up to 8.50% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years five through nine, Prudential may charge up to 3.75% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years ten and later, Prudential may charge up to 3.75% of any premiums received. The Target Premium is a factor per $1,000 of Basic Insurance, based on issue age and gender. Any premium received by Prudential in excess of the Target Premium in the same Coverage Year will be treated as Excess Premium. The total Premium Load equals the Premium Load on the Target Premium plus the Premium Load on Excess Premium, if any.

A65

Note 6:  Financial Highlights (Continued)

Surrenders and partial withdrawals – No charge.

Transfers – $25 per transfer for each transfer exceeding 12 per Coverage in any Coverage Year.

B.	Monthly Charges

Cost of Insurance – Prudential will deduct a charge for the cost of the insurance on a Covered Person under the COLI Contract. The current cost of insurance charge varies based on the individual characteristics of the Covered Person, including such characteristics as: age, gender, Underwriting Class, Extra Rating Class, if any, smoker status, and years from Coverage Effective Date. The actual cost of insurance rates will be set by Prudential based on its expectations as to future experience in mortality and total expenses and may be adjusted periodically, subject to the maximum rates specified in the COLI Contract. Any change in the cost of insurance rates will apply to all persons of the same age, rate class and group.

Mortality Risk and Expense Risk Charges – The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.26% of assets in the Variable Investment Options in Coverage Years one through ten and 0.18% of assets in Variable Investment Options thereafter. This charge is guaranteed not to exceed an effective annual rate of 0.48%. This charge is intended to compensate Prudential for assuming mortality and expense risks under the COLI Contract. The mortality risk Prudential assumes is that Covered Persons may live for shorter periods of time than Prudential estimated when mortality charges were determined. The expense risk Prudential assumes is that expenses incurred in issuing and administering the COLI Contract will be greater than Prudential estimated in fixing Prudential’s administrative charges. The mortality risk and expense risk charge is not a daily charge deducted from the Account. Instead, like the COI and the Administrative Charge, it is deducted on an individual basis from each Coverage Fund, and results in a reduction in the dollar amount of the Coverage Fund on that particular date.

Administrative Charge – This charge is intended to compensate Prudential for processing claims, keeping records, communicating with COLI contract holders and similar activities. Prudential deducts a monthly administrative charge of up to $10 per Covered Person, proportionately from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option.

Administrative Charge for Increases to Basic Insurance – Currently, there is no administrative processing charge being made in connection with an increase in Basic Insurance. However, Prudential may assess such a charge of up to $25 per request for an increase in Basic Insurance.

Net Interest on Loans – 1% annually. The Net Interest on Loans reflects the net difference between a standard loan with an effective annual interest charge of 5% and an effective annual interest credit equal to 4%. Preferred loans are currently charged a lower effective annual interest rate.

A66

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of The Group Variable Universal Life and PruBenefit Select Subaccounts of
The Prudential Variable Contract Account GI-2
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of The Prudential Variable Contract Account GI-2 at December 31, 2007, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2007 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 21, 2008

A67

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Financial Position	B-1

Consolidated Statements of Operations	B-2

Consolidated Statements of Stockholder’s Equity	B-3

Consolidated Statements of Cash Flows	B-4

Notes to Consolidated Financial Statements	B-5

Report of Independent Auditors	B-58

INDEX

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2007 and 2006 (in millions)

	2007	2006
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2007—$114,807; 2006—$116,477)	$116,608	$119,828
Trading account assets supporting insurance liabilities, at fair value	13,273	13,114
Other trading account assets, at fair value	1,210	1,168
Equity securities, available for sale, at fair value (cost: 2007—$5,016; 2006—$4,560)	5,594	5,411
Commercial loans	24,972	22,445
Policy loans	7,831	7,601
Other long-term investments	2,988	2,680
Short-term investments and other	3,227	4,044

Total investments	175,703	176,291

Cash and cash equivalents	4,742	5,597
Accrued investment income	1,640	1,676
Reinsurance recoverables	2,842	2,590
Deferred policy acquisition costs	6,687	6,129
Other assets	7,920	7,398
Due from parent and affiliates	4,267	3,539
Separate account assets	153,871	141,702

TOTAL ASSETS	$357,672	$344,922

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Future policy benefits	$75,069	$74,063
Policyholders’ account balances	68,190	65,719
Policyholders’ dividends	3,195	3,631
Reinsurance payables	3,072	2,452
Securities sold under agreements to repurchase	10,901	11,267
Cash collateral for loaned securities	5,511	6,931
Income taxes	2,460	1,958
Short-term debt	8,036	8,106
Long-term debt	4,641	4,113
Other liabilities	4,762	5,896
Due to parent and affiliates	799	2,564
Separate account liabilities	153,871	141,702

Total liabilities	340,507	328,402

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 20)

STOCKHOLDER’S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2007 and 2006)	2	2
Additional paid-in capital	14,743	14,646
Accumulated other comprehensive income (loss)	182	(65)
Retained earnings	2,238	1,937

Total stockholder’s equity	17,165	16,520

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$357,672	$344,922

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2007, 2006 and 2005 (in millions)

	2007	2006	2005
REVENUES
Premiums	$8,873	$8,480	$8,129
Policy charges and fee income	2,139	1,800	1,799
Net investment income	9,806	9,380	8,875
Realized investment gains, net	449	285	797
Other income	1,180	968	563

Total revenues	22,447	20,913	20,163

BENEFITS AND EXPENSES
Policyholders’ benefits	10,445	10,020	9,408
Interest credited to policyholders’ account balances	3,025	2,638	2,275
Dividends to policyholders	2,754	2,538	2,672
General and administrative expenses	4,006	3,424	3,313

Total benefits and expenses	20,230	18,620	17,668

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2,217	2,293	2,495

Income taxes:
Current	362	326	(85)
Deferred	233	245	254

Total income tax expense	595	571	169

INCOME FROM CONTINUING OPERATIONS	1,622	1,722	2,326

Income (loss) from discontinued operations, net of taxes	35	75	(6)

NET INCOME	$1,657	$1,797	$2,320

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2007, 2006 and 2005 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Deferred Compensation	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, December 31, 2004	$2	$14,604	$2,415	$(29)	$1,608	$18,600
Dividend to parent	—	—	(2,250)	—	—	(2,250)
Purchase of fixed maturities from an affiliate	—	(1)	—	—	1	—
Long-term stock-based compensation program	—	4	—	29	—	33
Comprehensive income:
Net income	—	—	2,320	—	—	2,320
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	13	13
Change in net unrealized investment gains	—	—	—	—	(967)	(967)
Additional pension liability adjustment	—	—	—	—	(50)	(50)
Other comprehensive loss						(1,004)
Total comprehensive income						1,316
Balance, December 31, 2005	2	14,607	2,485	—	605	17,699
Dividend to parent	—	—	(2,345)	—	—	(2,345)
Capital contribution from parent	—	1	—	—	—	1
Long-term stock-based compensation program	—	38	—	—	—	38
Impact of adoption of Statement of Financial Accounting Standards (“SFAS”) No. 158, net of tax	—	—	—	—	(522)	(522)
Comprehensive income:
Net income	—	—	1,797	—	—	1,797
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	17	17
Change in net unrealized investment gains	—	—	—	—	(189)	(189)
Additional pension liability adjustment	—	—	—	—	24	24
Other comprehensive loss						(148)
Total comprehensive income						1,649
Balance, December 31, 2006	2	14,646	1,937	—	(65)	16,520
Dividend to parent	—	—	(1,297)	—	—	(1,297)
Purchase of fixed maturities from an affiliate		3	—	—	(3)	—
Recapture of affiliated reinsurance agreement	—	18	—	—	—	18
Long-term stock-based compensation program	—	76	—	—	—	76
Cumulative effect of changes in accounting principles, net of tax	—	—	(59)	—	—	(59)
Comprehensive income:
Net income	—	—	1,657	—	—	1,657
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	12	12
Change in net unrealized investment gains	—	—	—	—	(270)	(270)
Change in pension and postretirement unrecognized net periodic benefit	—	—	—	—	508	508
Other comprehensive income	—	—	—	—	—	250
Total comprehensive income	—	—	—	—	—	1,907
Balance, December 31, 2007	$2	$14,743	$2,238	$—	$182	$17,165

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2007, 2006 and 2005 (in millions)

	2007	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,657	$1,797	$2,320
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment gains, net	(449)	(285)	(797)
Policy charges and fee income	(662)	(473)	(609)
Interest credited to policyholders’ account balances	3,025	2,638	2,275
Depreciation and amortization	51	70	166
Change in:
Deferred policy acquisition costs	(537)	(636)	(136)
Future policy benefits and other insurance liabilities	1,063	962	1,607
Trading account assets supporting insurance liabilities and other trading account assets	(219)	(340)	(973)
Income taxes	123	525	(611)
Due to/from parent and affiliates	(1,630)	1,859	(76)
Other, net	752	(227)	(610)
Cash flows from operating activities	3,174	5,890	2,556

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	81,816	83,667	71,797
Equity securities, available for sale	3,303	2,994	2,239
Commercial loans	4,371	3,714	4,010
Policy loans	778	748	786
Other long-term investments	562	960	668
Short-term investments	12,970	6,882	8,065
Payments for the purchase/origination of:
Fixed maturities, available for sale	(79,976)	(88,521)	(79,739)
Equity securities, available for sale	(3,298)	(3,034)	(2,551)
Commercial loans	(6,848)	(5,134)	(3,997)
Policy loans	(701)	(815)	(530)
Other long-term investments	(1,137)	(913)	(411)
Short-term investments	(12,179)	(7,682)	(8,070)
Acquisitions, net of cash acquired.	(100)	724	—
Due to/from parent and affiliates	(862)	(504)	(256)
Other, net	(154)	(85)	—
Cash flows used in investing activities	(1,455)	(6,999)	(7,989)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	17,871	20,323	18,659
Policyholders’ account withdrawals	(17,824)	(19,741)	(18,402)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	(1,786)	575	2,680
Net change in financing arrangements (maturities of 90 days or less)	(526)	220	5,046
Proceeds from the issuance of debt (maturities longer than 90 days)	3,072	3,826	1,006
Repayments of debt (maturities longer than 90 days)	(2,104)	(1,512)	(999)
Excess tax benefits from share-based payment arrangements	40	39	—
Dividend to parent	(1,297)	(2,345)	(2,250)
Other, net	(18)	—	(9)
Cash flows from (used in) financing activities	(2,572)	1,385	5,731

Effect of foreign exchange rate changes on cash balances	(2)	(10)	(16)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(855)	266	282
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	5,597	5,331	5,049

CASH AND CASH EQUIVALENTS, END OF YEAR	$4,742	$5,597	$5,331

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid	$158	$(171)	$489

Interest paid	$901	$628	$422

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1.	BUSINESS

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The principal products and services of the Company include individual life insurance, annuities, group insurance and pension and retirement-related services and administration.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs, goodwill, valuation of business acquired, valuation of investments including derivatives, future policy benefits including guarantees, pension and other postretirement benefits, provision for income taxes, reserves for contingent liabilities and reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income.” The amortized cost of fixed maturities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private fixed maturities, the fair value is determined typically by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

transactions and takes into account, among other things, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security. Historically, changes in estimated future cash flows or the assessment of an issuer’s credit quality have been the more significant factors in determining fair values.

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products will ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of investments and certain derivatives used by the Company either in its capacity as a broker-dealer or for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities are comprised of common stock and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividend income from these investments is reported in “Net investment income.”

Commercial loans originated and held for investment are carried at unpaid principal balances, net of an allowance for losses. Commercial loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, is included in “Net investment income.” The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectibility of the principal. The Company discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when the Company has doubts about collectibility. When a loan is deemed non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in “Realized investment gains (losses), net.”

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the

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Notes to Consolidated Financial Statements

respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies and broker-dealer subsidiaries used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative dealer operations are reported in “Other income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in an operating joint venture, is included in “Net investment income.” The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. The Company’s net income from consolidated joint ventures and limited partnerships is included in the respective revenue and expense line items depending on the activity of the consolidated entity.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for other than temporary impairments. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

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Notes to Consolidated Financial Statements

Adjustments to the costs of fixed maturities and equity securities for other-than-temporary impairments are also included in “Realized investment gains (losses), net.” In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months) of the decline; (2) the reasons for the decline in value (credit event, currency or interest rate); (3) the Company’s ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. In addition, for its impairment review of asset-backed fixed maturity securities with a credit rating below AA, the Company forecasts the prospective future cash flows of the security and determines if the present value of those cash flows, discounted using the effective yield of the most recent interest accrual rate, has decreased from the previous reporting period. When a decrease from the prior reporting period has occurred and the security’s market value is less than its carrying value, the carrying value of the security is reduced to its fair value, with a corresponding charge to earnings. The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in future periods based upon the amount and timing of expected future cash flows of the security, if the recoverable value of the investment based upon those cash flows is greater than the carrying value of the investment after the impairment.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Reinsurance Recoverables and Payables

Reinsurance recoverables and payables primarily include receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. The remaining amounts relate to other reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 11 for additional information about the Company’s reinsurance arrangements.

Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs (“DAC”) are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).” DAC amortization is reflected in “General and administrative expenses.”

For traditional participating life insurance included in the Closed Block (See Note 10 for a description of the Closed Block), DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The average rate per annum of assumed future investment yield used in estimating expected gross margins was 7.90% at December 31, 2007 and gradually increases to 8.06% for periods after December 31, 2031, consistent with the assumptions used in funding the Closed Block. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

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Notes to Consolidated Financial Statements

For group annuity defined contribution contracts and group corporate- and trust-owned life insurance contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group and individual long-term care contracts, acquisition expenses are deferred and amortized in proportion to gross premiums. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. The Company adopted Statement of Position (“SOP”) 05-1 “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts” on January 1, 2007. SOP 05-1 provided more definitive guidance regarding internal replacements and clarification on what constitutes substantial changes to a contract. See “New Accounting Pronouncements” for additional information.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets primarily consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets. See Note 9 for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.”

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, trade receivables, goodwill, valuation of business acquired, receivables resulting from sales of securities that had not yet settled at the balance sheet date, and the Company’s indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”), an operating joint venture. Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years. The Company’s indirect investment in China Pacific Group, a Chinese insurance operation, was $633 million and $45 million as of December 31, 2007 and 2006, respectively, including unrealized market value increases, which are included in accumulated other comprehensive income, related to China Pacific Group’s initial public offering on the Shanghai Exchange in 2007. The Company recognized no after-tax equity earnings and received no dividends relating to this operating joint venture for the years ended December 31, 2007, 2006 and 2005. Other liabilities consist primarily of employee benefit liabilities and trade payables.

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA represents the present value of future profits embedded in the acquired business. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

business include the impact of future cash flows expected from the guaranteed minimum death and living benefit provisions. For acquired defined contribution and defined benefits businesses, contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity contracts, VOBA is amortized in proportion to gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of this VOBA is amortized based on gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. See Note 7 for additional information regarding goodwill.

The Company offers various types of sales inducements. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. The Company amortizes deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 9 for additional information regarding sales inducements.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9, and certain unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block and the excess of actual cumulative earnings over the expected cumulative earnings, to be paid to Closed Block policyholders unless otherwise offset by future experience.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life and health insurance products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 9. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 9.

Amounts received as payment for interest-sensitive group and individual life contracts, deferred fixed annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income,” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life, other than interest-sensitive group life contracts, and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

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Notes to Consolidated Financial Statements

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).” Gains and losses from foreign currency transactions are reported in either “Accumulated other comprehensive income (loss)” or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Other Income

Other income includes asset management fees, which are recognized in the period in which the services are performed, interest earned on affiliated notes receivable, and realized and unrealized gains from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets.”

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities or commodities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior, used in valuation models.

Derivatives are used in a non-dealer capacity in insurance and treasury operations to manage the characteristics of the Company’s asset/liability mix, to manage the interest rate and currency characteristics of assets or liabilities and to mitigate the risk of a diminution, upon translation to U.S. dollars, of net investments in foreign operations resulting from unfavorable changes in currency exchange rates. Additionally, derivatives may be used to reduce exposure to interest rate, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are also used in a derivative dealer capacity to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in “Other income” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” in the Consolidated Statements of Financial Position, except for embedded derivatives which are recorded in the Consolidated Statements of Financial Position with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed pursuant to FASB Interpretation (“FIN”) No. 39. As discussed in detail below and in Note 19, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Consolidated Statements of Cash Flows.

For non-dealer related derivatives the Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

When consummated, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or “Accumulated other comprehensive income (loss),” depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

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Notes to Consolidated Financial Statements

Income Taxes

The Company and its eligible domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 141R, “Business Combinations.” This statement, which addresses the accounting for business acquisitions, is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited, and generally applies to business acquisitions completed after December 31, 2008. Among other things, the new standard requires that all acquisition-related costs be expensed as incurred, and that all restructuring costs related to acquired operations be expensed as incurred. This new standard also addresses the current and subsequent accounting for assets and liabilities arising from contingencies acquired or assumed and, for acquisitions both prior and subsequent to December 31, 2008, requires the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. The Company is currently assessing the impact of SFAS No. 141R on the Company’s consolidated financial position and results of operations.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.” SFAS No. 160 will change the accounting for minority interests, which will be recharacterized as noncontrolling interests and classified by the parent company as a component of equity. This statement is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited. Upon adoption, SFAS No. 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests and prospective adoption for all other requirements. The Company is currently assessing the impact of SFAS No. 160 on the Company’s consolidated financial position and results of operations.

In April 2007, the FASB issued FSP FIN 39-1, “Amendment of FASB Interpretation No. 39.” FSP FIN 39-1 modifies FIN No. 39, “Offsetting of Amounts Related to Certain Contracts,” and permits companies to offset cash collateral receivables or payables with net derivative positions under certain circumstances. This FSP is effective for fiscal years beginning after November 15, 2007 and is required to be applied retrospectively to financial statements for all periods presented. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Consolidated Statements of Operations. The Company will adopt this guidance effective January 1, 2008. The Company’s adoption of this guidance is not anticipated to have a material effect on the Company’s consolidated financial position or results of operations.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” an amendment of FASB Statements No. 87, 88, 106 and 132(R). This statement requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through other comprehensive income. The Company adopted this requirement, along with the required disclosures, on December 31, 2006. See Note 14 for the effects of this adoption as well as the related required disclosures.

SFAS No. 158 also requires an employer on a prospective basis to measure the funded status of its plans as of its fiscal year-end. This requirement is effective for fiscal years ending after December 15, 2008. The Company will adopt this guidance on December 31, 2008 and anticipates that the impact of changing from a September 30 measurement date to a December 31 measurement date will not have a material effect on the Company’s consolidated financial position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This statement does not change which assets and liabilities are required to be recorded at fair value, but the application of this statement could change current practices in determining fair value. The Company will adopt this guidance effective January 1, 2008. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In September 2006, the staff of the SEC issued SAB No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” The interpretations in SAB 108 express the staff’s views regarding the process of quantifying financial statement misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. SAB 108 is effective for fiscal years ending after November 15, 2006. Since the Company’s method for quantifying financial statement misstatements already considered those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB 108 had no effect to the financial position or results of operations of the Company.

In July 2006, the FASB issued FSP SFAS 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction,” an amendment of FASB Statement No. 13. FSP SFAS 13-2 indicates that a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease would require a recalculation of cumulative and prospective income recognition associated with the transaction. FSP SFAS 13-2 is effective for fiscal years beginning after December 15, 2006. The Company adopted FSP SFAS 13-2 on January 1, 2007 and the adoption resulted in a net after-tax reduction to retained earnings of $84 million, as of January 1, 2007.

In June 2006, the FASB issued FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. See Note 15 for details regarding the adoption of this pronouncement.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets.” This statement requires that servicing assets or liabilities be initially measured at fair value, with subsequent changes in value reported based on either a fair value or amortized cost approach for each class of servicing assets or liabilities. Under previous guidance, such servicing assets or liabilities were initially measured at historical cost and the amortized cost method was required for subsequent reporting. The Company adopted this guidance effective January 1, 2007, and elected to continue reporting subsequent changes in value using the amortized cost approach. Adoption of this guidance had no material effect on the Company’s consolidated financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments.” This statement eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Consolidated Statements of Operations. The Company adopted this guidance effective January 1, 2007. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In November 2005, the FASB issued FSP FAS 115-1 and FAS 124-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company’s consolidated financial position or results of operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs, including deferred policy acquisition costs, valuation of business acquired and deferred sales inducements, on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $10 million.

In June 2005, the EITF of the FASB reached a consensus on Issue No. 04-5, “Investor’s Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights.” This Issue first presumes that general partners in a limited partnership control that partnership and should therefore consolidate that partnership, and then provides that the general partners may overcome the presumption of control if the limited partners have: (1) the substantive ability to dissolve or liquidate the limited partnership, or otherwise to remove the general partners without cause or (2) the ability to participate effectively in significant decisions that would be expected to be made in the ordinary course of the limited partnership’s business. This guidance became effective for new or amended arrangements after June 29, 2005, and became effective January 1, 2006 for all arrangements existing as of June 29, 2005 that remain unmodified. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In June 2005, the FASB issued Statement No. 133 Implementation Issue No. B39, “Embedded Derivatives: Application of Paragraph 13(b) to Call Options That are Exercisable Only by the Debtor.” Implementation Issue No. B39 indicates that debt instruments where the right to accelerate the settlement of debt can be exercised only by the debtor do not meet the criteria of Paragraph 13(b) of Statement No. 133, and therefore should not individually lead to such options being considered embedded derivatives. Such options must still be evaluated under paragraph 13(a) of Statement No. 133. This implementation guidance was effective for the first fiscal quarter beginning after December 15, 2005. The Company’s adoption of this guidance effective January 1, 2006 did not have a material effect on the Company’s consolidated financial position or results of operations as the guidance is consistent with the Company’s existing accounting policy.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

3.	DISCONTINUED OPERATIONS

Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2007	2006	2005
	(in millions)
Real estate investments sold or held for sale (1)	$40	$97	$—
Canadian IWP and IH operations (2)	—	(10)	(31)
Healthcare operations (3)	14	29	22
Income (loss) from discontinued operations before income taxes	54	116	(9)
Income tax expense (benefit)	19	41	(3)
Income (loss) from discontinued operations, net of taxes	$35	$75	$(6)

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $90 million and $42 million, respectively, at December 31, 2007, and $186 million and $101 million, respectively, at December 31, 2006.

(1)	Reflects the income or loss from discontinued real estate investments, primarily related to gains recognized on the sale of real estate properties.

(2)

In the third quarter of 2006, the Company entered into a reinsurance transaction related to its Canadian Intermediate Weekly Premium (“IWP”) and Individual Health (“IH”) operations, which resulted in these operations being accounted for as discontinued operations.

(3)

The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2007, 2006 and 2005. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular quarterly or annual period.

4.	ACQUISITIONS

Acquisition of a portion of Union Bank of California’s Retirement Business

On December 31, 2007, the Company acquired a portion of the Union Bank of California, N.A’s retirement business for $100 million of cash consideration. In recording the transaction, the entire purchase price was allocated to other intangibles, which are reflected in “Other assets.”

Acquisition of The Allstate Corporation’s Variable Annuity Business

On June 1, 2006 (the “date of acquisition”), the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction for $635 million of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Consolidated Financial Statements as of the date of acquisition. The Company’s results of operations include the results of the acquired variable annuity business beginning from the date of acquisition. The assets acquired included primarily cash of $1.4 billion that was subsequently used to purchase investments; VOBA of $648 million that represents the present value of future profits embedded in the acquired contracts; and $97 million of goodwill. The liabilities assumed included primarily a liability for variable annuity contractholders’ account balances of $1.5 billion associated with the coinsurance agreement. The assets acquired and liabilities assumed also included a reinsurance receivable from Allstate and a reinsurance payable to Allstate, each in the amount of $14.8 billion. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position. Pro forma information for this acquisition is omitted as the impact is not material.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Acquisition of CIGNA Corporation’s Retirement Business

On April 1, 2004, the Company acquired the retirement business of CIGNA for cash consideration of $2.1 billion. Concurrent with the acquisition, the Company entered into reinsurance arrangements with CIGNA to effect the transfer of the business included in the transaction.

The Company has assumed the liabilities and received the related assets associated with the coinsurance-with-assumption arrangement related to the acquired general account defined contribution and defined benefit plan contracts and the modified-coinsurance-with-assumption arrangement related to the majority of the acquired separate account contracts. The Company has substantially completed the process of requesting customers to agree to substitute CIGNA with a wholly owned subsidiary of the Company in these contracts.

CIGNA will retain the assets and liabilities associated with the modified-coinsurance-without-assumption arrangement related to the remaining acquired separate account contracts, but has ceded the net profits or losses and the associated net cash flows to the Company for the remaining lives of the contracts. The reinsurance recoverable and reinsurance payable associated with this arrangement are discussed in more detail in Note 11.

In addition, as an element of the acquisition, the Company had the right, beginning two years after the acquisition, to commute the modified-coinsurance-with-assumption arrangement related to the acquired defined benefit guaranteed-cost contracts in exchange for cash consideration from CIGNA. Effective April 1, 2006, the Company reached an agreement with CIGNA to convert the modified-coinsurance-with-assumption arrangement to an indemnity coinsurance arrangement, effectively retaining the economics of the defined benefit guaranteed-cost contracts for the life of the block of business. Upon conversion, the Company extinguished its reinsurance recoverable and reinsurance payable with CIGNA related to the modified-coinsurance-with-assumption arrangement. Concurrently, the Company assumed $1.7 billion of liabilities from CIGNA under the indemnity coinsurance arrangement and received the related assets.

5.	INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$5,428	$667	$2	$6,093
Obligations of U.S. states and their political subdivisions	750	55	1	804
Foreign government bonds	1,848	321	4	2,165
Corporate securities	68,464	2,584	1,042	70,006
Asset-backed securities	18,667	62	1,082	17,647
Commercial mortgage-backed securities	9,972	142	30	10,084
Residential mortgage-backed securities	9,678	151	20	9,809

Total fixed maturities, available for sale	$114,807	$3,982	$2,181	$116,608

Equity securities, available for sale	$5,016	$826	$248	$5,594

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$6,359	$503	$43	$6,819
Obligations of U.S. states and their political subdivisions	704	51	1	754
Foreign government bonds	2,291	352	3	2,640
Corporate securities	69,685	2,985	588	72,082
Asset-backed securities	20,463	67	34	20,496
Commercial mortgage-backed securities	8,233	82	50	8,265
Residential mortgage-backed securities	8,742	71	41	8,772

Total fixed maturities, available for sale	$116,477	$4,111	$760	$119,828

Equity securities, available for sale	$4,560	$937	$86	$5,411

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2007, is as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$6,085	$6,109
Due after one year through five years	19,272	19,743
Due after five years through ten years	24,056	24,641
Due after ten years	27,077	28,575
Asset-backed securities	18,667	17,647
Commercial mortgage-backed securities	9,972	10,084
Residential mortgage-backed securities	9,678	9,809

Total	$114,807	$116,608

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2007	2006	2005
	(in millions)
Fixed maturities, available for sale:
Proceeds from sales	$72,029	$73,457	$66,368
Proceeds from maturities/repayments	8,746	10,162	5,429
Gross investment gains from sales, prepayments and maturities	715	701	827
Gross investment losses from sales and maturities	(428)	(659)	(310)

Fixed maturity and equity security impairments:
Writedowns for impairments of fixed maturities	$(149)	$(52)	$(44)
Writedowns for impairments of equity securities	(35)	(25)	(11)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2007		2006
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)		(in millions)
Short-term investments and cash equivalents	$554	$554	$299	$299

Fixed maturities:
U.S. government corporations and agencies and obligations of U.S. states	23	23	122	122
Foreign government bonds	23	23	50	49
Corporate securities	7,526	7,490	7,825	7,656
Asset-backed securities	1,266	1,207	609	604
Commercial mortgage-backed securities	2,625	2,644	2,183	2,165
Residential mortgage-backed securities	1,148	1,136	1,933	1,905
Total fixed maturities	12,611	12,523	12,722	12,501

Equity securities	227	196	351	314

Total trading account assets supporting insurance liabilities	$13,392	$13,273	$13,372	$13,114

Net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income” were $139 million, $58 million and $(204) million during the years ended December 31, 2007, 2006 and 2005 respectively.

Commercial Loans

The Company’s commercial loans are comprised as follows at December 31:

	2007		2006
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Collateralized loans by property type
Office buildings	$5,144	20.5%	$4,541	20.1%
Retail stores	3,787	15.1%	3,185	14.1%
Residential properties	16	0.1%	18	0.1%
Apartment complexes	4,869	19.4%	4,540	20.2%
Industrial buildings	5,952	23.8%	5,384	23.9%
Agricultural properties	2,136	8.5%	1,944	8.6%
Other	3,152	12.6%	2,930	13.0%

Total collateralized loans	25,056	100.0%	22,542	100.0%

Valuation allowance	(84)		(97)

Total net collateralized loans	$24,972		$22,445

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (25%) and New York (9%) at December 31, 2007.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2007	2006	2005
	(in millions)
Allowance for losses, beginning of year	$97	$94	$130
Release of allowance for losses	(13)	5	(7)
Charge-offs, net of recoveries	—	(2)	(29)

Allowance for losses, end of year	$84	$97	$94
	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Non-performing commercial loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2007	2006
	(in millions)
Non-performing commercial loans with allowance for losses	$—	$7
Non-performing commercial loans with no allowance for losses	19	7
Allowance for losses, end of year	—	—

Net carrying value of non-performing commercial loans	$19	$14

Non-performing commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $17 million, $19 million and $131 million for 2007, 2006 and 2005, respectively. Net investment income recognized on these loans totaled $1 million, $3 million and $4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2007	2006
	(in millions)
Joint ventures and limited partnerships:
Real estate related	$642	$497
Non real estate related	1,755	1,142
Total joint ventures and limited partnerships	2,397	1,639

Real estate held through direct ownership	—	92
Other	591	949

Total other long-term investments	$2,988	$2,680

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investment in operating joint ventures. The amounts in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	At December 31,
	2007	2006
	(in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate	$4,551	$2,440
Investments in securities	9,643	4,371
Cash and cash equivalents	158	134
Receivables	344	134
Property and equipment	—	66
Other assets(1)	180	61

Total assets	$14,876	$7,206

Borrowed funds-third party	$1,287	$138
Borrowed funds-Prudential Insurance	—	—
Payables	307	742
Other liabilities(2)	199	428

Total liabilities	1,793	1,308
Partners’ capital	13,083	5,898

Total liabilities and partners’ capital	$14,876	$7,206

Equity in partners’ capital included above	$2,201	$1,025
Equity in limited partnership interests not included above	347	330

Carrying value	$2,548	$1,355

(1) Other assets consist of goodwill, intangible assets and other miscellaneous assets.
(2) Other liabilities consist of securities repurchase agreements and other miscellaneous liabilities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2007	2006	2005
	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$75	$10	$192
Income from securities investments	458	374	410
Income from other	7	27	17
Interest expense-third party	(39)	(11)	(8)
Depreciation	(1)	(14)	(9)
Management fees/salary expenses	(37)	(25)	(17)
Other expenses	(81)	(57)	(221)

Net earnings	$382	$304	$364

Equity in net earnings included above	82	52	121
Equity in net earnings of limited partnership interests not included above	38	61	99

Total equity in net earnings	$120	$113	$220

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2007	2006	2005
	(in millions)
Fixed maturities, available for sale	$7,331	$7,054	$6,461
Equity securities, available for sale	215	200	175
Trading account assets	706	640	564
Commercial loans	1,504	1,432	1,449
Policy loans	455	437	422
Short-term investments and cash equivalents	431	440	271
Other long-term investments	254	247	296

Gross investment income	10,896	10,450	9,638
Less investment expenses	(1,090)	(1,070)	(763)

Net investment income	$9,806	$9,380	$8,875

Carrying value for non-income producing assets included in fixed maturities totaled $163 million at December 31, 2007. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2007.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2007	2006	2005
	(in millions)
Fixed maturities	$138	$(10)	$473
Equity securities	340	198	272
Commercial loans	1	(18)	(13)
Investment real estate	1	2	—
Joint ventures and limited partnerships	78	118	(5)
Derivatives	(117)	(38)	71
Other	8	33	(1)

Realized investment gains (losses), net	$449	$285	$797

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, are as follows:

	Net Unrealized Gains (Losses) On Investments(1)	Deferred Policy Acquisition Costs	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2004	$7,788	$(339)	$(1,811)	$(3,141)	$(862)	$1,635
Net investment gains (losses) on investments arising during the period	(1,863)	—	—	—	642	(1,221)
Reclassification adjustment for (gains) losses included in net income	(774)	—	—	—	267	(507)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	176	—	—	(62)	114
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	157	—	(55)	102
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	839	(294)	545
Purchase of fixed maturities from an affiliate	1	—	—	—	—	1

Balance, December 31, 2005	5,152	(163)	(1,654)	(2,302)	(364)	669
Net investment gains (losses) on investments arising during the period	(870)	—	—	—	313	(557)
Reclassification adjustment for (gains) losses included in net income	(218)	—	—	—	79	(139)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	32	—	—	(11)	21
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	311	—	(109)	202
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	437	(153)	284

Balance, December 31, 2006	4,064	(131)	(1,343)	(1,865)	(245)	480
Net investment gains (losses) on investments arising during the period	(836)	—	—	—	280	(556)
Reclassification adjustment for (gains) losses included in net income	(485)	—	—	—	162	(323)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	27	—	—	(10)	17
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	93	—	(32)	61
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	817	(286)	531
Purchase of fixed maturities from an affiliate	(3)	—	—	—	—	(3)
Balance, December 31, 2007	$2,740	$(104)	$(1,250)	$(1,048)	$(131)	$207

(1) Includes cash flow hedges. See Note 19 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The table below presents unrealized gains (losses) on investments by asset class at December 31:

	2007	2006	2005
	(in millions)
Fixed maturities	$1,801	$3,351	$4,718
Equity securities	578	851	519
Derivatives designated as cash flow hedges(1)	(211)	(153)	(77)
Other investments	572	15	(8)

Net unrealized gains on investments	$2,740	$4,064	$5,152
(1) See Note 19 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

			2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$5,359	$2	$22	$—	$5,381	$2
Obligations of U.S. states and their political subdivisions	431	—	5	—	436	—
Foreign government bonds	1,787	4	6	—	1,793	4
Corporate securities	58,989	711	7,275	332	66,264	1,043
Commercial mortgage-backed securities	8,012	11	1,467	19	9,479	30
Asset-backed securities	14,634	888	2,819	193	17,453	1,081
Residential mortgage-backed securities	8,699	5	897	16	9,596	21

Total	$97,911	$1,621	$12,491	$560	$110,402	$2,181

			2006
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$2,470	$37	$202	$6	$2,672	$43
Obligations of U.S. states and their political subdivisions	5	—	249	1	254	1
Foreign government bonds	155	2	28	1	183	3
Corporate securities	12,305	191	10,473	397	22,778	588
Commercial mortgage-backed securities	1,947	11	1,459	39	3,406	50
Asset-backed securities	3,100	6	1,050	29	4,150	35
Residential mortgage-backed securities	1,236	7	1,318	33	2,554	40

Total	$21,218	$254	$14,779	$506	$35,997	$760

The gross unrealized losses at December 31, 2007 and 2006 are comprised of $1,857 million and $639 million related to investment grade securities and $324 million and $121 million related to below investment grade securities, respectively. At December 31, 2007, $346 million of the gross unrealized losses represented declines in value of greater than 20%, all of which had been in that position for less than six months, as compared to $7 million at December 31, 2006 that represented declines in value of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2007, the $560 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities, and in the manufacturing, and utilities sectors of the Company’s corporate securities. At December 31, 2006, the $506 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing, utilities and finance sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007 or 2006.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

			2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$4,429	$248	$3	$—	$4,432	$248
			2006
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$1,358	$78	$117	$8	$1,475	$86

At December 31, 2007, $85 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2006, $8 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007 or 2006.

Duration of Gross Unrealized Loss Positions for Cost Method Investments

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual cost method investments have been in a continuous unrealized loss position, at December 31:

			2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost Method Investments	$36	$2	$31	$2	$67	$4

			2006
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost Method Investments	$43	$3	$6	$—	$49	$3

The aggregate cost of the Company’s cost method investments included in “Other long-term investments” totaled $353 million and $214 million at December 31, 2007 and 2006, respectively. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007 or 2006.

Variable Interest Entities

In the normal course of its activities, the Company may enter into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”), in accordance with FIN No. 46(R), “Consolidation of Variable Interest Entities.” A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

expected residual returns, the Company would be deemed to be the VIE’s “primary beneficiary” and would be required to consolidate the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. In 2007, the Company sold one VIE for which it was the primary beneficiary. The table below reflects the carrying amount and balance sheet caption in which the assets of this VIE were reported. The liabilities of this VIE were included in “Other liabilities” and are also reflected in the table below. These liabilities primarily consisted of obligations under debt instruments issued by the VIE, that are non-recourse to the Company. The creditors of this VIE had recourse only to the assets of the VIE.

	At December 31,
	2007	2006
	(in millions)
Other long-term investments	$—	$61
Cash and cash equivalents	—	4
Other assets	—	4
Total assets of consolidated VIEs	$—	$69

Total liabilities of consolidated VIEs	$—	$43

In addition, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The Company is the primary beneficiary of the trust, which is therefore consolidated. The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $8,535 million and $6,537 million at December 31, 2007 and 2006, respectively, is classified on the Consolidated Statements of Financial Position within “Policyholders’ account balances.” See Note 8 for more information on FANIP.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The Company may invest in debt or equity securities issued by certain asset backed investment vehicles (commonly referred to as collateralized debt obligations, or “CDOs”) that are managed by an affiliated company. CDOs raise capital by issuing debt and equity securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated CDOs managed by affiliates is limited to its investment in the CDOs, which was $44 million and $27 million at December 31, 2007 and 2006, respectively. These investments are reflected in “Fixed maturities, available for sale.”

In the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by third parties. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment.

Included among these structured investments are asset-backed securities issued by VIEs that manage investments in the European market. In addition to a stated coupon, each investment provides a return based on the VIE’s portfolio of assets and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives that are bifurcated and marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE. The Company’s maximum exposure to loss from these interests was $908 million and $993 million at December 31, 2007 and 2006, respectively, which includes the fair value of the embedded derivatives.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2007	2006
	(in millions)
Fixed maturities available for sale	$15,829	$17,479
Trading account assets supporting insurance liabilities	527	374
Other trading account assets	483	803
Separate account assets	5,372	4,657

Total securities pledged	$22,211	$23,313

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $437 million and $474 million at December 31, 2007 and 2006, respectively, of which $437 million in 2007 and $232 million in 2006 had either been sold or repledged.

Assets of $10 million and $43 million at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $692 million and $697 million at December 31, 2007 and 2006, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits.  Letter stock or other securities restricted as to sale amounted to $154 million and $0 million at December 31, 2007 and 2006, respectively.

6.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2007	2006	2005
	(in millions)
Balance, beginning of year	$6,129	$5,462	$5,035
Capitalization of commissions, sales and issue expenses	954	854	733
Amortization	(417)	(219)	(597)
Change in unrealized investment gains and losses	27	32	176
Impact of adoption of SOP 05-1	(6)	—	—
Other (1)	—	—	115

Balance, end of year	$6,687	$6,129	$5,462

(1) 2005 amount reflects reclassification of DAC balance previously netted against reinsurance payables.

7.	VALUATION OF BUSINESS ACQUIRED, GOODWILL AND OTHER INTANGIBLES

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, are as follows:

	2007	2006	2005
	(in millions)
Balance, beginning of year	$898	$302	$327
Acquisitions	—	647	—
Amortization (1)	(173)	(95)	(70)
Interest (2)	49	44	45
Impact of adoption of SOP 05-1	(9)	—	—

Balance, end of year	$765	$898	$302

(1)

The weighted average remaining expected life of VOBA varies by product. The weighted average remaining expected lives were approximately 7 and 18 years for the VOBA related to the insurance transactions associated with Allstate and CIGNA, respectively. The VOBA balances at December 31, 2007 were $493 million and $272 million related to Allstate and CIGNA, respectively.

(2)	The interest accrual rates vary by product. The interest rates were 5.48% and 8.00% for the VOBA related to Allstate and CIGNA, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2008	$95
2009	77
2010	64
2011	51
2012	41
2013 and thereafter	437

Total	$765

Goodwill

The changes in the book value of goodwill are as follows:

	2007	2006
	(in millions)
Balance, beginning of year	$619	$525
Acquisitions	—	97
Other (1)	1	(3)

Balance, end of year	$620	$619

(1)	Other represents foreign currency translation and purchase price adjustments.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. There were no impairments recorded in 2007, 2006 or 2005.

Other Intangibles

Other intangible balances at December 31, are as follows:

	2007			2006
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$136	$(6)	$130	$36	$(2)	$34
Other	14	(13)	1	14	(11)	3

Total	$150	$(19)	$131	$50	$(13)	$37

Amortization expense for other intangibles was $5 million for the years ended December 31, 2007 and 2006 and $4 million for the year ended December 31, 2005. Amortization expense for other intangibles is expected to be approximately $5 million in 2008, $11 million in 2009, $12 million in 2010 and 2011, and $13 million in 2012.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

8.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2007	2006
	(in millions)
Life insurance	$55,068	$54,142
Individual and group annuities and supplementary contracts	15,140	15,384
Other contract liabilities	2,840	2,567

Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	73,048	72,093

Unpaid claims and claim adjustment expenses	2,021	1,970

Total future policy benefits	$75,069	$74,063

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 17% and 20% of domestic individual life insurance in force at December 31, 2007 and 2006, respectively, and 87%, 89% and 90% of domestic individual life insurance premiums for 2007, 2006 and 2005, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.1% to 14.8%; less than 2% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except, for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 2.5% to 6%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,464 million and $2,658 million as of December 31, 2007 and 2006, respectively, are included in “Future policy benefits” with respect to these deficiencies, of which $1,160 million and $1,259 million as of December 31, 2007 and 2006, respectively, relate to net unrealized gains on securities classified as available for sale.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities are discounted using interest rates ranging from 0% to 6.35%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2007	2006
	(in millions)
Individual annuities	$7,685	$8,166
Group annuities	18,293	18,220
Guaranteed investment contracts and guaranteed interest accounts	12,289	12,768
Funding agreements	11,453	8,784
Interest-sensitive life contracts	5,990	5,581
Dividend accumulations and other	12,480	12,200

Policyholders’ account balances	$68,190	$65,719

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2007 and 2006, are $8,535 million and $6,537 million, respectively, of medium-term notes liabilities of consolidated variable interest entities secured by funding agreements purchased from the Company with the proceeds of such notes. The interest rates associated with such notes range from 3.9% to 5.7%. Also included in funding agreements at December 31, 2007 and 2006, are $2,851 million and $1,880 million, respectively, of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers. Interest crediting rates range from 0% to 8% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 2% of policyholders’ account balances have interest crediting rates in excess of 8%.

9.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2007 and 2006, there were no gains or losses on transfers of assets from the general account to a separate account.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization or withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2007 and 2006, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2007		December 31, 2006
	In the Event of Death	At Annuitization/ Accumulation(1)	In the Event of Death	At Annuitization/ Accumulation(1)
Variable Annuity Contracts	(dollars in millions)

Return of net deposits
Account value	$8,572	$47	$7,104	57
Net amount at risk	$7	$4	$3	5
Average attained age of contractholders	62 years	65 years	62 years	64 years

Minimum return or contract value
Account value	$24,511	$13,326	$25,984	$11,537
Net amount at risk	$1,768	$819	$2,026	$730
Average attained age of contractholders	64 years	61 years	64 years	59 years
Average period remaining until earliest expected annuitization	N/A	5 years	N/A	5 years

(1) Includes income and withdrawal benefits as described herein.
	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Variable Annuity Contracts
Market value adjusted annuities
Account value	$466	$469	$562	$566

	December 31, 2007	December 31, 2006
	In the Event of Death
Variable Life, Variable Universal Life and Universal Life Contracts	(dollars in millions)
No lapse guarantees
Separate account value	$2,195	$2,070
General account value	$977	$782
Net amount at risk	$43,310	$41,160
Average attained age of contractholders	48 years	47 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2007	December 31, 2006
	(in millions)
Equity funds	$19,515	$21,073
Bond funds	2,583	2,758
Balanced funds	6,305	3,998
Money market funds	1,022	994
Other	814	817
Total	$30,239	$29,640

In addition to the amounts invested in separate account investment options above, $2,843 million at December 31, 2007 and $3,448 million at December 31, 2006 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities either written directly by the Company or assumed by the Company via reinsurance for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives under SFAS No. 133. Changes in the fair value of these

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

derivatives, along with any fees received or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.” The Company maintains a portfolio of derivative investments that serve as an economic hedge of the risks of these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivatives investments does not qualify for hedge accounting treatment under U.S. GAAP.

The Company, effective with the Allstate acquisition, began assuming the rights and obligations of Allstate’s guaranteed benefits features of variable annuity products, which include GMWB, GMAB and, beginning in 2007, GMIWB. The Company also assumes risk for the GMWB feature, retroactive to October 2003, via an automatic coinsurance agreement executed in 2004 with the Prudential Annuities Life Assurance Corporation, an affiliated company. In 2005, the Company began offering the GMIWB feature with certain variable annuity products. The risk related to this feature offered by the Company has been ceded, via automatic coinsurance agreements with Pruco Re Ltd. of Bermuda (“Pruco Re”), an affiliated company. In addition, the Company also assumed the risk for the GMIWB feature via an automatic coinsurance agreement with Prudential Annuities Life Assurance Corporation, for certain contracts written by that company. This reinsurance arrangement was recaptured during 2007.

	GMDB	GMIB	GMAB/ GMWB/ GMIWB
	(in millions)
Balance at January 1, 2005	$46	$7	$—
Incurred guarantee benefits (1)	25	5	—
Paid guarantee benefits and other	(17)	—	—
Balance at December 31, 2005	54	12	—
Acquisition	—	—	2
Incurred guarantee benefits (1)	34	12	(11)
Paid guarantee benefits and other	(16)	—	—
Balance at December 31, 2006	72	24	(9)
Incurred guarantee benefits (1)	60	26	78
Paid guarantee benefits and other	(35)	—	2
Balance at December 31, 2007	$97	$50	$71

(1)

Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The rider allows the policyholder to select a maturity period ranging from 8 to 20 years. For longer maturity periods, policyholders are given a stronger accumulation benefit. Two options are provided; each has a different asset allocation requirement. Guaranteed maturity values range from 100% to 250% of the initial deposit. The guaranteed amount is determined based on the maturity period and which of the two asset allocation models are selected. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time,a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant’s life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees as the rebalancing element moves investments from variable to fixed investment options when markets experience significant or prolonged declines. If markets subsequently recover, the rebalancing element will move investments from fixed to variable investment options. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (2) additional credits after a certain number of years a contract is held and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements are as follows:

Sales Inducements
(in millions)
Balance at January 1, 2005	$120
Capitalization	52
Amortization	(18)
Balance at December 31, 2005	154
Capitalization	65
Amortization	(16)
Balance at December 31, 2006	203
Capitalization	62
Amortization	(25)
Impact of adoption of SOP 05-1	(1)
Balance at December 31, 2007	$239

10.	CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. The Company recognized a policyholder dividend obligation of $732 million and $483 million at December 31, 2007 and 2006, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block were reflected as a policyholder dividend obligation of $1.047 billion and $1.865 billion at December 31, 2007 and 2006, respectively, to be paid to Closed Block policyholders unless otherwise offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).” See the table below for changes in the components of the policyholder dividend obligation for the years ended December 31, 2007 and 2006.

On December 11, 2007, Prudential Insurance’s Board of Directors acted to increase the dividends payable in 2008 on Closed Block policies. This increase reflects improved mortality as well as recent investment gains. These actions resulted in an $89 million increase in the liability for policyholder dividends recognized in the year ended December 31, 2007.

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2007	2006
	(in millions)
Closed Block Liabilities
Future policy benefits	$51,208	$50,705
Policyholders’ dividends payable	1,212	1,108
Policyholder dividend obligation	1,779	2,348
Policyholders’ account balances	5,555	5,562
Other Closed Block liabilities	10,649	10,800

Total Closed Block Liabilities	70,403	70,523

Closed Block Assets
Fixed maturities, available for sale, at fair value	45,459	46,707
Other trading account assets, at fair value	142	—
Equity securities, available for sale, at fair value	3,858	3,684
Commercial loans	7,353	6,794
Policy loans	5,395	5,415
Other long-term investments	1,311	922
Short-term investments	1,326	1,765
Total investments	64,844	65,287
Cash and cash equivalents	1,310	1,275
Accrued investment income	630	662
Other Closed Block assets	581	277

Total Closed Block Assets	67,365	67,501

Excess of reported Closed Block Liabilities over Closed Block Assets	3,038	3,022
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains	1,006	1,844
Allocated to policyholder dividend obligation	(1,047)	(1,865)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$2,997	$3,001

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Information regarding the policyholder dividend obligation is as follows:

	2007	2006
	(in millions)
Balance, January 1	$2,348	$2,628
Impact on income before gains allocable to policyholder dividend obligation	249	157
Change in unrealized investment gains	(818)	(437)
Balance, December 31	$1,779	$2,348

Closed Block revenues and benefits and expenses for the years ended December 31, 2007, 2006 and 2005 were as follows:

	2007	2006	2005
	(in millions)
Revenues
Premiums	$3,552	$3,599	$3,619
Net investment income	3,499	3,401	3,447
Realized investment gains (losses), net	584	490	624
Other income	51	50	50

Total Closed Block revenues	7,686	7,540	7,740

Benefits and Expenses
Policyholders’ benefits	4,021	3,967	3,993
Interest credited to policyholders’ account balances	139	139	137
Dividends to policyholders	2,731	2,518	2,653
General and administrative expenses	729	725	717

Total Closed Block benefits and expenses	7,620	7,349	7,500

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes and discontinued operations	66	191	240
Income tax expense	64	77	35
Closed Block revenues, net of Closed Block benefits and expenses and income taxes, before discontinued operations	2	114	205
Income from discontinued operations, net of taxes	2	—	—
Closed Block revenues, net of Closed Block benefits and expenses, income taxes and discontinued operations	$4	$114	$205

11.	REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth, limit the maximum net loss potential arising from large risks and in acquiring and disposing of businesses. On June 1, 2006, the Company acquired the variable annuity business of Allstate through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement and a modified coinsurance arrangement which are more fully described in Note 4. The acquisition of the retirement business of CIGNA on April 1, 2004, required the Company through a wholly owned subsidiary to enter into certain reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction. These reinsurance arrangements are more fully described in Note 4.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the Closed Block policies, including 17% with an affiliate. The Company accounts for these modified coinsurance arrangements under the deposit method of accounting. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully disclosed in Note 9.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Company, Ltd., Pramerica Life S.p.A., Prudential Seguros, S.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji S.A., Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation and Prudential Seguros Mexico, S.A.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

	2007	2006	2005
	(in millions)
Direct premiums	$9,447	$9,204	$8,675
Reinsurance assumed	862	732	660
Reinsurance ceded	(1,436)	(1,456)	(1,206)

Premiums	$8,873	$8,480	$8,129

Policyholders’ benefits ceded	$(1,397)	$(1,373)	$(1,135)

“Premiums” includes affiliated reinsurance assumed of $847 million, $674 million and $586 million and affiliated reinsurance ceded of $(102) million, $(177) million and $(164) million for the years ended December 31, 2007, 2006 and 2005, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $125 million, $81 million and $70 million and affiliated reinsurance ceded of $(55) million, $(61) million and $(48) million for the years ended December 31, 2007, 2006, and 2005, respectively. Changes in reserves due to affiliated reinsurance were $520 million, $400 million and $325 million for the years ended December 31, 2007, 2006 and 2005, respectively, and are also reflected within “Policyholders’ benefits.”

“General and administrative expenses” include affiliated assumed expenses of $79 million, $74 million and $69 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Reinsurance recoverables at December 31, are as follows:

	2007	2006
	(in millions)
Individual and group annuities (1)	$1,413	$1,276
Life insurance	1,289	1,163
Other reinsurance	135	139

Total reinsurance recoverable	$2,837	$2,578

(1)

Primarily represents reinsurance recoverables established under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA. The Company has recorded related reinsurance payables of $1,377 million and $1,282 million at December 31, 2007 and 2006, respectively.

“Reinsurance recoverables” includes affiliated receivables of $831 million and $710 million at December 31, 2007 and 2006, respectively. Excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, three major reinsurance companies account for approximately 60% of the reinsurance recoverable at December 31, 2007. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

“Deferred policy acquisition costs” includes affiliated amounts of $528 million and $400 million at December 31, 2007 and 2006, respectively.

“Reinsurance payables” includes affiliated payables of $1,607 million and $1,075 million at December 31, 2007 and 2006, respectively.

Additionally, “Due from parent and affiliates” includes zero million and $66 million of affiliated receivables at December 31, 2007 and 2006, respectively, and “Due to parent and affiliates” includes zero million and $1,821 million of affiliated payables at December 31, 2007 and 2006, respectively, for an affiliated reinsurance agreement with Prudential Holdings of Japan, Inc., accounted for under the deposit method of accounting. “Other income” includes losses of $48 million, $54 million and $6

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

million for the years ended December 31, 2007, 2006 and 2005, respectively, related to this agreement. During 2007 the assumed business under this agreement was recaptured resulting in an increase in paid-in capital of $18 million to the Company.

12.	SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2007	2006
	(in millions)
Commercial paper	$7,147	$7,254
Notes payable (1)	206	599
Current portion of long-term debt	683	253
Total short-term debt	$8,036	$8,106

(1)

Notes payable includes notes due to related parties of $15 million and $555 million at December 31, 2007 and 2006, respectively. The $15 million note payable at December 31, 2007 is a floating rate note maturing December 31, 2008. The related party notes payable at December 31, 2006 included $65 million and $40 million of floating rate notes that matured on March 31, 2007 and December 19, 2007, respectively. Payments on these floating rate loans were based on the performance of certain separate accounts held by a subsidiary of the Company, resulting in effective interest rates on these loans ranging from 12.7% to 23.1% in 2007 and 7.5% to 26.0% in 2006. The remaining $450 million of notes payable at December 31, 2006 matured on January 4, 2007 and bore an interest rate of 5.2%.

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 4.4% and 5.5% at December 31, 2007 and 2006, respectively.

At December 31, 2007, the Company had $2,575 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, to meet working capital needs and to take advantage of current investment opportunities. At December 31, 2007 and 2006, a portion of commercial paper borrowings were supported by $2,500 million of the Company’s existing lines of credit. At December 31, 2007 and 2006, the weighted average maturity of commercial paper outstanding was 23 and 17 days, respectively.

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity Dates	Rate	2007	2006
			(in millions)
Fixed rate notes:
Fixed rate note subject to set-off arrangements	2009-2011	4.45%-5.11%	$—	$1,692
Surplus notes (1)	2014-2036	4.75%-8.30%	2,686	2,436
Other fixed rate notes	2008-2023	4.97%-7.30%	355	853
Floating rate notes:
Surplus notes (2)	2016-2052	(3)	1,600	600
Sub-total			4,641	5,581
Less assets under set-off arrangements (4)			—	1,468
Total long-term debt			$4,641	$4,113

(1)

Fixed rate surplus notes at December 31, 2007 and 2006 includes $2,242 million and $1,993 million, respectively, due to a related party. Maturities of these notes range from 2014 through 2036. The interest rates ranged from 4.75% to 6.1% in 2007 and 4.75% to 5.7% in 2006.

(2)

During 2007 and 2006, floating rate surplus notes of $150 million and $300 million, respectively, were issued to a related party with maturities ranging from 2016 to 2037. These notes were prepaid prior to December 31, 2007 and 2006, respectively. The interest rate on these notes ranged from 5.78% to 6.12% in 2007 and 5.72% to 5.88% in 2006.

(3)	The interest rates on the floating rate surplus notes are based on LIBOR. The interest rate ranged from 5.42% to 6.12% in 2007 and 5.63% to 5.88% in 2006.
(4)

Assets under set-off arrangements represent a reduction in the amount of fixed rate notes included in long-term debt, relating to an arrangement where valid rights of set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2007 and 2006, the Company was in compliance with all debt covenants.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The fixed rate surplus notes issued by Prudential Insurance to non-affiliates are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2007 and 2006, the Company met these statutory capital requirements. At December 31, 2007 and 2006, $444 million and $693 million, respectively, of fixed rate surplus notes were outstanding, of which $250 million is reflected as short-term debt at December 31, 2006.

During 2006, a subsidiary of Prudential Insurance entered into a surplus note purchase agreement with a non-affiliate that provides for the issuance of up to $3 billion of ten-year floating rate surplus notes. As of December 31, 2007 and 2006, $1,100 million and $600 million, respectively, were outstanding under this agreement. Concurrent with the issuance of each surplus note, Prudential Financial enters into arrangements with the buyer, which are accounted for as derivative instruments, that may result in payments by, or to, Prudential Financial over the term of the surplus notes, to the extent there are significant changes in the value of the surplus notes. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. The derivative instruments discussed above also provide that in the event approval is not obtained to make interest or principal payments, the holder of the surplus notes may have the right to sell the surplus notes to Prudential Financial. As of December 31, 2007 and 2006, these derivative instruments had no material value to Prudential Financial.

During 2007, a subsidiary of Prudential Insurance issued $500 million of 45-year floating rate surplus notes to a non-affiliate. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. Concurrent with the issuance of these surplus notes, Prudential Financial entered into a credit derivative with an affiliate of one of the purchasers that will require Prudential Financial to make certain payments in the event of deterioration in the credit quality of the surplus notes. As of December 31, 2007, the credit derivative had no material value to Prudential Financial.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, interest expense was decreased by $29 million for both years ended December 31, 2007 and 2006. See Note 19 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt, including interest on affiliated debt, was $722 million, $597 million and $366 million, for the years ended December 31, 2007, 2006 and 2005, respectively. Interest expense related to affiliated debt was $122 million for the year ended December 31, 2007. “Due to parent and affiliates” included $19 million associated with the affiliated long-term interest payable at December 31, 2007.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Note 8 for further discussion.

13.	STOCK-BASED COMPENSATION

In 2007 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, and performance shares, under a plan authorized by Prudential Financial’s Board of Directors.

On January 1, 2006 Prudential Financial adopted SFAS No. 123(R), which requires that the cost resulting from all share-based payments be recognized in the financial statements and requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees. Prudential Financial had previously adopted the fair value recognition provisions of SFAS No. 123 prospectively for all new awards granted to employees on or after January 1, 2003. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations. Under this method, neither Prudential Financial nor the Company recognized any stock-based compensation expense for employee stock options as all options granted had an exercise price equal to the market value of the underlying Common Stock on the date of grant.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In connection with its adoption of SFAS No. 123(R), Prudential Financial revised its approach to the recognition of compensation costs for awards granted to retirement-eligible employees and awards that vest when an employees becomes retirement-eligible to apply the non-substantive vesting period approach to all share-based compensation awards granted after January 1, 2006. Under this approach, all compensation cost is recognized on the date of grant for awards issued to retirement-eligible employees, or over the period from the grant date to the date retirement eligibility is achieved, if that is expected to occur during the nominal vesting period (generally three years). For awards granted prior to January 1, 2006 that specify an employee vests in the award upon retirement, the Company accounts for those awards using the nominal vesting period approach. Under this approach, the Company records compensation expense over the nominal vesting period. If the employee retires before the end of the nominal vesting period, any remaining unrecognized compensation expense is recorded at the date of retirement.

The results of operations of the Company for the years ended December 31, 2007, 2006 and 2005, include costs of $23 million, $21 million and $18 million, respectively, associated with employee stock options and $44 million, $40 million, and $29 million, respectively, associated with employee restricted stock shares, restricted stock units, and performance shares issued by Prudential Financial to certain employees of the Company.

14.	EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

As discussed in Note 2, in September 2006 the FASB issued SFAS No. 158. This statement requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. The Company adopted this requirement, along with the required disclosures, on December 31, 2006. See below for the effects of the adoption as well as the related disclosure requirements.

On April 30, 2007, the Company transferred $1 billion of assets within the qualified pension plan under Section 420 of the Internal Revenue Code from assets supporting pension benefits to assets supporting retiree medical benefits. The transfer resulted in a reduction to the prepaid benefit cost for the qualified pension plan and an offsetting decrease in the accrued benefit liability for the postretirement plan with no net effect on stockholders’ equity on the Company’s consolidated financial position. The transfer had no impact on the Company’s consolidated results of operations, but will reduce the future cash contributions required to be made to the postretirement plan.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(7,069)	$(7,251)	$(2,459)	$(2,420)
Service cost	(128)	(123)	(12)	(10)
Interest cost	(400)	(389)	(136)	(128)
Plan participants’ contributions	—	—	(18)	(17)
Medicare Part D subsidy receipts	—	—	(10)	(11)
Amendments	(3)	(86)	69	(61)
Annuity purchase	2	4	—	—
Actuarial gains/(losses), net	175	311	136	(47)
Curtailments	—	—	—	—
Settlements	—	—	—	—
Contractual termination benefits	—	—	—	—
Special termination benefits	(4)	(3)	—	—
Benefits paid	482	468	272	235
Foreign currency changes	—	—	(6)	—

Benefit obligation at end of period	$(6,945)	$(7,069)	$(2,164)	$(2,459)

Change in plan assets
Fair value of plan assets at beginning of period	$10,207	$9,816	$1,030	$996
Actual return on plan assets	1,026	826	192	117
Annuity purchase	(2)	(4)	—	—
Employer contributions	41	37	136	135
Plan participants’ contributions	—	—	18	17
Benefits paid	(482)	(468)	(272)	(235)
Effect of Section 420 transfer	(1,000)	—	1,000	—

Fair value of plan assets at end of period	$9,790	$10,207	$2,104	$1,030

Funded status
Funded status at end of period	$2,845	$3,138	$(60)	$(1,429)
Effects of fourth quarter activity	9	10	1	31

Net amount recognized	$2,854	$3,148	$(59)	$(1,398)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,503	$3,784	$—	$—
Accrued benefit liability	(649)	(636)	(59)	(1,398)

Net amount recognized	$2,854	$3,148	$(59)	$(1,398)

Items recorded in “Accumulated other comprehensive income” not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$—	$—	$2	$3
Prior service cost	166	191	(88)	(25)
Net actuarial loss	28	491	172	422
Net amount not recognized	$194	$682	$86	$400

Accumulated benefit obligation	$(6,664)	$(6,800)	$(2,164)	$(2,459)

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($652 million benefit obligation at December 31, 2007). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the plans to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million to the trust during 2007. As of December 31, 2007, the assets in these trusts had a carrying value of $90 million and are included in “Equity securities.”

The projected benefit obligations and fair value of plan assets for the pension plans with projected benefit obligations in excess of plan assets were $658 million and zero million, respectively, at September 30, 2007 and $646 and zero million, respectively, at September 30, 2006.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $582 million and zero million, respectively, at September 30, 2007 and $570 million and zero million, respectively, at September 30, 2006.

In 2007 and 2006, the pension plan purchased annuity contracts from Prudential Insurance for $2 million and $4 million, respectively. The approximate future annual benefit payment for all annuity contracts payable by Prudential Insurance was $26 million and $24 million as of December 31,2007 and 2006, respectively.

The benefit obligation for pension benefits increased by $2 million in 2007 related to plan amendments, as a result of the immediate vesting of plan participants due to the Section 420 transfer discussed above. The benefit obligation for pension benefits increased by $86 million in 2006 related to plan amendments, due primarily to a cost of living adjustment for retirees as well as the impact of changes as a result of the Pension Protection Act of 2006. The benefit obligation for other postretirement benefits decreased by $69 million in 2007 related to plan amendments, due primarily to changes in the prescription drug plan design. The benefit obligation for other postretirement benefits increased by $61 million in 2006 related to plan amendments, primarily a result of the impact of implementing a Retiree Medical Savings Account, which provides an account at retirement that may be used toward the cost of coverage for medical and dental benefits.

The incremental effects of applying SFAS No. 158 on individual line items in the Consolidated Statement of Financial Position at December 31, 2006 was as follows:

	Pre-SFAS No. 158	Incremental effect of adopting SFAS No. 158	Post-SFAS No. 158
	(in millions)
Other assets	$7,841	$(443)	$7,398
Total assets	345,365	(443)	344,922

Income taxes	$2,355	$(397)	$1,958
Other liabilities	5,420	476	5,896
Total liabilities	328,323	79	328,402

Accumulated other comprehensive income (loss)	$457	$(522)	$(65)
Total stockholder’s equity	17,042	(522)	16,520

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2007	2006	2005	2007	2006	2005
	(in millions)
Components of net periodic (benefit) cost
Service cost	$128	$123	$135	$12	$10	$11
Interest cost	400	389	387	136	128	142
Expected return on plan assets	(756)	(731)	(788)	(93)	(89)	(80)
Amortization of transition obligation	—	—	—	1	1	1
Amortization of prior service cost	28	19	19	(6)	(10)	(5)
Amortization of actuarial (gain) loss, net	18	38	18	15	19	36
Settlements	—	—	—	—	—	2
Curtailments	—	—	—	—	—	—
Contractual termination benefits	—	—	—	—	—	—
Special termination benefits	4	3	10	—	—	—

Net periodic (benefit) cost	$(178)	$(159)	$(219)	$65	$59	$107

Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The amounts recorded in “Accumulated other comprehensive income” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
	(in millions)

Balance, December 31, 2006	$—	$191	$491	$3	$(25)	$422
Amortization of transition obligation	—	—	—	(1)	—	—
Amortization of prior service cost	—	(28)	—	—	6	—
Amortization of actuarial (gain) loss, net	—	—	(18)	—	—	(15)
Deferrals for the period	—	3	(445)	—	(69)	(235)
Impact of foreign currency changes	—	—	—	—	—	—
Balance, December 31, 2007	$—	$166	$28	$2	$(88)	$172

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2008 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of transition obligation	$—	$1
Amortization of prior service cost	28	(11)
Amortization of actuarial (gain) loss, net	16	1
Total	$44	$(9)

The assumptions as of September 30, used by the Company to calculate the domestic benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	Pension Benefits			Other Postretirement Benefits
	2007	2006	2005	2007	2006	2005
Weighted-average assumptions
Discount rate (beginning of period)	5.75%	5.50%	5.75%	5.75%	5.50%	5.50%
Discount rate (end of period)	6.25%	5.75%	5.50%	6.00%	5.75%	5.50%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	8.00%	8.00%	8.50%	9.25%	9.25%	8.25%
Health care cost trend rates (beginning of period)	—	—	—	5.00-8.75%	5.09–9.06%	5.44–10.00%
Health care cost trend rates (end of period)	—	—	—	5.00-8.75%	5.00–8.75%	5.09–9.06%
For 2007, 2006 and 2005, the ultimate health care cost trend rate after gradual decrease until: 2009, 2009, 2009 (beginning of period)	—	—	—	5.00%	5.00%	5.00%
For 2007, 2006 and 2005, the ultimate health care cost trend rate after gradual decrease until: 2012, 2009, 2009 (end of period)	—	—	—	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement benefit obligations is based upon rates commensurate with current yields on high quality corporate bonds. The first step in determining the discount rate is the compilation of approximately 550 to 600 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. A spot yield curve is developed from this data that is then used to determine the present value of the expected disbursements associated with the pension and postretirement obligations, respectively. This results in the present value for each respective benefit obligation. A single discount rate is calculated that results in the same present value. The rate is then rounded to the nearest 25 basis points.

The pension and postretirement expected long-term rates of return on plan assets for 2007 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2007. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. The expected returns by asset class contemplate the risk free interest rate environment as of the measurement date and then add a risk premium. The

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

risk premium is a range of percentages and is based upon historical information and other factors such as expected reinvestment returns and asset manager performance.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2008. The expected long-term rate of return for 2008 is 7.75% and 8.00%, respectively, for the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic benefit cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five-year period. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
2007
(in millions)
One percentage point increase
Increase in total service and interest costs	$10
Increase in postretirement benefit obligation	139

One percentage point decrease
Decrease in total service and interest costs	$9
Decrease in postretirement benefit obligation	116

Pension and postretirement plan asset allocation as of September 30, 2007 and September 30, 2006, are as follows:

	Pension Percentage of Plan Assets as of September 30		Postretirement Percentage of Plan Assets as of September 30
	2007	2006	2007	2006
Asset category
U.S. Stocks	13%	27%	41%	77%
International Stocks	0%	6%	6%	10%
Bonds	72%	52%	52%	9%
Short-term Investments	1%	0%	1%	2%
Real Estate	5%	6%	0%	2%
Other	9%	9%	0%	0%

Total	100%	100%	100%	100%

The Company, for its domestic pension and postretirement plans, has developed guidelines for asset allocations. As of the September 30, 2007 measurement date the range of target percentages are as follows:

	Pension Investment Policy Guidelines as of September 30, 2007		Postretirement Investment Policy Guidelines as of September 30, 2007
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	7%	22%	28%	53%
International Stocks	0%	5%	2%	9%
Bonds	65%	74%	0%	58%
Short-term Investments	1%	7%	0%	57%
Real Estate	0%	7%	0%	0%
Other	0%	10%	0%	0%

Management reviews its investment strategy on an annual basis.

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligations that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. Stocks are used to provide expected growth in assets. Bonds provide liquidity and income. Short-term investments provide liquidity and allow for defensive asset mixes. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

There were no investments in Prudential Financial Common Stock as of September 30, 2007 or 2006 for either the pension or postretirement plans. Pension plan assets of $7,185 million and $8,162 million are included in the Company’s separate account assets and liabilities as of September 30, 2007 and 2006, respectively.

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension	Other Postretirement Benefits	Other Postretirement Benefits – Medicare Part D Subsidy Receipts
	(in millions)
2008	$463	$208	$17
2009	458	207	18
2010	465	206	19
2011	471	203	19
2012	480	199	20
2013 - 2017	2,608	936	89

Total	$4,945	$1,959	$182

The Company anticipates that it will make cash contributions in 2008 of approximately $40 million to the pension plans and approximately $15 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits primarily for health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2007 and 2006 was $47 million and $44 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $51 million, $44 million and $44 million for the years ended December 31, 2007, 2006 and 2005, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

15.	INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2007	2006	2005
	(in millions)
Current tax expense (benefit)
U.S.	$320	$293	$(88)
State and local	3	1	(16)
Foreign	39	32	19

Total	362	326	(85)

Deferred tax expense (benefit)
U.S.	237	265	236
State and local	(1)	(1)	18
Foreign	(3)	(19)	—

Total	233	245	254

Total income tax expense on continuing operations	$595	$571	$169
Income tax expense (benefit) on discontinued operations	19	41	(3)
Income tax expense (benefit) reported in stockholders’ equity related to:
Other comprehensive income (loss)	185	(97)	(487)
Stock-based compensation programs	(44)	(39)	(17)
Cumulative effect of changes in accounting principles	(87)	—	—
Other	18	—	—

Total income taxes	$686	$476	$(338)

The Company’s actual income tax expense on continuing operations for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2007	2006	2005
	(in millions)
Expected federal income tax expense	$776	$803	$873
Non-taxable investment income	(176)	(194)	(160)
Completion of Internal Revenue Service examination for the years 1997 to 2001	—	—	(550)
Repatriation of foreign earnings	(2)	(18)	69
Change in valuation allowance	—	(1)	(22)
Other	(3)	(19)	(41)

Total income tax expense on continuing operations	$595	$571	$169

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2007	2006
	(in millions)
Deferred tax assets
Insurance reserves	$873	1,264
Policyholder dividends	407	597
Other	431	286

Deferred tax assets before valuation allowance	1,711	2,147
Valuation allowance	(1)	(1)

Deferred tax assets after valuation allowance	1,710	2,146

Deferred tax liabilities
Net unrealized investment gains	1,046	1,469
Deferred policy acquisition costs	1,426	1,216
Employee benefits	578	345
Other	80	121

Deferred tax liabilities	3,130	3,151

Net deferred tax liability	$(1,420)	$(1,005)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. A valuation allowance has been recorded primarily related to tax benefits associated with federal net operating losses and state and local deferred tax assets. At December 31, 2007 and 2006, respectively, the Company had federal net operating and capital loss carryforwards of $190 million and $149 million, which expire between 2008 and 2022. At December 31, 2007 and 2006, the Company did not have any state operating or capital loss carryforwards for tax purposes.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary. During 2005, the Company determined that historical earnings of its Canadian operations were no longer considered permanently reinvested and will be available for repatriation to the U.S. The U.S. income tax expense of $69 million associated with the repatriation of the Canadian operations’ earnings was recognized in 2005. During 2006, the Company determined that the earnings from its Taiwan investment management subsidiary would be repatriated to the U.S. Accordingly, earnings from its Taiwan investment management subsidiary were no longer considered permanently reinvested. A U.S. income tax benefit of $18 million associated with the assumed repatriation of those earnings was recognized in 2006. The Company had undistributed earnings of its Taiwan investment management subsidiary, where it assumes permanent reinvestment, of $32 million at December 31, 2005 for which deferred taxes had not been provided. Determining the tax liability that would arise if these earnings were remitted is not practicable.

On January 1, 2007, the Company adopted FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of FIN No. 48 resulted in a decrease to the Company’s income tax liability and an increase to retained earnings of $35 million as of January 1, 2007.

The Company’s unrecognized tax benefits as of the date of adoption of FIN No. 48 and as of December 31, 2007 are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in millions)
Amounts as of January 1, 2007	$386	$117	$503
Increases in unrecognized tax benefits taken in prior period	—	17	17
(Decreases) in unrecognized tax benefits taken in prior period	—	(6)	(6)
Amount as of December 31, 2007	$386	$128	$514

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2007	$386	$75	$461

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. In 2007, the Company recognized $59 million in the consolidated statement of operations and recognized $136 million in liabilities in the consolidated statement of financial position for tax-related interest and penalties.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“Service”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. Any such adjustment could be material to the Company’s results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

On January 26, 2006, the Service officially closed the audit of the Company’s consolidated federal income tax returns for the 1997 to 2001 periods. As a result of certain favorable resolutions, the Company’s consolidated statement of operations for the year ended December 31, 2005 included an income tax benefit of $550 million, reflecting a reduction in the Company’s liability for income taxes. The statute of limitations has closed for these tax years, however, there were tax attributes which were utilized in subsequent tax years for which the statute of limitations remains open.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In December 2006, the Service completed all fieldwork with regards to its examination of the consolidated federal income tax returns for tax years 2002-2003. The final report was submitted to the Joint Committee on Taxation for their review in April 2007. In July 2007, the Joint Committee returned the report to the Service for additional review of an industry issue regarding the methodology for calculating the dividends received deduction related to variable life insurance and annuity contracts. Within the table above, reconciling the Company’s effective tax rate to the expected amount determined using the federal statutory rate of 35%, the dividends received deduction is the primary component of the non-taxable investment income in recent years. The Company is responding to the Service’s request for additional information. In August 2007, the Service issued Revenue Ruling 2007-54. Revenue Ruling 2007-54 included among other items, guidance on the methodology to be followed in calculating the dividends received deduction related to variable life insurance and annuity contracts. In September 2007, the Service released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S Treasury Department and the Service intends to address through new regulations the issues considered in the Revenue Ruling 2007-54, including the methodology to be followed in determining the dividends received deduction related to variable life insurance and annuity contracts. These activities had no impact on the Company’s 2007 results. The statute of limitations for the 2002-2003 tax years expires in 2009.

In January 2007, the Service began an examination of tax years 2004 through 2006. For tax year 2007, the Company participated in the Service’s new Compliance Assurance Program (the “CAP”). Under CAP, the Service assigns an examination team to review completed transactions contemporaneously during the 2007 tax year in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed. It is management’s expectation this new program will significantly shorten the time period between the Company’s filing of its federal income tax return and the Service’s completion of its examination of the return.

16.	STOCKHOLDER’S EQUITY

Comprehensive Income

The components of comprehensive income for the years ended December 31, are as follows:

	2007	2006	2005
	(in millions)
Net income	$1,657	$1,797	$2,320
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustments	12	17	13
Change in net unrealized investments gains (losses)(1)	(270)	(189)	(967)
Additional minimum pension liability adjustment	—	24	(50)
Change in pension and postretirement unrecognized net periodic benefit (cost)	508	—	—
Other comprehensive loss, net of tax expense (benefit) of $185, $(97), $(487)	250	(148)	(1,004)
Comprehensive income	$1,907	$1,649	$1,316

(1)	Includes cash flow hedges. See Note 19 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)(1)	Additional Minimum Pension Liability Adjustment	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2004	$54	$1,635	$(81)	$—	$1,608
Change in component during year (2)	13	(966)	(50)	—	(1,003)
Balance, December 31, 2005	67	669	(131)	—	605
Change in component during year	17	(189)	24	—	(148)
Impact of adoption of SFAS 158 (3)	—	—	107	(629)	(522)
Balance, December 31, 2006	84	480	—	(629)	(65)
Change in component during year (2)	12	(273)	—	508	247
Balance, December 31, 2007	$96	$207	$—	$(121)	$182

(1)	Includes cash flow hedges. See Note 19 for information on cash flow hedges.
(2)	Net unrealized investment gains (losses) for 2007 and 2005 includes the purchase of fixed maturities from an affiliate of $(3) million and $1 million, respectively.
(3)	See Note 14 for additional information on the adoption of SFAS 158.

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized investment gains and losses and revaluation of assets. Unassigned surplus of Prudential Insurance was $5,021 million at December 31, 2007. There were applicable adjustments for unrealized gains of $1,582 million at December 31, 2007. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator before paying a dividend or distribution if the dividend or distribution, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance’s surplus as of the preceding December 31 ($6,981 million as of December 31, 2007) or its statutory net gain from operations for the twelve month period ending on the preceding December 31, excluding realized investment gains and losses ($1,024 million for the year ended December 31, 2007). The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income of Prudential Insurance amounted to $1,274 million, $444 million and $2,170 million for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory capital and surplus of Prudential Insurance amounted to $6,981 million and $5,973 million at December 31, 2007 and 2006, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

17.	RELATED PARTY TRANSACTIONS

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, Inc. (includes Prudential Securities Group, Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential Real Estate and Relocation Services, Inc., Prudential

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

International Investments Corporation, Prudential International Investments, LLC, Skandia U.S., Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $505 million, $446 million and $466 million for the years ended December 31, 2007, 2006, and 2005, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” were $67 million, $71 million and $64 million for the years ended December 31, 2007, 2006 and 2005, respectively, related primarily to royalties and compensation for the sale of affiliates’ products through the Company’s distribution network.

“Due from parent and affiliates” includes $172 million and $243 million at December 31, 2007 and 2006, respectively, due primarily to these agreements.

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries, distribution services from Prudential Securities Group, Inc. and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $252 million, $239 million and $235 million in “Net investment income” and $90 million, $150 million and $88 million in “General and administrative expenses” for the years ended December 31, 2007, 2006 and 2005, respectively. “Due to parent and affiliates” includes $44 million and $42 million at December 31, 2007 and 2006, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

Description	Maturity Dates	Rate	2007	2006
			(in millions)
U.S. Dollar floating rate notes (1)	2007-2008	4.80% - 6.10%	$180	$105
U.S. Dollar fixed rate notes (2)	2007-2010	4.96% - 5.47%	853	293
Japanese Yen fixed rate notes (3)	2008-2015	0.09% - 2.17%	792	698
Total long-term notes receivable – affiliated (4)			1,825	1,096
Short-term notes receivable – affiliated (5)			2,255	2,120
Total notes receivable - affiliated			$4,080	$3,216

(1)	Included within floating rate notes is the current portion of the long-term notes receivable, which was $180 million and $75 million at December 31, 2007 and 2006, respectively.
(2)	Included within fixed rate notes is the current portion of the long-term notes receivable, which was $177 million and $169 million at December 31, 2007and 2006, respectively.
(3)	Included within Japanese Yen notes is the current portion of the long-term notes receivable, which was $662 million at December 31, 2007.
(4)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(5)	Short-term notes receivable have variable rates, which averaged 5.36% at December 31, 2007 and 5.39% at December 31, 2006. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $14 million and $12 million at December 31, 2007 and 2006, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $169 million, $144 million and $75 million for the years ended December 31, 2007, 2006 and 2005, respectively, and is included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $110 million and $302 million, associated with these transactions at December 31, 2007 and 2006, respectively. Revenues related to this lending activity were $12 million, $18 million and $9 million for the years ended December 31, 2007, 2006 and 2005, respectively, and is included in “Net investment income.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Sales of Fixed Maturities between Affiliates

In November and December 2007, the Company purchased fixed maturity investments from an affiliate for a total of $969 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $3 million between the historic amortized cost and the fair value, net of taxes, was recorded as a reduction to additional paid-in capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $288 million and $556 million at December 31, 2007 and 2006, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $737 million and $683 million at December 31, 2007 and 2006, respectively.

Retail Medium Term Notes Program

The Company sells funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 8, “Policyholders’ account balances” include $2,851 million and $1,880 million related to these agreements at December 31, 2007 and 2006, respectively. In addition, “Deferred policy acquisition costs” includes affiliated amounts of $50 million and $30 million related to these agreements at December 31, 2007 and 2006, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $126 million, $77 million and $41 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” includes $89 million and $45 million at December 31, 2007 and 2006, respectively. “Net investment income” includes $21 million, $3 million and zero million for the years ended December 31, 2007, 2006 and 2005, respectively, related to these ventures.

Reinsurance

As discussed in Note 11, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 12, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

18.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 19 for a discussion of derivative instruments.

Commercial Loans

The fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Policy Loans

The fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For group corporate- and trust-owned life insurance contracts and group universal life contracts, the fair value of the policy loans is the amount due as of the reporting date.

Notes Receivable - Affiliated

The fair value of affiliated notes receivable is derived by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other things, the credit quality of the issuer and the reduced liquidity associated with private placements.

Investment Contracts

For guaranteed investment contracts, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value. Investment contracts are reflected within “Policyholders’ account balances.”

Debt

The fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities.

The carrying amount approximates or equals fair value for the following instruments: fixed maturities classified as available for sale, trading account assets supporting insurance liabilities, other trading account assets, equity securities, short-term investments, cash and cash equivalents, accrued investment income, restricted cash and securities, separate account assets and liabilities, securities sold under agreements to repurchase, and cash collateral for loaned securities. The following table discloses the Company’s financial instruments where the carrying amounts and fair values differ at December 31,

	2007		2006
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Commercial loans	$24,972	$25,420	$22,445	$22,855
Policy loans	7,831	9,116	7,601	8,438
Notes receivable – affiliated	4,080	4,080	3,216	3,216
Investment contracts	56,121	56,256	53,401	53,509
Short-term and long-term debt	12,677	12,696	12,219	12,366

19.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies used in a non-dealer capacity

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission’s merchants who are members of a trading exchange.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See Note 20 for a discussion of guarantees related to these credit derivatives. In addition to selling credit protection, in limited instances the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Forward contracts are used by the Company to manage risks relating to interest rates. The Company also uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

As further described in Note 9, the Company sells variable annuity products, which contain embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. In addition, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in our guarantees.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. As noted above, these instruments are only

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2007, 2006 and 2005 was not material to the results of operations of the Company. In addition, there were no material amounts reclassified into earnings relating to discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by SFAS No. 133.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2004	$(165)

Net deferred gains on cash flow hedges from January 1 to December 31, 2005	120
Amount reclassified into current period earnings	(32)

Balance, December 31, 2005	(77)

Net deferred losses on cash flow hedges from January 1 to December 31, 2006	(57)
Amount reclassified into current period earnings	(19)

Balance, December 31, 2006	(153)

Net deferred losses on cash flow hedges from January 1 to December 31, 2007	(53)
Amount reclassified into current period earnings	(6)

Balance, December 31, 2007	$(212)

It is anticipated that a pre-tax gain of approximately $24 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the year ended December 31, 2008, offset by amounts pertaining to the hedged items. As of December 31, 2007, the Company does not have any cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 16 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholder’s Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were losses of $3 million in 2007, gains of $54 million in 2006 and gains of $10 million in 2005.

For the years ended December 31, 2007, 2006 and 2005, there were no derivative reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties related to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with major commercial and investment banks and other creditworthy counterparties, and by obtaining collateral where appropriate and by limiting its single party credit exposures.

The credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty (ii) enter into agreements that allow the use of credit support annexes (CSAs), which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Likewise, the Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

20.	COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2007, 2006 and 2005 was $62 million, $62 million and $76 million, respectively.

The following table presents, at December 31, 2007, the Company’s contractual maturities on long-term debt, as more fully described in Note 12, and future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Long-term Debt	Operating Leases	Sub-lease Income
	(in millions)
2008	$—	$85	$(22)
2009	67	75	(21)
2010	44	55	(9)
2011	14	45	(4)
2012	7	31	(4)
2013 and thereafter	4,509	77	(8)

Total	$4,641	$368	$(68)

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense and any sub-lease income, and to release this reserve over the remaining commitment period. Of the $368 million in total non-cancelable operating leases and $68 million in total sub-lease income, $44 million and $51 million, respectively, has been accrued at December 31, 2007.

In connection with the Company’s origination of commercial mortgage loans, it had outstanding commercial mortgage loan commitments with borrowers of $2,092 million at December 31, 2007.

The Company also has other commitments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. These other commitments amounted to $9,616 million at December 31, 2007 reflecting commitments to purchase or fund investments, including $7,435 million that the Company anticipates will be funded from the assets of its separate accounts.

In the course of the Company’s business, it provides certain guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future.

A number of guarantees provided by the Company relate to real estate investments, in which the investor has borrowed funds, and the Company has guaranteed their obligation to their lender. In some cases, the investor is an affiliate, and in other cases the unaffiliated investor purchases the real estate investment from the Company. The Company provides these guarantees to assist the investors in obtaining financing for the transaction on more beneficial terms. The vast majority of these guarantees relate to real estate investments held by the Company’s separate accounts and the Company’s maximum potential exposure under these guarantees was $2,538 million at December 31, 2007. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the underlying collateral, or would provide the Company with rights to obtain the underlying collateral. These guarantees generally expire at various times over the next ten years. At December 31, 2007, no amounts were accrued as a result of the Company’s assessment that it is unlikely payments will be required.

As discussed in Note 19, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying securities become worthless, is $1,618 million at December 31, 2007. These credit derivatives generally have maturities of ten years or less.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Certain contracts include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2007, such contracts in force carried a total guaranteed value of $3,943 million.

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2007, the Company has accrued liabilities of $4 million associated with all other financial guarantees and indemnity arrangements, which does not include retained liabilities associated with sold businesses.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. The Company is subject to class action lawsuits and individual lawsuits involving a variety of issues including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial and the Company and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among the Company, over 350 claimants who are current and former employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that the Company conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting the Company’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In November 2006, plaintiffs filed a motion seeking to permit over 200 individuals to join the cases as additional plaintiffs, to authorize a joint trial on liability issues for all plaintiffs, and to add a claim under the New Jersey discrimination law. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs and a claim under the New Jersey discrimination law but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, Prudential Financial and the Company moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

commercial bribery and conspiracy to commit malpractice claims and denied the motion with respect to other claims. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.

The Company, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. The Company may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. The Company is cooperating with these inquiries and has had discussions with certain authorities in an effort to resolve the inquiries into this matter. In December 2006, Prudential Insurance reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential Insurance paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential Insurance also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims. In January 2008, the court dismissed the ERISA claims with prejudice. In February 2008, the court entered an order dismissing all of the state law claims without prejudice and entered judgment in favor of defendants. Plaintiffs have filed a notice of appeal with the Third Circuit Court of Appeals. The regulatory settlement may adversely affect the existing litigation or cause additional litigation and result in adverse publicity and other potentially adverse impacts to the Company’s business.

In April 2005, the Company voluntarily commenced a review of the accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to the Company’s wind down and divested businesses and discontinued operations. Subsequent to commencing this voluntary review, the Company received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the SEC for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to the Company’s property and casualty insurance operations that were sold in 2003. These investigations are ongoing and not yet complete and it is possible that the Company may receive additional requests from regulators relating to reinsurance arrangements. The Company intends to cooperate with all such requests.

In August 1999, a company employee and several retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against the Company and its Board of Directors in connection with a group annuity contract entered into in 1989 between the Prudential Retirement Plan and the Company. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, the Company would retain shares distributed under the annuity contract in violation of ERISA’s fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and the Company filed an answer denying the essential allegations of the complaint. The amended complaint seeks injunctive and monetary relief, including the return of what are claimed to be excess investment and advisory fees paid by the Retirement Plan to Prudential. In March 2002, the court dismissed certain of the claims against the individual defendants. A non-jury trial was concluded in January 2005. In August 2007, the court issued its decision and order dismissing the case. In September 2007, plaintiffs filed a notice of appeal with the Eleventh Circuit Court of Appeals. In December 2007, the appeal was withdrawn.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. The Company’s consolidated financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court of the District of New Jersey, claiming that the Company failed to pay overtime to insurance agents who were registered representatives in violation of federal and state law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees.

Stewart v. Prudential, et al., is a lawsuit brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life insurance policy against the Company and Pruco Life Insurance Company. The complaint alleges that the Prudential defendants acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. On February 15, 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. Motions for a new trial, judgment notwithstanding the verdict and remittitur were denied in June 2006. In October 2007, the Mississippi Supreme Court reversed the trial court and dismissed the case. Plaintiffs filed a motion for reconsideration, which was denied.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that results of operations or cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Report of Independent Auditors

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America ( a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc), and its subsidiaries (collectively, the “Company”) at December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed its method of accounting for uncertainty in income taxes, for deferred acquisition costs in connection with modifications or exchanges of insurance contracts, and for income tax-related cash flows generated by a leveraged lease transaction on January 1, 2007 and for defined benefit pension and other postretirement plans on December 31, 2006.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York

February 27, 2008

PART C: OTHER INFORMATION

Item 26. Exhibits

Exhibit (a)	Resolutions of the Board of Directors of The Prudential Insurance Company of America.
	i.	Resolution establishing The Prudential Variable Contract Account GI-2. (Note 1)
	ii.	Amendment to the Resolution proposing investment in unaffiliated mutual funds for the Prudential Variable Contract Account GI-2. (Note 2)

Exhibit (b)	Custodian Agreements. Not Applicable

Exhibit (c)	Underwriting Contracts.
	i.	Form of Distribution Agreement between Pruco Securities, LLC and The Prudential Insurance Company of America. (Note 6)
	ii.	Form of Agreement between Pruco Securities, LLC and the independent brokers with respect to the Sale of the Group Contracts. (Note 8)

Exhibit (d)	Contracts.
	i.	Group Contract. (Note 8)
	ii.	Certificate of Coverage. (Note 8)
	iii.	Assignment Certificate. (Note 8)
Exhibit (e)	Applications.
	i.	Application Form for Group Contract. (Note 8)

Exhibit (f)	Depositor’s Certificate of Incorporation and By-Laws.
	i.	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 4)
	ii.	By-laws of The Prudential Insurance Company of America, as amended September 10, 2002. (Note 3)

Exhibit (g)	Reinsurance Contracts. Not Applicable

Exhibit (h)	Participation Agreements.
	i.	Form of Participation Agreement: Participation Agreement between The Prudential Insurance Company of America and Prudential Series Fund. (Note 5)
	ii.	Participation Agreements between The Prudential Insurance Company of America and the following fund families:

AIM Variable Insurance Funds (Note 8)
AllianceBernstein Variable Product Series Fund, Inc. (Note 8)
DWS Variable Series I, II and Investment VIT Funds (Note 8)
Fidelity Variable Insurance Products (Note 8)
Franklin Templeton Variable Insurance Products Trust (Note 8)
J.P. Morgan Series Trust II (Note 8)
JPMorgan Insurance Trust (Note 8)
Neuberger Berman Advisors Management Trust (Note 8)
PIMCO Variable Insurance Trust (Note 8)
Royce Capital Fund (Note 8)
The Universal Institutional Funds, Inc. (Note 8)
Van Eck Global Worldwide Insurance Trust (Note 8)

	iii.	Form of 22c-2 Agreement (Note 7)

Exhibit (i)	Administrative Contracts. Not Applicable

Exhibit (j)	Other Material Contracts. Not Applicable

Exhibit (k)	Legal Opinion.
	i.	Opinion and Consent of Michael J. Scharpf, Esq. as to the legality of the securities being registered. (Note 8)

Exhibit (l)	Actuarial Opinion. Not Applicable

Exhibit (m)	Calculation. Not Applicable

Exhibit (n)	Other Opinions.
	i.	Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. (Note 8)

Exhibit (o)	Omitted Financial Statements. Not Applicable

Exhibit (p)	Initial Capital Agreements. Not Applicable

Exhibit (q)	Redeemability Exemption.
	i.	Not applicable; disclosure provided in prospectus and statement of additional information.

Exhibit (r)	Powers of Attorney. (Note 8)
F. Becker, G. Bethune, W. Caperton III, R. Carbone, G. Casellas, J. Cullen, W. Gray, III, M. Grier, J. Hanson, C. Horner, K. Krapek, C. Poon, A. Ryan, P. Sayre, J. Strangfeld, Jr., J. Unruh
,

(Note 1)	Incorporated by reference to Registrant’s Form S-6, Registration No. 333-01031, filed February 16, 1996.
(Note 2)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 to Registration Statement, Registration No. 333-01031, filed January 27, 1997.
(Note 3)	Incorporated by reference to Post–Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006 on behalf of The Prudential Variable Appreciable Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of The Prudential Variable Contract Real Property Account.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 51 to Form N-1A, Registration No. 2-80896, filed April 28, 2005 on behalf of The Prudential Series Fund.
(Note 6)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-137572, filed December 21, 2006.
(Note 7)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 to Form N-6, Registration No. 333-137572, filed April 19, 2007.
(Note 8)	Filed herewith.

Item 27. Directors and Officers of the Depositor

Directors of Prudential are listed below:

Name and Principal Business Address*	Position and Offices with Depositor

Frederic K. Becker	Director
Gordon M. Bethune	Director
W. Gaston Caperton III	Director
Gilbert F. Casellas	Director
James G. Cullen	Director
William H. Gray, III	Director
Mark B. Grier	Director
Jon F. Hanson	Director
Constance J. Horner	Director
Karl J. Krapek	Director
Christine A. Poon	Director
Arthur F. Ryan	Chairman of the Board
John R. Strangfeld, Jr.	Director
James A. Unruh	Director

Principal Officers of Prudential are listed below:

Name and Principal Business Address*	Position and Offices with Depositor

Richard J. Carbone	Senior Vice President and Chief Financial Officer
Bernard J. Jacob	Senior Vice President and Treasurer
Kathleen M. Gibson	Vice President, Secretary and Corporate Governance Officer
Robert C. Golden	Executive Vice President
Mark B. Grier	Vice Chairman, Financial Management
Susan L. Blount	Senior Vice President and General Counsel
John R. Strangfeld, Jr.	Chief Executive Officer and President
Peter B. Sayre	Senior Vice President and Corporate Controller
Sharon C. Taylor	Senior Vice President

* The address of each Director and Officer is 751 Broad Street, Newark, NJ 07102.

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, filed February 27, 2008, the text of which is hereby incorporated by reference.

Item 29. Indemnification

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (“Prudential”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s by-law, Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a)     Pruco Securities, LLC (“Prusec”)

Pruco Securities LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Group Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a FINRA-registered member. (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Group Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Group Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

(b)     Information concerning the officers, directors and managers of Prusec is set forth below.

Name and Principal Business Address	Position and Offices with Principal Underwriter

John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Francine B. Boucher (Note 1)	Chief Legal Officer, Secretary
Margaret R. Horn (Note 1)	Controller, Chief Financial Officer
Andrew M. Shainberg (Note 1)	Vice President, Chief Compliance Officer
Joan H. Cleveland (Note 1)	Vice President
Yolanda M. Doganay (Note 1)	Vice President
Thomas H. Harris (Note 3)	Vice President
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 5)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
Bernard J. Jacob (Note 2)	Treasurer
James J. Avery, Jr. (Note 1)	Manager
David R. Odenath (Note 2)	Manager
Judy A. Rice (Note 3)	Manager
Matthew J. Voelker (Note 6)	Manager
David S. Campen (Note 1)	Assistant Controller
Janice Pavlou (Note 1)	Assistant Controller
Robert A. Szuhany (Note 1)	Assistant Controller
Mary E. Yourth (Note 1)	Assistant Controller
Paul F. Blinn (Note 1)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Stephen W. Gauster (Note 2)	Assistant Secretary
Thomas Castano (Note 1)	Assistant Secretary
Kathleen Gibson (Note 2)	Vice President, Assistant Secretary
Noreen M. Fierro (Note 2)	Vice President, Anti-Money Laundering Officer

(Note 1)	213 Washington Street, Newark, NJ 07102
(Note 2)	751 Broad Street, Newark, NJ 07102
(Note 3)	100 Mulberry Street, Newark, NJ 07102
(Note 4)	One New York Plaza, 11th Floor, New York, NY 10004
(Note 5)	200 Wood Avenue S, Iselin, NJ 08830
(Note 6)	2998 Douglas Blvd. HP2, Roseville, CA 95661

(c)     Compensation

During the year ended December 31, 2007, Prusec received no compensation or commissions from The Prudential Variable Contract Account GI-2.

Item 31. Location of Accounts and Records

The Depositor, The Prudential Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102. The Principal Underwriter, Pruco Securities, LLC (“Prusec”) is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

The Prudential Insurance Company of America (“Prudential”) represents that the fees and charges deducted under the Group Variable Universal Life Insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the Registrant’s Registration Statement and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 24th day of April, 2008.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
(Registrant)

By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Depositor)

By:	/s/ Rosanne J. Baruh

Rosanne J. Baruh
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE AND TITLE

/s/*

ARTHUR F. RYAN
CHAIRMAN OF THE BOARD

/s/*

RICHARD J. CARBONE
SENIOR VICE PRESIDENT AND CHIEF
FINANCIAL OFFICER

/s/*

PETER B. SAYRE
SENIOR VICE PRESIDENT AND CORPORATE
CONTROLLER

/s/*

FREDERIC K. BECKER
DIRECTOR

/s/*

GORDON M. BETHUNE
DIRECTOR

/s/*

W. GASTON CAPERTON, III
DIRECTOR

/s/*

GILBERT F. CASELLAS
DIRECTOR

/s/*

JAMES G. CULLEN
DIRECTOR

/s/*

WILLIAM H. GRAY, III
DIRECTOR

/s/*

MARK B. GRIER
DIRECTOR

/s/*

JON F. HANSON
DIRECTOR

/s/*

CONSTANCE J. HORNER
DIRECTOR

/s/*

KARL J. KRAPEK
DIRECTOR

/s/*

CHRISTINE A. POON
DIRECTOR

/s/*

JOHN R. STRANGFELD, JR.
DIRECTOR

/s/*

JAMES A. UNRUH
DIRECTOR

*By:	/s/ THOMAS C. CASTANO

THOMAS C. CASTANO
Attorney-in-fact
April 15, 2008

EXHIBIT INDEX

Item 26

(c)(ii)	Form of Agreement between Pruco Securities, LLC and the independent brokers with respect to the Sale of the Group Contracts.
(d)(i)	Group Contract
(d)(ii)	Certificate of Coverage
(d)(iii)	Assignment Certificate
(e)(i)	Application
(h)(ii)	Participation Agreements between The Prudential Insurance Company of America and the following fund families:

AIM Variable Insurance Funds
AllianceBernstein Variable Product Series Fund, Inc.
DWS Variable Series I, II and Investment VIT Funds
Fidelity Variable Insurance Products
Franklin Templeton Variable Insurance Products Trust
J.P. Morgan Series Trust II
JPMorgan Insurance Trust
Neuberger Berman Advisors Management Trust
PIMCO Variable Insurance Trust
Royce Capital Fund
The Universal Institutional Funds, Inc.
Van Eck Global Worldwide Insurance Trust

(k)	Opinion and Consent of Michael J. Scharpf, Esq. as to the legality of the securities being registered.
(n)	Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.
(r)	Powers of Attorney: F. Becker, G. Bethune, W. Caperton III, R. Carbone, G. Casellas, J. Cullen, W. Gray, III, M. Grier, J. Hanson, C. Horner, K. Krapek, C. Poon, A. Ryan, P. Sayre, J. Strangfeld, Jr., J. Unruh